W&R Funds, Inc.
                      Asset Strategy Fund
                      Core Equity Fund
                      High Income Fund
                      International Growth Fund
                      Large Cap Growth Fund
                      Limited-Term Bond Fund
                      Mid Cap Growth Fund
                      Money Market Fund
                      Municipal Bond Fund
                      Science and Technology Fund
                      Small Cap Growth Fund
                      Tax-Managed Equity Fund

                    Annual
                    Report
                    --------------
                    March 31, 2001

CONTENTS


         3     Asset Strategy Fund

        21     Core Equity Fund

        38     High Income Fund

        57     International Growth Fund

        76     Large Cap Growth Fund

        92     Limited-Term Bond Fund

       109     Mid Cap Growth Fund

       126     Money Market Fund

       137     Municipal Bond Fund

       156     Science and Technology Fund

       173     Small Cap Growth Fund

       191     Tax-Managed Equity Fund

       206     Notes to Financial Statements

       228     Independent Auditors' Report

       229     Income Tax Information

       234     Directors & Officers











This report is submitted for the general information of the shareholders of W&R Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied with or preceded by the W&R Funds, Inc. current prospectus and current Fund performance information.

MANAGERS' DISCUSSION

-----------------------------------------------------------------
  March 31, 2001

An interview with Michael L. Avery and Daniel J. Vrabac, portfolio managers of W&R Funds, Inc. -- Asset Strategy Fund


This report relates to the operation of W&R Funds, Inc. - Asset Strategy Fund for the fiscal year ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund outperformed its stock benchmark index for the period, while underperforming its two bond indexes, indicating the difficult environment for equities and the somewhat better environment for bonds during the last fiscal year. The Fund posted negative returns for the fiscal year, as the Class C shares of the Fund declined 4.22 percent. Nonetheless, the returns were considerably better than the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 21.86 percent during the fiscal year, and the Lipper Flexible Portfolio Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which declined 10.23 percent for the fiscal year. The Fund's returns, however, lagged its bond benchmarks, as the Salomon Brothers Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market) increased 12.57 percent for the fiscal year, and the Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit) increased 6.50 percent for the year. Multiple indexes are presented because the Fund invests in stocks and bonds, as well as other instruments.

Why did the Fund outperform its stock benchmark index, yet lag its two bond benchmark indexes, during the fiscal year?
We believe that the Fund strongly outperformed its stock market benchmark over the fiscal year primarily due to a strategy of underweighting technology issues. We also held securities in certain sectors of the market that continued to perform well, such as energy and health care. Toward the end of 2000, performance was helped to some extent by income generation from an increasing allocation to bonds and cash. The declining equity markets during the fiscal year, coupled with earlier interest rate increases by the Federal Reserve, provided a more positive environment for bonds, as evidenced by the returns in the bond market benchmark index.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Following the initial decline in technology stocks at the end of the first quarter of 2000, many investors and analysts chose to believe that it was only a temporary dip and not a longer-term phenomenon. Many investors continued to purchase technology and "dot.com" shares with what as we now know was misplaced trust in a quick rebound in the market. Secondly, the Federal Reserve, which had provided a flood of liquidity during 1999, began to vigorously withdraw that liquidity during the first half of 2000. We believe that this made it more difficult for the market overall, as funds available for Initial Public Offerings and debt financings shrank.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We utilized the Fund's ability to participate in a variety of markets, along with its flexibility in choosing between equity sectors, to attempt to improve performance. Part of our strategy involved the use of options and futures to hedge and make market calls.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Going forward, we intend to concentrate on infrastructure building as a source of potential equity investments. With regard to fixed income securities, we anticipate continuing to emphasize U.S. Treasuries in the intermediate term. With the apparent deterioration of the economy, we believe that the returns on corporate bonds and high-yield bonds will likely lag the performance of Treasuries.


Respectfully,


Michael L. Avery
Daniel J. Vrabac
Managers
W&R Asset Strategy Fund

Comparison of Change in Value of $10,000 Investment


                                                Salomon
                      W&R             Salomon  Brothers    Lipper
                    Asset            BrothersShort-Term  Flexible
                 Strategy               Broad Index for Portfolio
                    Fund,          Investment   1 month     Funds
                  Class C   S&P 500     GradeCertificatesUniverse
                   Shares     Index     Indexof Deposit   Average
               ----------------------------------------------------------
     04-30-95      10,000    10,000    10,000    10,000    10,000
     03-31-96      10,300    12,832    10,936    10,541    11,931
     03-31-97      10,212    15,366    11,473    11,122    13,153
     03-31-98      12,758    22,748    12,848    11,760    16,993
     03-31-99      12,987    26,963    13,682    12,406    18,148
     03-31-00      18,129    31,862    13,930    13,097    20,784
     03-31-01      17,365    24,898    15,681    13,949    18,658

     ====      W&R Asset Strategy Fund, Class C Shares (1)(2) -- $17,365
     ++++      S&P 500 Index (1) -- $24,898
     -+-+-+    Salomon Brothers Broad Investment Grade Index (1) -- $15,681
     *--*--    Salomon Brothers Short-Term Index for 1 Month Certificates of
               Deposit (1) --  $13,949
     ----      Lipper Flexible Portfolio Funds Universe Average (1) -- $18,658

(1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of April 30, 1995.

(2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                            Average Annual Total Return*
                    Class A     Class B      Class C**   Class Y
                    ---------------------------------------------
Year Ended
  3-31-01                ---       ---         -4.22%     -3.39%
5 Years Ended
  3-31-01                ---       ---         11.01%     12.01%
Since inception of
  Class through
  3-31-01***             ---       ---         9.72%      11.34%
Cumulative return
  since inception
  of Class***          -9.30%   -8.28%            ---       ---

  *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 **Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
***7-10-00 for Class A shares, 7-3-00 for Class B shares, 4-20-95 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND

-----------------------------------------------------------------
Asset Strategy Fund

                                GOAL: To seek high total return over the long term.

Strategy
Invests in stocks, bonds and short-term instruments. Within each of these classes, the Fund may invest in both domestic and foreign securities.

Founded
1995

Scheduled Dividend Frequency
Quarterly (March, June, September and December)

Portfolio Strategy
Stocks 70% (can range from 0-100%)
Bonds 25% (can range from 0-100%)
Short-Term Instruments 5% (can range from 0-100%)

Performance Summary - Class C Shares
Per Share Data
For the Fiscal Year Ended March 31, 2001
----------------------------------------

Dividends paid                   $0.07
                                 =====
Capital gains distribution       $2.66
                                 =====

Net asset value on
3-31-01 $11.97 adjusted to:     $14.63(A)
3-31-00                          15.21
                                ------
Change per Share                $(0.58)
                                ======

(A) This number includes the capital gains distribution of $2.66 paid in December 2000 added to the actual net asset value on March 31, 2001.

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMAY OF ASSET STRATEGY FUND


Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)

                         Class A                      Class B
                  -----------------------   -------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-01          ---       ---            ---            ---
 5-year period
  ended 3-31-01          ---       ---            ---            ---
10-year period
  ended 3-31-01          ---       ---            ---            ---
Cumulative return
  since inception
  of Class(F)          -9.30%    -3.77%         -8.28%         -4.35%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)7-10-00 for Class A shares and 7-3-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period             Class C(B)   Class Y(C)
------             ---------    ---------
 1-year period
  ended 3-31-01        -4.22%    -3.39%
 5-year period
  ended 3-31-01        11.01%    12.01%
10-year period
  ended 3-31-01          ---       ---
Since inception
  of Class(D)           9.72%    11.34%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 (B)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)4-20-95 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

A substantial portion of the Fund's returns during recent periods is attributable to investments in initial public offerings. No assurance can be given that the Fund will continue to be able to invest in such offerings to the same extent as it has in the past or that future offerings in which the Fund invests will have as equally beneficial impact on performance.

Portfolio Highlights


On March 31, 2001, Asset Strategy Fund had net assets totaling $58,972,137 invested in a diversified portfolio of:

   51.94% United States Government Security
   22.70% Cash and Cash Equivalents and Unrealized Gain on
            Open Forward Currency Contracts
   11.34% Common Stocks
   11.11% Corporate Debt Securities
    1.99% Bullion
    0.92% Other Government Securities

As a shareholder of Asset Strategy Fund, for every $100 you had invested on March 31, 2001, your Fund owned:

  $51.94United States Government Security
   22.70Cash and Cash Equivalents and Unrealized Gain on
            Open Forward Currency Contracts
   11.34Common Stocks
   11.11Corporate Debt Securities
    1.99Bullion
    0.92Other Government Securities

THE INVESTMENTS OF ASSET STRATEGY FUND

March 31, 2001

                                                Troy
                                              Ounces        Value

BULLION - 1.99%
 Gold  ...................................     4,543    $ 1,171,621
                                                        -----------
 (Cost: $1,223,710)

                                              Shares

COMMON STOCKS
Chemicals and Allied Products - 0.90%
 Pharmacyclics, Inc.*  ...................     7,900        177,503
 Smith International, Inc.*  .............     5,000        351,000
                                                        -----------
                                                            528,503
                                                        -----------

Electric, Gas and Sanitary Services - 1.66%
 Dominion Resources, Inc.  ...............     2,400        154,728
 El Paso Corporation  ....................     6,800        444,040
 NRG Energy, Inc.  .......................    10,400        378,560
                                                        -----------
                                                            977,328
                                                        -----------

Industrial Machinery and Equipment - 0.49%
 Cooper Cameron Corporation*  ............     5,400        291,600
                                                        -----------

Metal Mining - 4.52%
 Barrick Gold Corporation  ...............    40,600        580,174
 Freeport-McMoRan Copper & Gold Inc.*  ...    28,200        368,010
 Homestake Mining Company  ...............   105,400        554,404
 Newmont Mining Corporation  .............    36,300        585,156
 Placer Dome Inc.  .......................    66,800        577,820
                                                        -----------
                                                          2,665,564
                                                        -----------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF ASSET STRATEGY FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Oil and Gas Extraction - 2.68%
 Anadarko Petroleum Corporation  .........     7,400    $   464,572
 Burlington Resources Incorporated  ......     8,200        366,950
 Global Industries, Ltd.*  ...............    27,900        405,422
 Transocean Sedco Forex Inc.  ............     7,987        346,236
                                                        -----------
                                                          1,583,180
                                                        -----------

Transportation Equipment - 1.09%
 Lockheed Martin Corporation  ............    18,000        641,700
                                                        -----------

TOTAL COMMON STOCKS - 11.34%                            $ 6,687,875
 (Cost: $6,570,885)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Electric, Gas and Sanitary Services - 2.52%
 Dominion Resources, Inc.,
   7.4%, 9-16-02 .........................      $300        308,151
 El Paso Natural Gas Company,
   7.75%, 1-15-02 ........................       300        305,433
 PP&L Capital Funding, Inc.,
   7.7%, 11-15-07 ........................       250        257,498
 Public Service Electric and Gas Company,
   7.19%, 9-6-02 .........................       300        307,944
 WMX Technologies, Inc.,
   7.7%, 10-1-02 .........................       300        306,075
                                                        -----------
                                                          1,485,101
                                                        -----------

Fabricated Metal Products - 0.41%
 Crown Cork & Seal Company, Inc.,
   7.125%, 9-1-02 ........................       300        240,000
                                                        -----------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF ASSET STRATEGY FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Food and Kindred Products - 0.52%
 Diageo Capital plc,
   6.0%, 3-27-03 .........................      $300    $   304,440
                                                        -----------

Food Stores - 0.52%
 Safeway Inc.,
   7.0%, 9-15-02 .........................       300        307,482
                                                        -----------

General Merchandise Stores - 1.03%
 Grupo Elektra, S.A. de C.V.,
   12.75%, 5-15-01 .......................       300        301,500
 Wal-Mart Stores, Inc.,
   6.875%, 8-1-02 ........................       300        308,253
                                                        -----------
                                                            609,753
                                                        -----------

Industrial Machinery and Equipment - 0.51%
 Tyco International Group S.A.,
   6.25%, 6-15-03 ........................       300        304,113
                                                        -----------
Nondepository Institutions - 1.47%
 Banco Latinoamericano de Exportaciones, S.A.:
   6.5%, 4-2-01 (A).......................      $300    $   300,000
   6.59%, 10-6-02 (A) ....................       300        306,276
 Nacional Financiera, S.N.C.,
   9.75%, 3-12-02 ........................       250        259,062
                                                        -----------
                                                            865,338
                                                        -----------

Oil and Gas Extraction - 0.53%
 Apache Corporation,
   9.25%, 6-1-02 .........................       300        312,717
                                                        -----------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF ASSET STRATEGY FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Paper and Allied Products - 0.52%
 Federal Paper Board Company, Inc.,
   8.125%, 7-1-02 ........................       300        308,943
                                                        -----------

Petroleum and Coal Products - 0.51%
 USX Corporation,
   9.8%, 7-1-01 ..........................       300        302,388
                                                        -----------

Primary Metal Industries - 0.52%
 CSN Islands Corp.,
   9.625%, 8-2-02 (A) ....................       300        307,125
                                                        -----------

Railroad Transportation - 1.03%
 Norfolk Southern Corporation,
   6.95%, 5-1-02 .........................       300        304,746
 Union Pacific Corporation,
   5.78%, 10-15-01 .......................       300        300,735
                                                        -----------
                                                            605,481
                                                        -----------

Transportation Equipment - 1.02%
 Lockheed Martin Corporation,
   6.85%, 5-15-01 ........................       300        300,519
 TRW Inc.,
   6.45%, 6-15-01 ........................       300        299,679
                                                        -----------
                                                            600,198
                                                        -----------

TOTAL CORPORATE DEBT SECURITIES - 11.11%                $ 6,553,079
 (Cost: $6,489,011)


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF ASSET STRATEGY FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

OTHER GOVERNMENT SECURITIES
Argentina - 0.49%
 Republic of Argentina (The),
   0.0%, 10-15-01 ........................      $300    $   286,500
                                                        -----------

Mexico - 0.43%
 United Mexican States,
   8.625%, 3-12-08 .......................       250        253,125
                                                        -----------

TOTAL OTHER GOVERNMENT SECURITIES - 0.92%               $   539,625
 (Cost: $529,738)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   5.25%, 8-15-03 ........................     2,875      2,936,094
   6.5%, 8-15-05 .........................       250        268,867
   5.75%, 11-15-05 (B) ...................    15,400     16,157,834
   6.125%, 8-15-07 .......................     8,675      9,295,783
   5.375%, 2-15-31 .......................     2,000      1,974,380
                                                        -----------
TOTAL UNITED STATES GOVERNMENT SECURITIES - 51.94%      $30,632,958
 (Cost: $30,492,764)                                    -----------

                                                Face
                                           Amount in
                                           Thousands

UNREALIZED GAIN ON OPEN FORWARD
 CURRENCY CONTRACTS - 0.15%
   Japenese Yen, 11-30-01 (C) ............  Y365,296    $    86,256


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF ASSET STRATEGY FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands
SHORT-TERM SECURITIES
Chemicals and Allied Products - 9.47%
 du Pont (E.I.) de Nemours and Company,
   4.9%, 4-25-01 .........................    $1,000    $   996,733
 GLAXO WELLCOME plc,
   4.9%, 4-26-01 .........................     2,600      2,591,153
 PPG Industries, Inc.,
   5.02%, 4-16-01 ........................     2,000      1,995,817
                                                        -----------
                                                          5,583,703
                                                        -----------

Nondepository Institutions - 5.66%
 Caterpillar Financial Services Corp.,
   4.9%, 4-27-01 .........................     2,000      1,992,922
 PACCAR Financial Corp.,
   4.925%, Master Note ...................     1,343      1,343,000
                                                        -----------
                                                          3,335,922
                                                        -----------

Paper and Allied Products - 4.39%
 Sonoco Products Co.,
   4.92%, 4-23-01 ........................     2,600      2,592,183
                                                        -----------

Security and Commodity Brokers - 3.38%
 Merrill Lynch & Co.,Inc.,
   4.92%, 4-20-01 ........................     2,000      1,994,807
                                                        -----------

TOTAL SHORT-TERM SECURITIES - 22.90%                    $13,506,615
 (Cost: $13,506,615)

TOTAL INVESTMENTS - 100.35%                             $59,178,029
 (Cost: $58,812,723)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.35%)       (205,892)

NET ASSETS - 100.00%                                    $58,972,137


                See Notes to Schedule of Investments on page 13

THE INVESTMENTS OF ASSET STRATEGY FUND

March 31, 2001


Notes to Schedule of Investments
    *No income dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the total value of these securities amounted to $913,401 or 1.55% of net assets.
(B) As of March 31, 2001, a portion of the security is pledged against the following written call options. (See Note 6 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/Premium    Market
     Security            to Call  Exercise Price  Received     Value
---------------------------       ----------------------------------- ------
Analog Devices, Inc.      136       April/45      $ 25,568   $ 6,636
eBay Inc.*                75        April/40        21,563    15,000
King Pharmaceuticals, Inc.13        April/45         1,716     1,430
King Pharmaceuticals, Inc.158       April/40        48,506    48,980
McData Corporation,
 Class B                  121       April/25        21,689    29,904
Rambus Inc.               132       April/25        27,324    26,400
Siebel Systems, Inc.      66        April/30        26,268    12,280
Texas Instruments
 Incorporated             190       April/35        48,070    14,037
                                                  --------  --------
                                                  $220,704  $154,667
                                                  ========  ========

(C) Principal amounts are denominated in the indicated foreign currency, where applicable (Y - Japanese Yen.)

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

ASSET STRATEGY FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investments -- at value (Notes 1 and 3):
   Bullion (cost - $1,224)..................................   $ 1,172
   Securities (cost - $57,589)..............................    58,006
                                                               -------
                                                                59,178
 Cash  .....................................................         5
 Receivables:
   Dividends and interest...................................       582
   Fund shares sold ........................................       113
 Prepaid insurance premium  ................................         1
                                                               -------
    Total assets  ..........................................    59,879
LIABILITIES                                                    -------
 Payable for investment securities purchased  ..............       516
 Payable to Fund shareholders  .............................       210
 Outstanding call options at market (Note 6) ...............       155
 Accrued transfer agency and dividend disbursing (Note 2) ..        12
 Accrued accounting services fee (Note 2) ..................         3
 Accrued distribution fee (Note 2) .........................         2
 Accrued management fee (Note 2) ...........................         2
 Accrued service fee (Note 2) ..............................         1
 Other  ....................................................         6
                                                               -------
    Total liabilities  .....................................       907
                                                               -------
      Total net assets .....................................   $58,972
NET ASSETS                                                     =======
 $0.01 par value capital stock
   Capital stock ...........................................   $    49
   Additional paid-in capital...............................    57,480
 Accumulated undistributed income:
   Accumulated undistributed net investment income .........       193
   Accumulated undistributed net realized gain
    on investments  ........................................       819
   Net unrealized appreciation of investments ..............       365
   Net unrealized appreciation in value of written
    call options  ..........................................        66
                                                               -------
    Net assets applicable to outstanding units of
      capital ..............................................   $58,972
Net asset value per share (net assets divided                  =======
 by shares outstanding):
 Class A  ..................................................    $11.98
 Class B  ..................................................    $11.97
 Class C  ..................................................    $11.97
 Class Y  ..................................................    $11.98
Capital shares outstanding:
 Class A  ..................................................       206
 Class B  ..................................................       159
 Class C  ..................................................     4,514
 Class Y  ..................................................        46
Capital shares authorized ..................................   200,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

ASSET STRATEGY FUND
For the Fiscal Year Ended March 31, 2001
(In Thousands)
INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ...............................   $ 1,380
   Dividends (net of foreign withholding taxes of $2).......       356
                                                               -------
    Total income  ..........................................     1,736
 Expenses (Note 2):                                            -------
   Distribution fee:
    Class A ................................................       ---*
    Class B ................................................         5
    Class C ................................................       415
    Class Y ................................................         1
   Investment management fee ...............................       402
   Service fee:
    Class A ................................................         2
    Class B ................................................         2
    Class C ................................................       138
   Transfer agency and dividend disbursing:
    Class A ................................................         2
    Class B ................................................         2
    Class C ................................................       126
   Accounting services fee .................................        33
   Custodian fees ..........................................        21
   Audit fees ..............................................        12
   Legal fees ..............................................         2
   Shareholder servicing fee -- Class Y ....................         1
   Other ...................................................        55
                                                               -------
    Total  .................................................     1,219
                                                               -------
       Net investment income  ..............................       517
REALIZED AND UNREALIZED GAIN                                   -------
 (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
 Realized net gain on securities  ..........................     4,365
 Realized net gain on call options written  ................     1,177
 Realized net loss on put options purchased  ...............    (1,718)
 Realized net gain from foreign currency transactions ......         1
                                                               -------
   Realized net gain on investments ........................     3,825
                                                               -------
 Unrealized depreciation in value of securities
   during the period .......................................    (7,125)
 Unrealized appreciation in value of forward currency contracts     86
 Unrealized appreciation in value of written
   call options during the period ..........................        66
                                                               -------
   Unrealized depreciation..................................    (6,973)
                                                               -------
    Net loss on investments ................................    (3,148)
                                                               -------
      Net decrease in net assets resulting from operations .   $(2,631)
                                                               =======
*Not shown due to rounding.
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

ASSET STRATEGY FUND
(In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2001         2000
                                         -----------    ---------
INCREASE IN NET ASSETS
 Operations:
   Net investment income .................   $   517      $    99
   Realized net gain on investments ......     3,825        8,765
   Unrealized appreciation (depreciation)     (6,973)       5,690
                                             -------      -------
    Net increase (decrease) in net assets
      resulting from operations ..........    (2,631)      14,554
                                             -------      -------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A ..............................       (20)         ---
    Class B ..............................        (7)         ---
    Class C  .............................      (288)        (151)
    Class Y  .............................        (9)          (4)
   Realized net gain on investment transactions:
    Class A ..............................      (281)         ---
    Class B ..............................      (139)         ---
    Class C  .............................    (9,737)        (981)
    Class Y  .............................       (96)          (9)
                                             -------      -------
                                             (10,577)      (1,145)
                                             -------      -------
 Capital share transactions
   (Note 5) ..............................    19,464        8,527
                                             -------      -------
   Total increase ........................     6,256       21,936
NET ASSETS
 Beginning of period  ....................    52,716       30,780
                                             -------      -------
 End of period  ..........................   $58,972      $52,716
                                             =======      =======
   Undistributed net investment
    income (loss)  .......................      $193          $(1)
                                                ====          ===

                 *See "Financial Highlights" on pages    -   .

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

ASSET STRATEGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout The Period:
                    For the
                    period
                     from
                  7-10-00*
                        to
                    3-31-01
                   --------
Net asset value,
 beginning of period $15.22
                     ------
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.15
 Net realized and
   unrealized loss
   on investments ..  (0.60)
                     ------
Total from investment
 operations  .......  (0.45)
                     ------
Less distributions:
 From net investment
   income ..........  (0.13)
 From capital gains   (2.66)
                     ------
Total distributions   (2.79)
                     ------
Net asset value,
 end of period  .... $11.98
                     ======
Total return** .....  -3.77%
Net assets, end of
 period (in
 millions)  ........     $2
Ratio of expenses
 to average net
 assets  ...........   1.26%***
Ratio of net investment
 income to average
 net assets  .......   2.26%***
Portfolio turnover
 rate  ............. 214.77%****

   *Commencement of operations.
  **Total return calculated without taking into account the sales load deducted on an initial purchase.
 ***Annualized.
****For the fiscal year ended March 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

ASSET STRATEGY FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout The Period:
                    For the
                    period
                     from
                   7-3-00*
                        to
                    3-31-01
                   --------
Net asset value,
 beginning of period $15.21
                     ------
Income (loss) from
 investment
 operations:
 Net investment
   income ..........   0.07
 Net realized and
   unrealized loss
   on investments ..  (0.60)
                     ------
Total from investment
 operations  .......  (0.53)
                     ------
Less distributions:
 From net investment
   income ..........  (0.05)
 From capital gains   (2.66)
                     ------
Total distributions   (2.71)
                     ------
Net asset value,
 end of period  .... $11.97
                     ======
Total return .......  -4.35%
Net assets, end of
 period (in
 millions)  ........     $2
Ratio of expenses
 to average net
 assets  ...........   2.15%**
Ratio of net investment
 income to average
 net assets  .......   1.37%**
Portfolio turnover
 rate  ............. 214.77%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended March 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

ASSET STRATEGY FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended March 31,
                            -------------------------------------
                               2001   2000    1999   1998    1997
                            -------------- -------------- -------
Net asset value,
 beginning of period         $15.21 $11.20  $11.42 $ 9.73  $10.15
                             ------ ------  ------ ------  ------
Income (loss) from
 investment operations:
 Net investment
   income ..........           0.11   0.03    0.15   0.21    0.23
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.62)  4.33    0.05   2.16   (0.30)
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          (0.51)  4.36    0.20   2.37   (0.07)
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.07) (0.05)  (0.16) (0.22)  (0.21)
 From capital gains           (2.66) (0.30)  (0.26) (0.46)  (0.14)
                             ------ ------  ------ ------  ------
Total distributions           (2.73) (0.35)  (0.42) (0.68)  (0.35)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $11.97 $15.21  $11.20 $11.42  $ 9.73
                             ====== ======  ====== ======  ======
Total return .......          -4.22% 39.60%   1.79% 24.94%  -0.86%
Net assets, end of
 period (in
 millions)  ........            $54    $52     $30    $19     $13
Ratio of expenses
 to average net
 assets  ...........           2.15%  2.24%   2.32%  2.44%   2.52%
Ratio of net investment
 income to average
 net assets  .......           0.86%  0.24%   1.38%  2.02%   2.21%
Portfolio turnover
 rate  .............         214.77%204.12% 168.17%220.67% 109.92%

 (A) See Note 5.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

ASSET STRATEGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended March 31,
                            -------------------------------------
                               2001   2000    1999   1998    1997
                            -------------- --------------  ------
Net asset value,
 beginning of
 period  ...........         $15.26 $11.21  $11.43 $ 9.73  $10.16
                              -----  -----   -----  -----  ------
Income (loss) from
 investment operations:
 Net investment
   income...........           0.24   0.15    0.26   0.31    0.27
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.63)  4.33    0.05   2.16   (0.26)
                              -----  -----   -----  -----  ------
Total from investment
 operations  .......          (0.39)  4.48    0.31   2.47    0.01
                              -----  -----   -----  -----  ------
Less distributions:
 From net investment
   income ..........          (0.23) (0.13)  (0.27) (0.31)  (0.30)
 From capital gains           (2.66) (0.30)  (0.26) (0.46)  (0.14)
                              -----  -----   -----  -----  ------
Total distributions           (2.89) (0.43)  (0.53) (0.77)  (0.44)
                              -----  -----   -----  -----  ------
Net asset value,
 end of period  ....         $11.98 $15.26  $11.21 $11.43  $ 9.73
                             ====== ======  ====== ======  ======
Total return .......          -3.39% 40.85%   2.75% 26.06%   0.05%
Net assets, end of
 period (in thousands)         $550   $508    $307   $225    $116
Ratio of expenses
 to average net
 assets  ...........           1.32%  1.33%   1.45%  1.58%   1.61%
Ratio of net investment
 income to average
 net assets  .......           1.71%  1.14%   2.25%  2.90%   2.97%
Portfolio turnover
 rate  .............         214.77%204.12% 168.17%220.67% 109.92%


                       See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2001

An interview with James D. Wineland, portfolio manager of W&R Funds, Inc. -- Core Equity Fund


This report relates to the operation of W&R Funds, Inc. - Core Equity Fund for the fiscal year ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund performed relatively well for the fiscal year, outperforming its benchmark indexes. Nonetheless, given the difficult environment for stocks during the period, the Fund had a negative return for the fiscal year. The Class C shares of the Fund declined 16.40 percent during the last fiscal year, compared with the Lipper Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 22.1 percent for the year, and the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 21.85 percent for the year.

What helped the Fund outperform its benchmark indexes during the fiscal year? We believe that the Fund outperformed its benchmark indexes for three primary reasons: good performance from our health care stocks, good performance from our energy stocks, and our low exposure to technology stocks. While the stock market was generally in negative territory during the latter half of 2000 and the first quarter of 2001, it was at least a bit more rewarding to defensively positioned portfolios. We feel that our conservative approach in avoiding some of the very high valuations of technology stocks helped us outperform the S&P 500 for the year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
There were several economic challenges during the fiscal year. U.S. corporate earnings growth continued to slow. Capital expenditures entered a period of substantially lower growth as well, following several years of very high levels of investment in information technology and telecommunications. We believe that the collapse of some Internet and electronic commerce stocks has again focused attention on stocks with solid revenue streams, consistent cash flow and stable earnings.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We began to emphasize what we characterize as defensive holdings, including stocks of selected health care, energy and financial services companies. Also, we have recently begun to increase our positions in some technology names during this period of dramatically lower stock prices for these companies.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We anticipate that the defensive, high-quality securities in the sectors mentioned above will continue to hold a major position in the portfolio. For the short-term, we do not anticipate making any major structural changes to the Fund's portfolio. We believe that corporate earnings in the short-term will likely remain under pressure. We intend to continue to focus on stocks that appear to have stable earnings and strong revenue streams.

Respectfully,

James D. Wineland
Manager
W&R Core Equity Fund

Comparison of Change in Value of $10,000 Investment


                                W&R
                               Core                        Lipper
                             Equity                     Large-Cap
                              Fund,                    Core Funds
                            Class C        S&P 500       Universe
                             Shares          Index        Average
                          ---------      ---------     ----------
     09-30-92                10,000         10,000         10,000
     03-31-93                11,147         10,962         11,072
     03-31-94                12,073         11,123         11,408
     03-31-95                12,818         12,855         12,651
     03-31-96                16,503         16,982         16,281
     03-31-97                18,472         20,334         18,781
     03-31-98                25,781         30,103         26,968
     03-31-99                27,707         35,681         30,911
     03-31-00                34,352         42,164         36,764
     03-31-01                28,720         32,950         28,637


===== W&R Core Equity Fund, Class C Shares (1) (2) -- $28,720
+++++ S&P 500 Index (1)  -- $32,950
----- Lipper Large-Cap Core Funds Universe Average (1) -- $28,637


 (1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 1992.
 (2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                            Average Annual Total Return*
                    Class A     Class B      Class C**   Class Y
                    ---------------------------------------------
Year Ended
  3-31-01                ---       ---         -16.40%   -15.62%
5 Years Ended
  3-31-01                ---       ---          11.72%    12.61%
Since inception of
  Class through
  3-31-01***             ---       ---          13.10%    13.39%
Cumulative return
  since inception
  of Class***         -21.51%   -21.85%           ---       ---

  *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 **Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
***7-3-00 for Class A shares, 7-11-00 for Class B shares, 9-21-92 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF CORE EQUITY FUND

-----------------------------------------------------------------
Core Equity Fund (formerly, Total Return Fund)

                                GOAL:   To seek capital growth and income.

Strategy
Invests primarily in common stocks of U.S. and foreign companies with dominant
market positions in their industries and that have a record of   paying regular
dividends on common stock or have the potential for capital appreciation.

Founded
1992

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2001
-------------------------------------------
Capital gains distribution       $2.38
                                 =====

Net asset value on
3-31-01 $9.45 adjusted to:      $11.83(A)
3-31-00                          13.76
                                ------
Change per share                $(1.93)
                                ======
(A) This number includes the capital gains distribution of $2.38 paid in December 2000 added to the actual net asset value on March 31, 2001.

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF CORE EQUITY FUND


Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------   -------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
1-year period
  ended 3-31-01          ---       ---            ---            ---
 5-year period
  ended 3-31-01          ---       ---            ---            ---
10-year period
  ended 3-31-01          ---       ---            ---            ---
Cumulative return
  since inception
  of Class(F)         -21.51%   -16.72%        -21.85%        -18.50%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)7-3-00 for Class A shares and 7-11-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period             Class C(B)   Class Y(C)
------             ---------    ---------
1-year period
  ended 3-31-01       -16.40%   -15.62%
 5-year period
  ended 3-31-01        11.72%    12.61%
10-year period
  ended 3-31-01          ---       ---
Since inception
  of Class (D)         13.10%    13.39%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)9-21-92 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Portfolio Highlights


On March 31, 2001, Core Equity Fund had net assets totaling $450,734,787 invested in a diversified portfolio of:

   98.46% Common Stocks
    1.02% Cash and Cash Equivalents
    0.52% Preferred Stock



As a shareholder of Core Equity Fund, for every $100 you had invested on March 31, 2001, your Fund owned:

 $46.81  Manufacturing Stocks
  16.42  Finance, Insurance and Real Estate Stocks
   9.89  Services Stocks
   9.16  Mining Stocks
   9.07  Transportation, Communication, Electric
           and Sanitary Services Stocks
   7.11  Wholesale and Retail Trade Stocks
   1.02  Cash and Cash Equivalents
   0.52  Preferred Stock

THE INVESTMENTS OF CORE EQUITY FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 1.24%
 Walt Disney Company (The)  ..............   196,000 $  5,605,600
                                                     ------------

Business Services - 5.19%
 AOL Time Warner Inc.*  ..................   351,950   14,130,792
 Clear Channel Communications, Inc.*  ....   109,800    5,978,610
 eBay Inc.*  .............................    90,900    3,286,603
                                                     ------------
                                                       23,396,005
                                                     ------------

Chemicals and Allied Products - 21.32%
 Air Products and Chemicals, Inc.  .......   103,000    3,955,200
 ALZA Corporation*  ......................    37,500    1,518,750
 American Home Products Corporation  .....    76,400    4,488,500
 Biogen, Inc.*  ..........................    77,600    4,915,475
 Bristol-Myers Squibb Company  ...........    70,700    4,199,580
 Dow Chemical Company (The)  .............   310,000    9,786,700
 du Pont (E.I.) de Nemours and Company  ..   159,400    6,487,580
 Forest Laboratories, Inc.*  .............   208,000   12,321,920
 Johnson & Johnson  ......................    68,100    5,956,707
 King Pharmaceuticals, Inc.*  ............   164,800    6,715,600
 Merck & Co., Inc.  ......................    81,300    6,170,670
 Pfizer Inc.  ............................   325,475   13,328,201
 Pharmacia Corporation  ..................   126,673    6,380,519
 QLT Inc.*  ..............................   174,600    3,552,019
 Schering-Plough Corporation  ............   173,000    6,319,690
                                                     ------------
                                                       96,097,111
                                                     ------------

Communication - 2.23%
 Cox Communications, Inc., Class A*  .....   226,100   10,059,189
                                                     ------------

Depository Institutions - 3.37%
 Bank of America Corporation  ............   116,400    6,372,900
 Morgan (J.P.) Chase & Co.  ..............   122,000    5,477,800
 UBS AG, REGISTERED SHARES (A)  ..........    23,100    3,321,108
                                                     ------------
                                                       15,171,808
                                                     ------------

                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF CORE EQUITY FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Electric, Gas and Sanitary Services - 1.62%
 El Paso Corporation  ....................   111,600 $  7,287,480
                                                     ------------

Electronic and Other Electric Equipment - 6.74%
 Analog Devices, Inc.*  ..................   106,000    3,841,440
 Broadcom Corporation, Class A*  .........    32,800      947,920
 General Electric Company  ...............   213,200    8,924,552
 Intel Corporation  ......................   164,200    4,320,513
 JDS Uniphase Corporation*  ..............    69,000    1,272,187
 Nortel Networks Corporation  ............   337,900    4,747,495
 Texas Instruments Incorporated  .........   142,200    4,405,356
 Xilinx, Inc.*  ..........................    54,600    1,916,119
                                                     ------------
                                                       30,375,582
                                                     ------------

Food Stores - 1.91%
 Kroger Co. (The)*  ......................   217,300    5,604,167
 Safeway Inc.*  ..........................    54,700    3,016,705
                                                     ------------
                                                        8,620,872
                                                     ------------

Furniture and Home Furnishings Stores - 0.45%
 Best Buy Co., Inc.*  ....................    56,900    2,046,124
                                                     ------------

General Merchandise Stores - 3.78%
 Target Corporation  .....................   471,900   17,026,152
                                                     ------------

Industrial Machinery and Equipment - 7.88%
 Baker Hughes Incorporated  ..............   317,800   11,539,318
 Caterpillar Inc.  .......................    91,100    4,043,018
 Cisco Systems, Inc.*  ...................   241,400    3,809,594
 Deere & Company  ........................    55,700    2,024,138
 Dell Computer Corporation*  .............   163,200    4,192,200
 EMC Corporation*  .......................   177,300    5,212,620
 Sun Microsystems, Inc.*  ................   304,600    4,680,179
                                                     ------------
                                                       35,501,067
                                                     ------------

                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF CORE EQUITY FUND

March 31, 2001
                                              Shares        Value
COMMON STOCKS (Continued)
Instruments and Related Products - 2.54%
 Applera Corporation-Applied Biosystems
   Group .................................    48,900 $  1,356,975
 Guidant Corporation*  ...................   162,900    7,328,871
 Medtronic, Inc.  ........................    60,400    2,762,696
                                                     ------------
                                                       11,448,542
                                                     ------------


Insurance Carriers - 4.61%
 American International Group, Inc.  .....   118,050    9,503,025
 Chubb Corporation (The)  ................   117,300    8,497,212
 Munchener Ruckversicherungs - Gesellschaft
   Aktiengesellschaft (A) ................     9,300    2,773,430
                                                     ------------
                                                       20,773,667
                                                     ------------

Nondepository Institutions - 6.70%
 Fannie Mae  .............................   183,500   14,606,600
 Freddie Mac  ............................   240,600   15,598,098
                                                     ------------
                                                       30,204,698
                                                     ------------

Oil and Gas Extraction - 9.16%
 Anadarko Petroleum Corporation  .........   248,800   15,619,664
 Burlington Resources Incorporated  ......   257,600   11,527,600
 Schlumberger Limited  ...................   164,100    9,453,801
 Transocean Sedco Forex Inc.  ............   108,246    4,692,464
                                                     ------------
                                                       41,293,529
                                                     ------------

Paper and Allied Products - 1.36%
 International Paper Company  ............   170,000    6,133,600
                                                     ------------


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF CORE EQUITY FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Petroleum and Coal Products - 3.71%
 Exxon Mobil Corporation  ................   110,784 $  8,973,504
 Royal Dutch Petroleum Company  ..........   139,400    7,728,336
                                                     ------------
                                                       16,701,840
                                                     ------------

Prepackaged Software - 3.46%
 Microsoft Corporation*  .................   229,400   12,538,144
 Veritas Software Corp.*  ................    66,300    3,065,380
                                                     ------------
                                                       15,603,524
                                                     ------------

Primary Metal Industries - 1.50%
 Alcoa Incorporated  .....................   188,600    6,780,170
                                                     ------------

Security and Commodity Brokers - 1.74%
 Charles Schwab Corporation (The)  .......   210,650    3,248,223
 Goldman Sachs Group, Inc. (The)  ........    53,900    4,586,890
                                                     ------------
                                                        7,835,113
                                                     ------------

Stone, Clay and Glass Products - 0.45%
 Corning Incorporated  ...................    98,300    2,033,827
                                                     ------------

Telephone and Radiotelephone Communications - 5.22%
 BellSouth Corporation  ..................    65,000    2,659,800
 SBC Communications Inc.  ................   240,300   10,724,589
 Telefonaktiebolaget LM Ericsson,
   ADR, Class B ..........................   492,200    2,760,947
 Vodafone Group plc, ADR  ................   152,700    4,145,805
 Worldcom, Inc.*  ........................   173,000    3,227,531
                                                     ------------
                                                       23,518,672
                                                     ------------

Transportation Equipment - 1.31%
 Lockheed Martin Corporation  ............   165,200    5,889,380
                                                     ------------

                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF CORE EQUITY FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Wholesale Trade -- Nondurable Goods - 0.97%
 Enron Corp.  ............................    75,200 $  4,369,120
                                                     ------------

TOTAL COMMON STOCKS - 98.46%                         $443,772,672
 (Cost: $384,955,353)

PREFERRED STOCK - 0.52%
Communication
 Cox Communications, Inc., 7.0% Convertible   39,200 $  2,332,400
                                                     ------------
 (Cost: $1,956,350)

TOTAL SHORT-TERM SECURITIES - 1.20%                  $  5,418,692
 (Cost: $5,418,692)

TOTAL INVESTMENT SECURITIES - 100.18%                $451,523,764
 (Cost: $392,330,395)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.18%)      (788,977)

NET ASSETS - 100.00%                                 $450,734,787


Notes to Schedule of Investments

    *No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

CORE EQUITY FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities--at value (Notes 1 and 3) ...........  $451,524
 Receivables:
   Investment securities sold ..............................     2,518
   Fund shares sold ........................................       433
   Dividends and interest...................................       357
 Prepaid insurance premium  ................................         2
                                                              --------
    Total assets  ..........................................   454,834
                                                              --------
LIABILITIES
 Payable to Fund shareholders  .............................     3,281
 Payable for investment securities purchased  ..............       658
 Accrued transfer agency and dividend disbursing (Note 2) ..        96
 Accrued distribution fee (Note 2) .........................        18
 Accrued management fee (Note 2) ...........................        17
 Accrued accounting services fee (Note 2) ..................         6
 Accrued service fee (Note 2) ..............................         6
 Other  ....................................................        17
                                                              --------
    Total liabilities  .....................................     4,099
                                                              --------
      Total net assets .....................................  $450,735
                                                              ========
NET ASSETS
 $0.01 par value capital stock
   Capital stock ...........................................  $    477
   Additional paid-in capital...............................   377,595
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss ...........        (2)
   Accumulated undistributed net realized gain on
    investments  ...........................................    13,477
   Net unrealized appreciation of investments ..............    59,188
                                                              --------
    Net assets applicable to outstanding units
      of capital ...........................................  $450,735
                                                              ========
Net asset value per share (net assets divided by
 shares outstanding):
 Class A  ..................................................     $9.51
 Class B  ..................................................     $9.44
 Class C  ..................................................     $9.45
 Class Y  ..................................................     $9.82
Capital shares outstanding:
 Class A  ..................................................       423
 Class B  ..................................................       477
 Class C  ..................................................    46,527
 Class Y  ..................................................       243
Capital shares authorized ..................................   400,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

CORE EQUITY FUND
For the Fiscal Year Ended March 31, 2001
(In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Dividends (net of foreign withholding taxes of $9).......  $  4,898
   Interest and amortization ...............................       833
                                                              --------
    Total income  ..........................................     5,731
                                                              --------
 Expenses (Note 2):
   Distribution fee:
    Class A ................................................       ---*
    Class B ................................................        17
    Class C ................................................     4,099
    Class Y ................................................         6
   Investment management fee ...............................     3,870
   Service fee:
    Class A ................................................         3
    Class B ................................................         6
    Class C ................................................     1,367
   Transfer agency and dividend disbursing:
    Class A ................................................         4
    Class B ................................................         8
    Class C ................................................     1,147
   Accounting services fee .................................        74
   Custodian fees ..........................................        50
   Audit fees ..............................................        18
   Legal fees ..............................................        15
   Shareholder servicing fee -
    Class Y  ...............................................         3
   Other ...................................................       179
                                                              --------
    Total expenses  ........................................    10,866
                                                              --------
      Net investment loss ..................................    (5,135)
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (NOTES 1 AND 3)
 Realized net gain on securities  ..........................    57,552
 Realized net gain on written call options .................       629
 Realized net gain from foreign currency transactions ......        21
                                                              --------
   Realized net gain on investments ........................    58,202
   Unrealized depreciation in value of investments
    during the period  .....................................  (143,457)
                                                              --------
    Net loss on investments ................................   (85,255)
                                                              --------
      Net decrease in net assets resulting from operations .  $(90,390)
                                                              ========

*Not shown due to rounding.

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

CORE EQUITY FUND
(In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2001         2000
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment loss ...................  $ (5,135)    $   (635)
   Realized net gain on investments ......    58,202       67,641
   Unrealized appreciation (depreciation)   (143,457)      51,174
                                            --------     --------
    Net increase (decrease) in net assets
      resulting from operations ..........   (90,390)     118,180
                                            --------     --------
 Distributions to shareholders from
 (Note 1E):*
   Net investment income:
    Class A ..............................       ---          ---
    Class B ..............................       ---          ---
    Class C  .............................       ---       (1,151)
    Class Y  .............................       ---          (16)
   Realized net gain on investment transactions:
    Class A ..............................      (426)         ---
    Class B ..............................      (600)         ---
    Class C  .............................   (95,020)     (18,926)
    Class Y  .............................      (404)         (56)
                                            --------     --------
                                             (96,450)     (20,149)
                                            --------     --------
 Capital share transactions (Note 5)  ....    50,130      (20,177)
                                            --------     --------
   Total increase (decrease)..............  (136,710)      77,854
NET ASSETS
 Beginning of period  ....................   587,445      509,591
                                            --------     --------
 End of period  ..........................  $450,735     $587,445
                                            ========     ========
   Undistributed net investment loss .....       $(2)        $(27)
                                                 ===         ====

*See "Financial Highlights" on pages 34 - 37.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                    For the
                    period
                     from
                   7-3-00*
                        to
                    3-31-01
                   --------
Net asset value,
 beginning of period $13.89
                     ------
Loss from investment
 operations:
 Net investment
   loss.............  (0.00)
 Net realized and
   unrealized loss
   on investments ..  (2.00)
                     ------
Total from investment
 operations  .......  (2.00)
                     ------
Less distributions:
 From net investment
   income ..........  (0.00)
 From capital gains   (2.38)
                     ------
Total distributions   (2.38)
                     ------
Net asset value,
 end of period  .... $ 9.51
                     ======
Total return** ..... -16.72%
Net assets, end of
 period (in
 millions)  ........     $4
Ratio of expenses
 to average net
 assets  ...........   1.18%***
Ratio of net investment
 loss to average
 net assets  .......  -0.11%***
Portfolio turnover
 rate  .............  39.02%****

   *Commencement of operations.
  **Total return calculated without taking into account the sales load deducted on an initial purchase.
 ***Annualized.
****For the fiscal year ended March 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                    For the
                    period
                     from
                  7-11-00*
                        to
                    3-31-01
                   --------
Net asset value,
 beginning of period $14.10
                     ------
Loss from investment
 operations:
 Net investment
   loss.............  (0.05)
 Net realized and
   unrealized loss
   on investments ..  (2.23)
                     ------
Total from investment
 operations  .......  (2.28)
                     ------
Less distributions:
 From net investment
   income ..........  (0.00)
 From capital gains   (2.38)
                     ------
Total distributions   (2.38)
                     ------
Net asset value,
 end of period  .... $ 9.44
                     ======
Total return ....... -18.50%
Net assets, end of
 period (in
 millions)  ........     $5
Ratio of expenses
 to average net
 assets  ...........   2.11%**
Ratio of net investment
 loss to average
 net assets  .......  -1.02%**
Portfolio turnover
 rate  .............  39.02%***
  *Commencement of operations.
 **Annualized.
***For the fiscal year ended March 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:*

                              For the fiscal year ended March 31,
                             ------------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $13.76 $11.52  $12.24 $ 9.09   $8.17
                             ------  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss)....          (0.11) (0.01)   0.03  (0.02)  (0.01)
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.82)  2.71    0.82   3.56    0.98
                             ------  -----   -----  -----   -----
Total from investment
 operations  .......          (1.93)  2.70    0.85   3.54    0.97
                             ------  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.00) (0.03)  (0.01) (0.00)  (0.00)
 From capital gains           (2.38) (0.43)  (1.56) (0.39)  (0.05)
                             ------  -----   -----  -----   -----
Total distributions           (2.38) (0.46)  (1.57) (0.39)  (0.05)
                             ------  -----   -----  -----   -----
Net asset value,
 end of period  ....         $ 9.45 $13.76  $11.52 $12.24   $9.09
                             ====== ======  ====== ======   =====
Total return .......         -16.40% 23.98%   7.47% 39.57%  11.93%
Net assets, end of
 period (in
 millions)  ........           $440   $585    $508   $473    $317
Ratio of expenses
 to average net
 assets  ...........           1.97%  1.98%   1.93%  1.92%   1.95%
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.93% -0.12%   0.30% -0.23%  -0.17%
Portfolio turnover
 rate  .............          39.02% 75.64%  54.73% 36.94%  26.23%

(A)  See Note 5.
*Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*


                              For the fiscal year ended March 31,
                             ------------------------------------
                               2001   2000    1999  1998     1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $14.08 $11.78  $12.46 $ 9.18   $8.19
                             ------ ------  ------ ------   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.04)  0.06    0.12   0.05    0.02
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.84)  2.80    0.84   3.62    1.02
                             ------ ------  ------ ------   -----
Total from investment
 operations  .......          (1.88)  2.86    0.96   3.67    1.04
                             ------ ------  ------ ------   -----
Less distributions:
 From net investment
   income ..........          (0.00) (0.13)  (0.08) (0.00)  (0.00)
 From capital gains           (2.38) (0.43)  (1.56) (0.39)  (0.05)
                             ------ ------  ------ ------   -----
Total distributions           (2.38) (0.56)  (1.64) (0.39)  (0.05)
                             ------ ------  ------ ------   -----
Net asset value,
 end of period  ....         $ 9.82 $14.08  $11.78 $12.46   $9.18
                             ====== ======  ====== ======   =====
Total return .......         -15.62% 24.96%   8.37% 40.63%  12.69%
Net assets, end of
 period (in
   millions)........             $2     $2      $1     $1      $1
Ratio of expenses
 to average net
 assets  ...........           1.15%  1.16%   1.15%  1.20%   1.18%
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.11%  0.67%   1.10%  0.50%   0.65%
Portfolio turnover
 rate  .............          39.02% 75.64%  54.73% 36.94%  26.23%
*Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

                       See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2001

An interview with Louise D. Rieke, portfolio manager of W&R Funds, Inc. -- High Income Fund


This report relates to the operation of the W&R Funds, Inc. - High Income Fund for the fiscal year ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund outperformed one of its benchmark indexes, yet underperformed the other during a challenging market environment. For the fiscal year, the Class C shares of the Fund increased 0.18 percent, compared with the Lipper High Current Yield Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which declined 3.43 percent for the fiscal year, and the Salomon Brothers High Yield Market Index (generally reflecting the performance of securities that represent the high yield bond market), which increased 2.71 percent during the period.

Why did the Fund outperform one benchmark index, yet underperform the other during the fiscal year?
We believe that overall performance was improved because our cash position was high, while ownership of consumer cyclicals and companies exposed to commodities was light. Also, during the second half of the year, our ownership in the telecommunications sector was reduced to a below-market weight. Given that telecommunications was one of the worst performing sectors overall during the last six months, we believe that our reduction in this sector helped the portfolio. We have continued to focus on maintaining the credit quality of the portfolio, and we raised our cash position by selling those holdings we thought may have problems in the future. Traditionally, the Salomon Brothers High Yield Market Index has a much lower weighting in the telecommunications sector as a whole, which in our opinion greatly helped the performance of that benchmark index during the fiscal year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The last year has seen much volatility in the markets, and the high yield market has been no exception. During the year, some sectors have experienced recessions, especially steel, theater exhibitors, telecommunications, auto parts suppliers and chemical companies. This was compounded by the effects of falling auto sales, higher energy prices, an oversupply of steel and the general decline in the U.S. economy.

What strategies and techniques did you employ that specifically affected the Fund's performance?
For a good portion of the year, the Fund held 15-18 percent cash, as well as a significant amount of short-duration, low volatility paper. These were two very defensive steps and, we feel, helped maintain value in the Fund. During the middle of December, we put part of the cash to work, under the belief that the Federal Reserve would soon lower interest rates. We increased exposure to some telecommunications names, predominately the wireless area, in order to participate in any potential rally. When January arrived, the Federal Reserve lowered rates, and the market rebounded by as much as 8 percent, with telecommunications as the major driver. During February and March, however, the telecommunications sector was again reduced.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Going forward, we anticipate focusing on health care, gaming, cable and energy. All of these sectors are defensive and we believe should provide stability to the Fund. During the last year, the Fund held sizable positions in these sectors, and intends to continue to maintain them during the coming year.


Respectfully,
Louise D. Rieke
Manager
W&R High Income Fund

Comparison of Change in Value of $10,000 Investment


                            Salomon    Lipper
                           Brothers      High
                      W&R      High   Current
               High Income    YieldYield Funds
               Fund, Class   Market  Universe
                 C Shares     Index   Average
               -----------   ------ ---------
     07-31-97     $10,000   $10,000   $10,000
     03-31-98      11,177    10,868    10,852
     03-31-99      10,986    10,982    10,691
     03-31-00      11,005    10,720    10,713
     03-31-01      11,025    11,010    10,346

+++++ W&R High Income Fund, Class C Shares(1) -- $11,025
===== Salomon Brothers High Yield Market Index -- $11,010
----- Lipper High Current Yield Funds Universe Average -- $10,346

(1) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                            Average Annual Total Return*
                    Class A     Class B      Class C**   Class Y
                    ---------------------------------------------
Year Ended
  3-31-01                ---       ---           0.18%     0.79%
Since inception of
  Class through
  3-31-01***             ---       ---           2.69%     1.86%
Cumulative return
  since inception
  of Class***          -4.90%    -4.64%           ---       ---
  *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 **Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
***7-3-00 for Class A shares, 7-18-00 for Class B shares, 7-31-97 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND

--------------------------------------------------------------
High Income Fund

                               GOALS: To seek a high level of current income as its primary goal and capital growth as a secondary goal when consistent with its primary goal.

Strategy
Invests primarily in high-yield, high-risk, fixed-income securities of U.S. issuers. The Fund may invest up to 20% of its total assets in common stock in order to seek capital growth.

Founded
1997

Scheduled Dividend Frequency
Monthly

Performance Summary -- Class C Shares


Per Share Data
For the Fiscal Year Ended March 31, 2001
-------------------------------------------

Dividends paid                   $.73
                                =====

Net asset value on
   3-31-01                      $8.54
   3-31-00                       9.27
                               ------
Change per share               $(0.73)
                               ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND


Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------   -------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
1-year period
  ended 3-31-01          ---       ---            ---       ---
 5-year period
  ended 3-31-01          ---       ---            ---       ---
10-year period
  ended 3-31-01          ---       ---            ---       ---
Cumulative return
  since inception
  of Class (F)         -4.90%     0.90%         -4.64%     0.09%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)7-3-00 for Class A shares and 7-18-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period             Class C(B)    Class Y(C)
------             --------    --------
 1-year period
  ended 3-31-01         0.18%     0.79%
 5-year period
  ended 3-31-01          ---       ---
10-year period
  ended 3-31-01          ---       ---
Since inception
  of Class(D)           2.69%     1.86%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)7-31-97 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Portfolio Highlights


On March 31, 2001, High Income Fund had net assets totaling $19,648,799 invested in a diversified portfolio of:

 77.55%  Corporate Debt Securities
 12.09%  Cash and Cash Equivalents
  8.99%  Common and Preferred Stocks, Rights and Warrants
  1.37%  Other Government Security

As a shareholder of High Income Fund, for every $100 you had invested on March 31, 2001, your Fund owned:

 $37.68  Transportation, Communication, Electric
           and Sanitary Services Bonds
  17.22  Services Bonds
  12.09  Cash and Cash Equivalents
  10.91  Manufacturing Bonds
   8.99  Common and Preferred Stocks, Rights and Warrants
   6.06  Miscellaneous Bonds
   5.68  Mining Bonds
   1.37  Other Government Security

THE INVESTMENTS OF HIGH INCOME FUND

March 31, 2001

                                            Shares          Value

COMMON AND PREFERRED STOCKS, RIGHTS AND WARRANTS
Communication - 2.70%
 Adelphia Communications Corporation,
   13% Preferred .........................     2,500  $   250,000
 CSC Holdings, Inc., 11.125% Preferred*  .     2,569      279,379
                                                      -----------
                                                          529,379
                                                      -----------

Nondepository Institutions - 1.91%
 California Federal Preferred Capital
   Corporation, 9.125% Preferred .........    15,000      375,000
                                                      -----------

Paper and Allied Products - 0.00%
 SF Holdings Group, Inc., Class C (A)*  ..        50          250
                                                      -----------

Telephone and Radiotelephone Communications - 3.16%
 Intermedia Communications Inc., 13.5%
   Preferred* ............................       620      610,946
 ONO Finance Plc, Rights (A)*  ...........       250       10,000
 Primus Telecommunications Group,
   Incorporated, Warrants* ...............       300           18
                                                      -----------
                                                          620,964
                                                      -----------

Textile Mill Products - 1.22%
 Anvil Holdings, Inc., 13.0% Preferred*  .    13,000      240,500
                                                      -----------
TOTAL COMMON AND PREFERRED STOCKS, RIGHTS
 AND WARRANTS - 8.99%                                 $ 1,766,093
 (Cost: $1,633,049)

                                         Principal
                                         Amount in
                                         Thousands

CORPORATE DEBT SECURITIES
Amusement and Recreation Services - 7.46%
 Ameristar Casinos, Inc.,
   10.75%, 2-15-09 (A) .................      $250        256,250
 Choctaw Resort Development Enterprise,
   9.25%, 4-1-09 (A) ...................       100        102,125
                See Notes to Schedule of Investments on page 49.

THE INVESTMENTS OF HIGH INCOME FUND

March 31, 2001

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Amusement and Recreation Services (Continued)
 Hollywood Park, Inc.,
   9.25%, 2-15-07 ......................      $500    $   495,000
 Mohegan Tribal Gaming Authority,
   8.75%, 1-1-09 .......................       250        255,313
 Premier Parks Inc.,
   9.75%, 6-15-07 ......................       250        256,250
 Station Casinos, Inc.,
   8.375%, 2-15-08 (A) .................       100        100,500
                                                      -----------
                                                        1,465,438
                                                      -----------
Auto Repair, Services and Parking - 1.42%
 Avis Rent A Car, Inc.,
   11.0%, 5-1-09 .......................       250        280,000
                                                      -----------

Business Services - 3.46%
 Adams Outdoor Advertising Limited Partnership,
   10.75%, 3-15-06 .....................       250        257,500
 Lamar Advertising Company,
   8.625%, 9-15-07 .....................       250        253,750
 National Equipment Services, Inc.,
   10.0%, 11-30-04 .....................       200        168,000
                                                      -----------
                                                          679,250
                                                      -----------

Communication - 13.38%
 Adelphia Communications Corporation,
   10.875%, 10-1-10 ....................       200        211,000
 Allbritton Communications Company,
   9.75%, 11-30-07 .....................       250        252,500
 Charter Communications Holdings, LLC
   and Charter Communications Holdings
   Capital Corporation,
   8.625%, 4-1-09 ......................       250        240,625
 EchoStar DBS Corporation,
   9.375%, 2-1-09 ......................       250        248,750
 FrontierVision Holdings, L.P.,
   0.0%, 9-15-07 (B) ...................       250        250,000

                See Notes to Schedule of Investments on page 49.

THE INVESTMENTS OF HIGH INCOME FUND

March 31, 2001

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
 Insight Communications Company, Inc.,
   0.0%, 2-15-11 (A)(B) ................      $250     $  136,875
 Insight Midwest, L.P. and Insight
   Capital, Inc.,
   10.5%, 11-1-10 (A) ..................       125        133,125
 LIN Holdings Corp.,
   0.0%, 3-1-08 (B) ....................       250        180,000
 Renaissance Media Group LLC,
   0.0%, 4-15-08 (B) ...................       250        192,500
 Salem Communications Corporation,
   9.5%, 10-1-07 .......................       300        300,000
 SpectraSite Holdings, Inc.,
   0.0%, 3-15-10 (B) ...................       250        110,000
 Telewest Communications plc,
   11.0%, 10-1-07 ......................       260        254,150
 Young Broadcasting Inc.,
   10.0%, 3-1-11 (A) ...................       125        120,625
                                                      -----------
                                                        2,630,150
                                                      -----------

Eating and Drinking Places - 1.29%
 Domino's, Inc.,
   10.375%, 1-15-09 ....................      $250    $   253,750
                                                      -----------

Electric, Gas and Sanitary Services - 1.56%
 Allied Waste North America, Inc.,
   10.0%, 8-1-09........................       300        305,625
                                                      -----------

Electronic and Other Electric Equipment - 2.24%
 Alamosa (Delaware), Inc.,
   12.5%, 2-1-11 (A) ...................       350        344,750
 American Tower Corporation,
   9.375%, 2-1-09 (A) ..................       100         95,500
                                                      -----------
                                                          440,250
                                                      -----------


                See Notes to Schedule of Investments on page 49.

THE INVESTMENTS OF HIGH INCOME FUND

March 31, 2001

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Health Services - 3.87%
 Abbey Healthcare Group Incorporated,
   9.5%, 11-1-02 .......................      $250    $   250,625
 Columbia/HCA Healthcare Corporation,
   7.0%, 7-1-07 ........................       250        243,125
 IASIS Healthcare Corporation,
   13.0%, 10-15-09 .....................       250        267,500
                                                      -----------
                                                          761,250
                                                      -----------

Holding and Other Investment Offices - 1.95%
 Host Marriott, L.P.,
   9.25%, 10-1-07 (A) ..................       250        255,625
 Meditrust,
   7.51%, 9-26-03 ......................       150        127,500
                                                      -----------
                                                          383,125
                                                      -----------

Industrial Machinery and Equipment - 1.85%
 AAF-McQuay Inc.,
   8.875%, 2-15-03 .....................       370        364,450
                                                      -----------

Leather and Leather Products - 1.34%
 French Fragrances, Inc.,
   11.75%, 2-1-11 (A) ..................       250        262,500
                                                      -----------

Miscellaneous Retail - 1.61%
 Michaels Stores, Inc.,
   10.875%, 6-15-06 ....................      $300    $   316,500
                                                      -----------

Motion Pictures - 1.01%
 AMC Entertainment Inc.,
   9.5%, 3-15-09 .......................       150        120,000
   9.5%, 2-1-11 ........................       100         78,000
                                                      -----------
                                                          198,000
                                                      -----------
                See Notes to Schedule of Investments on page 49.

THE INVESTMENTS OF HIGH INCOME FUND

March 31, 2001

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Oil and Gas Extraction - 5.68%
 Chesapeake Energy Corporation:
   9.625%, 5-1-05 ......................      $250    $   270,000
   8.125%, 4-1-11 (A) ..................       300        294,999
 Key Energy Services, Inc.,
   8.375%, 3-1-08 (A) ..................       250        257,243
 R&B Falcon Corporation,
   9.5%, 12-15-08 ......................       250        293,750
                                                      -----------
                                                        1,115,992
                                                      -----------

Paper and Allied Products - 5.48%
 Buckeye Technologies Inc.,
   8.0%, 10-15-10 ......................       250        232,500
 Container Corporation of America,
   11.25%, 5-1-04 ......................       500        500,000
 Corporacion Durango, S.A. de C.V.,
   13.125%, 8-1-06 .....................       250        238,750
 SF Holdings Group, Inc.,
   0.0%, 3-15-08 (B) ...................       250        106,250
                                                      -----------
                                                        1,077,500
                                                      -----------

Railroad Transportation - 1.01%
 TFM, S.A. de C.V.,
   0.0%, 6-15-09 (B) ...................       250        197,500
                                                      -----------

Telephone and Radiotelephone Communications - 20.18%
 AT&T Wireless Group,
   7.875%, 3-1-11 (A) ..................       250        250,012
 AirGate PCS, Inc.,
   0.0%, 10-1-09 (B) ...................       265        157,675
 Alestra, S. de R.L. de C.V.,
   12.625%, 5-15-09 ....................       150        127,500
 Concentric Network Corporation,
   12.75%, 12-15-07 ....................       250        176,250
 Grupo Iusacell, S.A. de C.V.,
   14.25%, 12-1-06 .....................       350        364,437

                See Notes to Schedule of Investments on page 49.

THE INVESTMENTS OF HIGH INCOME FUND

March 31, 2001

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Telephone and Radiotelephone Communications (Continued)
 Hyperion Telecommunications, Inc.,
   12.0%, 11-1-07 ......................      $125    $    75,000
 IWO Holdings, Inc., Units,
   14.0%, 1-15-11 (A)(C) ...............       250        246,250
 Intermedia Communications of Florida, Inc.,
   0.0%, 5-15-06 (B) ...................       250        251,250
 Microcell Telecommunications Inc.,
   0.0%, 6-1-06 (B) ....................       250        250,000
 Nextel International, Inc.,
   12.75%, 8-1-10 ......................       250        198,125
 Nextel Partners, Inc.,
   11.0%, 3-15-10 ......................       125        109,375
 ONO Finance Plc,
   13.0%, 5-1-09 .......................       250        195,000
 Sprint Spectrum L.P.,
   0.0%, 8-15-06 (B) ...................       600        629,562
 Time Warner Telecom LLC and Time
   Warner Telecom Inc.,
   9.75%, 7-15-08 ......................       250        245,000
 TRITEL PCS, INC.,
   10.375%, 1-15-11 (A) ................       250        240,000
 Triton PCS, Inc.,
   0.0%, 5-1-08 (B) ....................       200        155,000
 US Unwired Inc.,
   0.0%, 11-01-09 (B) ..................       250        129,375
 VoiceStream Wireless Corporation,
   10.375%, 11-15-09 ...................       150        165,000
                                                      -----------
                                                        3,964,811
                                                      -----------

Trucking and Warehousing - 1.55%
 Iron Mountain Incorporated,
   8.625%, 4-1-13.......................       300        304,125
                                                      -----------

Wholesale Trade -- Nondurable Goods - 1.21%
 Core-Mark International, Inc.,
   11.375%, 9-15-03 ....................       250        237,500
                                                      -----------

                See Notes to Schedule of Investments on page 49.

THE INVESTMENTS OF HIGH INCOME FUND

March 31, 2001

                                         Principal
                                         Amount in
                                         Thousands          Value

TOTAL CORPORATE DEBT SECURITIES - 77.55%              $15,237,716
 (Cost: $15,360,834)

OTHER GOVERNMENT SECURITY - 1.37%
Mexico
 United Mexican States,
   9.75%, 4-6-05 .......................      $250    $   268,438
                                                      -----------
 (Cost: $249,926)

SHORT-TERM SECURITIES
Communication - 3.81%
 Viacom Inc.:
   5.45%, 4-9-01 .......................       500        499,394
   5.4%, 4-27-01 .......................       251        250,021
                                                      -----------
                                                          749,415
                                                      -----------

Food Stores - 3.82%
 Kroger Co. (The),
   6.3%, 4-2-01 ........................       750        749,869
                                                      -----------

Nondepository Institutions - 0.01%
 PACCAR Financial Corp.,
   4.925%, Master Note .................         1          1,000
                                                      -----------

Railroad Transportation - 1.52%
 Union Pacific Corporation,
   5.95%, 4-6-01 .......................       300        299,752
                                                      -----------

Wholesale Trade -- Nondurable Goods - 3.23%
 Safeway Inc.,
   5.8%, 4-2-01 ........................       635        634,898
                                                      -----------

TOTAL SHORT-TERM SECURITIES - 12.39%                  $ 2,434,934
 (Cost: $2,434,934)


                See Notes to Schedule of Investments on page 49.

THE INVESTMENTS OF HIGH INCOME FUND

March 31, 2001

                                                            Value

TOTAL INVESTMENT SECURITIES - 100.30%                 $19,707,181
 (Cost: $19,678,743)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.30%)       (58,382)

NET ASSETS - 100.00%                                  $19,648,799


Notes to Schedule of Investments

    *No income dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the total value of these securities amounted to $3,106,629 or 15.81% of net assets.

(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(C) Each unit of IWO Holdings, Inc. consists of $1,000 principal amount of 14.0% senior notes due 2011 and one warrant to purchase 12.50025 shares of Class C common stock at an exercise price of $7.00 per share.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

HIGH INCOME FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities--at value (Notes 1 and 3) ...........   $19,707
 Cash  .....................................................        10
 Receivables:
   Dividends and interest...................................       360
   Investment securities sold ..............................       234
   Fund shares sold ........................................       168
                                                               -------
    Total assets  ..........................................    20,479
                                                               -------
LIABILITIES
 Payable for investment securities purchased  ..............       730
 Payable to Fund shareholders  .............................        72
 Dividends payable  ........................................        16
 Accrued transfer agency and dividend disbursing(Note 2) ...         6
 Accrued accounting services fee (Note 2) ..................         1
 Accrued distribution fee(Note 2) ..........................         1
 Other  ....................................................         4
                                                               -------
    Total liabilities  .....................................       830
                                                               -------
      Total net assets .....................................   $19,649
                                                               =======
NET ASSETS
 $0.01 par value capital stock
   Capital stock ...........................................   $    23
   Additional paid-in capital...............................    23,865
 Accumulated undistributed income (loss):
 Accumulated undistributed net realized loss
   on investments ..........................................    (4,267)
 Net unrealized appreciation of investments  ...............        28
                                                               -------
   Net assets applicable to outstanding units of capital ...   $19,649
                                                               =======
Net asset value per share (net assets divided by
 shares outstanding):
 Class A  ..................................................     $8.54
 Class B  ..................................................     $8.54
 Class C  ..................................................     $8.54
 Class Y  ..................................................     $8.54
Capital shares outstanding:
 Class A  ..................................................        52
 Class B  ..................................................        80
 Class C  ..................................................     2,168
 Class Y  ..................................................         1
Capital shares authorized ..................................   200,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

HIGH INCOME FUND
For the Fiscal Year Ended March 31, 2001
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ...............................    $2,014
   Dividends................................................        49
                                                                ------
    Total income  ..........................................     2,063
                                                                ------
 Expenses (Note 2):
   Distribution fee:
    Class A ................................................       ---*
    Class B ................................................         2
    Class C ................................................       150
    Class Y ................................................       ---*
   Investment management fee ...............................       127
   Transfer agency and dividend disbursing:
    Class A ................................................       ---*
    Class B ................................................         1
    Class C ................................................        69
   Service fee:
    Class A ................................................       ---*
    Class B ................................................         1
    Class C ................................................        50
   Registration fees .......................................        41
   Accounting services fee .................................        11
   Audit fees ..............................................        10
   Custodian fees ..........................................         7
   Legal fees ..............................................         1
   Shareholder servicing fee - Class Y .....................       ---*
   Other ...................................................        17
                                                                ------
   Total ...................................................       487
    Less expenses in excess of voluntary waiver of
      management fee (Note 2)...............................      (127)
                                                                ------
      Total expenses .......................................       360
                                                                ------
       Net investment income  ..............................     1,703
                                                                ------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  .........................    (3,053)
 Unrealized appreciation in value of investments
   during the period .......................................     1,325
                                                                ------
   Net loss on investments..................................    (1,728)
                                                                ------
    Net decrease in net assets resulting from
      operations ...........................................    $  (25)
                                                                ======
*Not shown due to rounding.

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

HIGH INCOME FUND
(In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2001         2000
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income .................    $1,703      $ 1,833
   Realized net loss on investments ......    (3,053)        (453)
   Unrealized appreciation (depreciation)      1,325       (1,279)
                                             -------      -------
    Net increase (decrease) in net assets
      resulting from operations ..........       (25)         101
                                             -------      -------
 Distributions to shareholders from
   net investment income (Note 1E):*
   Class A................................       (18)         ---
   Class B................................       (21)         ---
   Class C ...............................    (1,663)      (1,832)
   Class Y ...............................        (1)          (1)
                                             -------      -------
                                              (1,703)      (1,833)
                                             -------      -------
 Capital share transactions
   (Note 5) ..............................    (1,506)        (818)
                                             -------      -------
   Total decrease.........................    (3,234)      (2,550)
NET ASSETS
 Beginning of period  ....................    22,883       25,433
                                             -------      -------
 End of period  ..........................   $19,649      $22,883
                                             =======      =======
 Undistributed net investment income  ....      $---         $---
                                                ====         ====

 *See "Financial Highlights" on pages 53 - 56.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

HIGH INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout The Period:

                                   For the
                                    period
                                      from
                                   7-3-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $ 9.04
                                    ------
Income (loss) from
 investment operations:
 Net investment income  ........      0.58
 Net realized and unrealized
   loss on investments .........     (0.50)
                                    ------
Total from investment operations      0.08
                                    ------
Less distributions:
 Declared from net
   investment income ...........     (0.58)
 From capital gains ............     (0.00)
                                    ------
Total distributions ............     (0.58)
                                    ------
Net asset value,
 end of period  ................    $ 8.54
                                    ======
Total return** .................      0.90%
Net assets, end of period (000
 omitted)  .....................      $442
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      1.05%***
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      9.01%***
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      1.42%***
Ratio of net investment income to
 average net assets excluding
 voluntary expense waiver  .....      8.64%***
Portfolio turnover rate ........    114.89%****

   *Commencement of operations.
  **Total return calculated without taking into account the sales load deducted on an initial purchase.
 ***Annualized.
****For the fiscal year ended March 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
HIGH INCOME FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout The Period:

                                   For the
                                    period
                                      from
                                   7-18-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $ 9.03
                                    ------
Income (loss) from investment operations:
 Net investment income  ........      0.48
 Net realized and unrealized loss
   on investments ..............     (0.49)
                                    ------
Total from investment operations     (0.01)
                                    ------
Less distributions:
 Declared from net investment
   income ......................     (0.48)
 From capital gains ............     (0.00)
                                    ------
Total distributions ............     (0.48)
                                    ------
Net asset value,
 end of period  ................     $8.54
                                     =====
Total return ...................      0.09%
Net assets, end of period (in
 millions)  ....................        $1
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      1.85%**
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      8.30%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      2.50%**
Ratio of net investment income to
 average net assets excluding
 voluntary expense waiver  .....      7.65%**
Portfolio turnover rate ........    114.89%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended March 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

HIGH INCOME FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                   For the
                                                   period
                                 For the fiscal     from
                              year ended March 31,7-31-97*
                             ---------------------    to
                               2001   2000    1999 3-31-98
                             ------ ------  ------ ------
Net asset value,
 beginning of period          $9.27  $9.94  $10.79 $10.00
                              -----  -----  ------ ------
Income (loss) from
 investment operations:
 Net investment income         0.73   0.69    0.63   0.37
 Net realized and unrealized
   gain (loss) on investments (0.73) (0.67)  (0.82)  0.79
                              -----  -----  ------ ------
Total from investment
 operations  .......           0.00   0.02   (0.19)  1.16
                              -----  -----  ------ ------
Less distributions:
 Declared from net
   investment income          (0.73) (0.69)  (0.63) (0.37)
 From capital gains           (0.00) (0.00)  (0.03) (0.00)
                              -----  -----  ------ ------
Total distributions           (0.73) (0.69)  (0.66) (0.37)
                              -----  -----  ------ ------
Net asset value,
 end of period  ....          $8.54  $9.27  $ 9.94 $10.79
                              =====  =====  ====== ======
Total return .......           0.18%  0.17%  -1.72% 11.77%
Net assets, end of period
 (in millions)  ....            $19    $23     $25    $12
Ratio of expenses to average
 net assets including
 voluntary expense waiver      1.78%  2.17%   2.20%  2.52%**
Ratio of net investment
 income to average net
 assets including voluntary
 expense waiver  ...           8.38%  7.16%   6.29%  5.98%**
Ratio of expenses to average
 net assets excluding
 voluntary expense waiver      2.41%  2.26%    ---    ---
Ratio of net investment
 income to average net
 assets excluding voluntary
 expense waiver  ...           7.75%  7.07%    ---    ---
Portfolio turnover rate      114.89% 71.31%  50.98% 67.82%

 (A) See Note 5.
 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

HIGH INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                            For the fiscal         period
                              year ended             from
                               March 31,          12-30-98*
                           ---------------             to
                               2001   2000        3-31-99
                            --------------        ---------
Net asset value,
 beginning of period          $9.27  $9.94          $9.97
                              -----  -----          -----
Income (loss) from
 investment operations:
 Net investment income         0.78   0.77           0.20
 Net realized and
   unrealized gain (loss)
   on investments...          (0.73) (0.67)          0.00
                              -----  -----          -----
Total from investment
 operations ........           0.05   0.10           0.20
                              -----  -----          -----
Less distributions:
 Declared from net
   investment income          (0.78) (0.77)         (0.20)
 From capital gains           (0.00) (0.00)         (0.03)
                              -----  -----          -----
Total distributions           (0.78) (0.77)         (0.23)
                              -----  -----          -----
Net asset value,
 end of period .....          $8.54  $9.27          $9.94
                              =====  =====          =====
Total return .......           0.79%  0.94%          2.45%
Net assets, end of
 period (000 omitted)           $12     $6             $6
Ratio of expenses to
 average net assets including
 voluntary expense waiver      1.20%  1.40%          0.26%**
Ratio of net investment
 income to average net
 assets including voluntary
 expense waiver  ...           8.95%  7.85%          8.55%**
Ratio of expenses to
 average net assets excluding
 voluntary expense waiver      1.62%  1.46%           ---
Ratio of net investment
 income to average net
 assets excluding voluntary
 expense waiver  ...           8.52%  7.79%           ---
Portfolio turnover rate      114.89% 71.31%         50.98%**

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2001

An interview with Thomas A. Mengel, portfolio manager of W&R Funds, Inc. -- International Growth Fund


This report relates to the operation of W&R Funds, Inc. - International Growth Fund for the fiscal year ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Class C shares of the Fund, which declined 40.45 percent, underperformed its benchmark Morgan Stanley Capital International E.A.FE. Index (the index that generally reflects the performance of the securities markets in Europe, Australia and the Far East), which declined 25.88 percent for the fiscal year. In addition, the Fund underperformed the Lipper International Funds Universe Average (the index that generally reflects the performance of funds with similar investment objectives), which declined 28.32 percent during the period.

Why did the Fund lag its benchmark indexes during the fiscal year?
We believe that the Fund underperformed during the last fiscal year because we adopted a defensive investment approach too late in the year. We sold the majority of our technology and telecommunications holdings in the second quarter of 2000. In response to the rapidly deteriorating global technology sector and its potential impact on earnings, equity prices, investor sentiment and global economies, we took a more defensive position. We feel the Fund also was negatively impacted by the generally strong U.S. dollar. Europe's single currency, the euro, was especially weak for most of the fiscal year. This was a negative contribution to our investment performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Strong global economic growth over the last few years was heavily driven by capital spending for new and innovative technology products. This sector was responsible for much of the tremendous stock market gains seen in late 1999 and early 2000. Then, early in the second quarter of 2000, energy prices spiked higher. There were growing concerns about the duration and impact of higher energy prices, and the impact on consumers and business. Valuations and earnings came under scrutiny. A large cloud of concern dampened business expectations, especially the high tech areas of electronics, personal computers, semiconductors and telecommunications. In the second half of 2000 it was apparent that orders and production patterns were declining in the United States and starting to slow in Asia. Late in the fourth quarter of 2000, economists began to debate the possibility of a U.S. recession, which would most negatively impact the foreign economies of Asia, Latin America, Canada and Japan, as well as emerging economies in general. In addition, growing U.S. and global concerns raised the risk that financial reforms might stall in Japan and in struggling areas of Asia, especially South Korea.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Because the Fund holds primarily foreign investments, the strong U.S. dollar had a negative impact on the valuation of the Fund for most of the fiscal year. Although the majority of our high tech and emerging market holdings were pared in the second quarter of 2000, the Fund continued to hold fundamentally sound growth companies that we feel were negatively impacted by nearly a year of high energy prices and growing risks to global economic growth. We attempted to reduce general market risk by broadening our industry exposure and adding traditional defensive holdings. Technology-media-telecom (TMT) stocks were reduced and defensive issues such as utilities and food companies were added.
In anticipation of an imminent shift to easier monetary policy both in the United States and globally, we carefully boosted some cyclicals, especially interest-rate-sensitive stocks such as financials. However, it appears that all industries were vulnerable to rising concerns about global consumer and business sentiment.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Early in 2000 we were still heavily concentrated in TMT stocks, while the global high tech capital spending boom was in full swing. In the second quarter of 2000, we trimmed our TMT holdings by taking profits on some larger holdings and by selectively reducing the stocks that we felt were most vulnerable to an energy crisis and weaker IT (information technology) capital spending. We moved to a defense investment approach, adding classical defensive sectors such as stable foods, beverages and financially sound utilities. We broadened our industry exposure globally by adding some carefully selected cyclicals, such as interest-rate sensitive insurance and high-quality bank stocks (which we feel should perform well as global central banks ease monetary policy). As the U.S. economic slowdown became more apparent by mid-year 2000, we reduced exposure to regions most closely aligned with U.S. economic activity: Asia, Latin America, Japan, Canada, and emerging markets in general.

Going forward, we believe that slower global growth should soon reduce energy demand, taking some pressure off high energy prices. Since early 2001, the U.S. Federal Reserve Board has reduced official interest rates by 150 basis points. Many other central banks also have eased monetary policy. Further global rate cuts are anticipated, including, we believe, eventual ease by the European Central Bank. We are encouraged by this global monetary policy response. However, serious questions remain regarding the duration and extent of the global economic slowdown. We believe it is prudent to continue our defensive posture until we have evidence of an improvement in the global investment environment. We intend to maintain our much lower exposure to Japanese equities not only because of the possibility of a U.S. recession, but also because Japanese political events suggest government spending plans may be ambitious. Financial stability also remains a concern for important areas of Asia, such as South Korea. We anticipate that Europe should continue to be our major focus because we believe that economic growth should continue to outperform globally, important labor and tax reforms have been enacted in the region, attractive corporate restructuring opportunities still exist, and corporations are generally less exposed to the slowing U.S. economy.


Respectfully,
Thomas A. Mengel
Manager
W&R International Growth Fund

Comparison of Change in Value of $10,000 Investment
                                            Morgan
                                           Stanley
                                W&R        Capital
                      International  International         Lipper
                             Growth        E.A.FE.  International
                              Fund,          Index          Funds
                            Class C      (with net       Universe
                             Shares     dividends)        Average
                          ---------     ----------     ----------
  09-30-92                   10,000         10,000         10,000
  03-31-93                    9,753         10,767         10,722
  03-31-94                    9,785         13,190         13,321
  03-31-95                   10,160         13,992         13,172
  03-31-96                   10,937         15,717         15,355
  03-31-97                   13,654         15,946         16,761
  03-31-98                   18,466         18,913         20,055
  03-31-99                   20,378         20,060         20,069
  03-31-00                   40,328         25,093         28,029
  03-31-01                   24,015         18,600         20,091

===== W&R International Growth Fund, Class C (2) (3) -- $24,015
***** Morgan Stanley Capital International E.A.FE. Index (with net dividends)
     (2) - $18,600
*-*-* Lipper International Funds Universe Average (2) - $20,091

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

  Comparative performance of W&R International Growth Fund, Class C Shares following change in objective.

                                            Morgan
                                           Stanley
                                W&R        Capital
                      International  International         Lipper
                             Growth        E.A.FE.  International
                              Fund,          Index          Funds
                            Class C      (with net       Universe
                             Shares     dividends)        Average
                          ---------     ----------     ----------
  04-30-95                   10,000         10,000         10,000
  03-31-96                   10,625         10,826         11,287
  03-31-97                   13,265         10,983         12,321
  03-31-98                   17,939         13,027         14,742
  03-31-99                   19,797         13,817         14,752
  03-31-00                   39,178         17,284         20,603
  03-31-01                   23,330         12,811         14,768

===== W&R International Growth Fund, Class C (3) (4) -- $23,330
***** Morgan Stanley Capital International E.A.FE. Index (with net dividends)
     (4) - $12,811
*-*-* Lipper International Funds Universe Average (4) - $14,768

(1) Effective as of 4-20-95, the name of the Fund was changed to W&R International Growth Fund and its investment objective was changed to long-term appreciation, with realization of income as a secondary objective.
(2) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 1992.
 (3) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
(4) Because the Fund's new investment objective became effective on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of April 30, 1995.

                            Average Annual Total Return*
                    Class A     Class B      Class C**   Class Y
                    ---------------------------------------------
Year Ended
  3-31-01                ---       ---         -40.45%   -39.91%
5 Years Ended
  3-31-01                ---       ---          17.04%    18.10%
Since inception of
  Class through
  3-31-01***             ---       ---          10.98%    17.71%
Cumulative return
  since inception
  of Class***         -33.77%   -33.32%           ---       ---

  *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 **Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
***7-3-00 for Class A shares, 7-10-00 for Class B shares, 9-21-92 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------
International Growth Fund

                               GOALS:   To seek long-term appreciation of
                                        capital as its primary goal and current
                                        income as its secondary goal.

Strategy
Invests primarily in common stocks of foreign companies that have the potential to provide long-term growth. The Fund emphasizes growth stocks which are securities of companies whose earnings are likely to grow faster than the economy.

Founded
1992

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2001
----------------------------------------

Capital gains distribution       $5.82
                                 =====

Net asset value on
3-31-01 $11.96 adjusted to:    $ 17.78(A)
3-31-00                          28.58
                               -------
Change per share               $(10.80)
                               =======

(A) This number includes the capital gains distribution of $5.82 paid in December 2000 added to the actual net asset value on March 31, 2001.

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND


Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------   -------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
1-year period
 ended 3-31-01           ---       ---            ---            ---
 5-year period
 ended 3-31-01           ---       ---            ---            ---
10-year period
 ended 3-31-01           ---       ---            ---            ---
Cumulative return
 since inception
 of Class(F)          -33.77%   -29.73%        -33.32%        -30.89%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)7-3-00 for Class A shares and 7-10-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 3-31-01       -40.45%   -39.91%
 5-year period
  ended 3-31-01        17.04%    18.10%
10-year period
  ended 3-31-01          ---       ---
Since inception
  of Class (D)         10.98%    17.71%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)9-21-92 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Portfolio Highlights


On March 31, 2001, International Growth Fund had net assets totaling $136,609,417 invested in a diversified portfolio of:

   74.30% Common Stocks
   20.71% Cash and Cash Equivalents and Unrealized Gain on Open
            Forward Currency Contracts
    4.99% Preferred Stocks

As a shareholder of International Growth Fund, for every $100 you had invested on March 31, 2001, your Fund owned:

  $74.30  Common Stocks
   20.71% Cash and Cash Equivalents and Unrealized Gain on Open
            Forward Currency Contracts
    4.99  Preferred Stocks

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS

Australia - 0.49%
 Novogen LTD (A)*  .......................   474,580 $    667,404
                                                     ------------

Canada - 2.74%
 AT&T Canada Inc.*  ......................    86,800    2,536,187
 Nortel Networks Corporation  ............    41,500      583,075
 QLT Inc.*  ..............................    30,400      618,450
                                                     ------------
                                                        3,737,712
                                                     ------------

China - 1.30%
 China Petroleum and Chemical
   Corporation (A) ....................... 5,790,000      913,144
 China Unicom Limited (A)*  ..............   804,000      865,946
                                                     ------------
                                                        1,779,090
                                                     ------------

Denmark - 1.20%
 Novozymes A/S, Class B (A)(B)  ..........    80,000    1,631,575
                                                     ------------

France - 13.45%
 Alcatel Alsthom CGE, SA, ADR  ...........    21,300      612,588
 Alcatel Optronics S.A. (A)*  ............     6,100      167,317
 ALTEN (A)*  .............................    13,800    1,530,836
 ASSURANCES GENERALES DE FRANCE (A)*  ....    34,900    2,050,862
 Aventis S.A. (A)  .......................    21,800    1,685,699
 Business Objects S.A., ADR*  ............    33,500    1,033,266
 Cross Systems (A)*  .....................    35,000      161,645
 Essilor International SA (A)  ...........     8,290    2,370,132
 GROUPE DANONE (A)  ......................     7,700      974,057
 Lafarge S.A. (A)  .......................    18,000    1,583,460
 Suez Lyonnaise des Eaux (A)  ............    23,500    3,452,383
 TOTAL FINA ELF, S.A. (A)  ...............    12,000    1,620,407
 Vivendi Universal S.A. (A)  .............    18,700    1,132,609
                                                     ------------
                                                       18,375,261
                                                     ------------


                See Notes to Schedule of Investments on page 68.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Germany - 8.33%
 Allianz Aktiengesellschaft, Registered
   Shares (A) ............................     1,800 $    523,334
 Bayer Group (The) (A)  ..................    31,000    1,306,267
 Bayerische Hypo- und Vereinsbank
   Aktiengesellschaft (A) ................    16,150      873,740
 Deutsche Post World Net AG (A)*  ........    32,800      575,640
 Deutsche Post World Net AG (A)(B)*  .....    36,500      640,575
 JENOPTIK AG (A)  ........................    77,000    1,759,805
 Munchener Ruckversicherungs -
   Gesellschaft Aktiengesellschaft (A) ...    10,800    3,220,758
 Rhoen-Klinikum AG (A)  ..................    32,319    1,776,939
 VIVA Media AG (A)(B)*  ..................    85,000      702,880
                                                     ------------
                                                       11,379,938
                                                     ------------

Hong Kong - 1.28%
 China Mobile (Hong Kong) Limited (A)*  ..   393,500    1,740,682
                                                     ------------

Israel - 0.57%
 Check Point Software Technology Ltd.*  ..    16,400      779,512
                                                     ------------

Italy - 7.69%
 Alleanza Assicurazioni SpA (A)  .........   100,000    1,250,054
 Assicurazioni Generali S.p.A. (A)  ......    65,000    2,047,062
 Autogrill S.p.A. (A)  ...................    86,700      930,494
 AutosTrade S.p.A. (A)  ..................   154,900      948,408
 Banca Popolare di Verona- Banco S.
   Geminiano e S. Prospero
   S.c.c a r.l. (A) ......................   175,000    1,785,791
 Saipem S.p.A. (A)  ......................   231,680    1,387,939
 Telecom Italia S.p.A., Ordinary
   Shares (A).............................   135,100    1,354,861
 UniCredito Italiano SpA (A)  ............   187,000      806,069
                                                     ------------
                                                       10,510,678
                                                     ------------


                See Notes to Schedule of Investments on page 68.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Japan - 5.67%
 Matsushita Electric Industrial
   Co., Ltd. (A) .........................    73,000 $  1,317,175
 NTT DoCoMo, Inc. (A)  ...................        40      694,655
 NTT DoCoMo, Inc. (A)(B)  ................        67    1,163,547
 Nippon Telegraph and Telephone
   Corporation (A) .......................       210    1,338,326
 Toshiba Corporation (A)  ................   185,000    1,078,786
 Uni-Charm Corporation (A)  ..............    50,000    2,150,880
                                                     ------------
                                                        7,743,369
                                                     ------------
Netherlands - 5.24%
 DSM N.V. (A) ............................    19,500  $   679,304
 Equant N.V. (A)*  .......................    27,000      656,740
 Fortis NV (A)  ..........................    85,000    2,218,559
 ING Groep N.V. (A)  .....................    22,500    1,464,700
 Ordina N.V. (A)*  .......................    58,406    1,143,200
 QIAGEN N.V. (A)*  .......................    14,600      314,669
 VNU N.V. (A)  ...........................    18,600      684,767
                                                     ------------
                                                        7,161,939
                                                     ------------
Spain - 2.66%
 Endesa S.A. (A)  ........................    85,000    1,399,779
 Red Electrica de Espana (A) .............    80,750      731,668
 Telefonica, S.A. (A)*  ..................    93,840    1,502,429
                                                     ------------
                                                        3,633,876
                                                     ------------

Switzerland - 6.68%
 Phoenix Mecano AG (A)  ..................     5,095    2,495,534
 Roche Holdings AG (A)  ..................        75      540,221
 Swiss Reinsurance Company (A)  ..........     1,150    2,312,723
 UBS AG, REGISTERED SHARES (A)  ..........    26,300    3,781,174
                                                     ------------
                                                        9,129,652
                                                     ------------


                See Notes to Schedule of Investments on page 68.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
United Kingdom - 13.88%
 Allied Domecq PLC (A)  ..................   113,500 $    671,558
 Barclays PLC (A)  .......................    37,000    1,152,360
 British American Tobacco p.l.c. (A)  ....   150,000    1,104,614
 CMG plc (A)  ............................    70,000      595,441
 Capita Group plc (The) (A)  .............   226,000    1,532,809
 COLT Telecom Group plc (A)*  ............    35,000      365,012
 Diageo plc (A)  .........................   218,000    2,186,894
 Energis plc (A)*  .......................   166,625      659,624
 Lloyds TSB Group plc (A)  ...............   250,000    2,452,923
 Reckitt Benckiser plc (A)  ..............   101,690    1,295,706
 Reed International P.L.C. (A)  ..........   263,000    2,436,805
 Scottish and Southern Energy plc (A)  ...   204,000    1,798,966
 St. James's Place Capital plc (A)  ......   287,000    1,461,935
 Vodafone Group Plc (A)  .................   454,500    1,244,638
                                                     ------------
                                                       18,959,285
                                                     ------------

United States - 3.12%
 Pfizer Inc.  ............................    40,000    1,638,000
 Pharmacia Corporation  ..................    23,000    1,158,510
 Schlumberger Limited  ...................    14,200      818,062
 Transocean Sedco Forex Inc.  ............    15,000      650,250
                                                     ------------
                                                        4,264,822
                                                     ------------

TOTAL COMMON STOCKS - 74.30%                         $101,494,795
 (Cost: $111,456,888)

PREFERRED STOCKS
Brazil - 0.75%
 Petroleo Brasileiro S.A. - Petrobras (A)     47,200    1,022,123
                                                     ------------

Germany - 4.24%
 MLP AG (A)  .............................    56,000    5,591,373
 ProSieben Sat.1 Media Ag (A)  ...........    11,000      196,437
                                                     ------------
                                                        5,787,810
                                                     ------------


                See Notes to Schedule of Investments on page 68.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

March 31, 2001

                                                            Value

TOTAL PREFERRED STOCKS - 4.99%                       $  6,809,933
 (Cost: $3,370,257)

                                                Face
                                           Amount in
                                           Thousands

UNREALIZED GAIN ON OPEN FORWARD
 CURRENCY CONTRACTS - 0.13%
   Japenese Yen, 3-19-02 (C)..............  Y525,000  $   184,061

                                         Principal
                                         Amount in
                                         Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 6.13%
 Dow Chemical Company (The),
   4.95%, 5-4-01 .........................    $4,000    3,981,850
 GLAXO WELLCOME plc,
   4.9%, 4-26-01 .........................     4,400    4,385,028
                                                     ------------
                                                        8,366,878
                                                     ------------

 Depository Institutions - 4.45%
 National Australia Funding (DE) Inc.,
   4.87%, 4-25-01 ........................     4,000    3,987,014
 Svenska Handelsbanken Inc.,
   5.02%, 4-17-01 ........................     2,100    2,095,315
                                                     ------------
                                                        6,082,329
                                                     ------------

 Food and Kindred Products - 0.53%
 General Mills, Inc.,
   5.205%, Master Note ...................       730      730,000
                                                     ------------


                See Notes to Schedule of Investments on page 68.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

March 31, 2001

                                         Principal
                                         Amount in
                                         Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Nondepository Institutions - 3.39%
 General Electric Capital Corporation,
   5.02%, 4-3-01 .........................    $1,500 $  1,499,581
 PACCAR Financial Corp.,
   4.925%, Master Note ...................     3,130    3,130,000
                                                     ------------
                                                        4,629,581
                                                     ------------

 Paper and Allied Products - 1.82%
 Sonoco Products Co.,
   4.92%, 4-23-01 ........................     2,500    2,492,483
                                                     ------------

Total Commercial Paper -16.32%                         22,301,271

Municipal Obligation - 3.40%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   5.43%, 4-2-01 .........................     4,642    4,642,000
                                                      -----------

TOTAL SHORT-TERM SECURITIES - 19.72%                 $ 26,943,271
 (Cost: $26,943,271)

TOTAL INVESTMENT SECURITIES - 99.14%                 $135,432,060
 (Cost: $141,770,416)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.86%       1,177,357

NET ASSETS - 100.00%                                 $136,609,417


                See Notes to Schedule of Investments on page 68.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

March 31, 2001


Notes to Schedule of Investments

    *No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.
(B) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the total value of these securities amounted to $4,138,577 or 3.03% of net assets.
(C) Principal amounts are denominated in the indicated foreign currency, where applicable (Y - Japenese Yen).

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

INTERNATIONAL GROWTH FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3) ...........  $135,432
 Cash  .....................................................         1
 Receivables:
   Investment securities sold ..............................     3,074
   Dividends and interest...................................       323
   Fund shares sold ........................................       255
 Prepaid insurance premium  ................................         1
                                                              --------
    Total assets  ..........................................   139,086
                                                              --------
LIABILITIES
 Payable for investment securities purchased  ..............     1,665
 Payable to Fund shareholders  .............................       695
 Accrued transfer agency and dividend disbursing (Note 2) ..        47
 Accrued management fee (Note 2) ...........................         6
 Accrued distribution fee (Note 2) .........................         5
 Accrued accounting services fee (Note 2) ..................         4
 Accrued service fee (Note 2) ..............................         2
 Other  ....................................................        53
                                                              --------
    Total liabilities  .....................................     2,477
                                                              --------
      Total net assets .....................................  $136,609
                                                              ========
NET ASSETS
 $0.01 par value capital stock
   Capital stock ...........................................      $114
   Additional paid-in capital...............................   155,587
 Accumulated undistributed loss:
   Accumulated undistributed net investment loss ...........        (1)
   Accumulated undistributed net realized loss
    on investments  ........................................   (12,735)
   Net unrealized depreciation of investments ..............    (6,356)
                                                              --------
    Net assets applicable to outstanding units
      of capital ...........................................  $136,609
                                                              ========
Net asset value per share (net assets divided by
 shares outstanding):
 Class A  ..................................................    $12.03
 Class B  ..................................................    $11.94
 Class C  ..................................................    $11.96
 Class Y  ..................................................    $12.87
Capital shares outstanding:
 Class A  ..................................................       448
 Class B  ..................................................       172
 Class C  ..................................................    10,250
 Class Y  ..................................................       512
Capital shares authorized ..................................   400,000

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

INTERNATIONAL GROWTH FUND
For the Fiscal Year Ended March 31, 2001
(In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Dividends (net of foreign withholding taxes of $126) ....    $1,332
   Interest and amortization ...............................     1,104
                                                              --------
    Total income  ..........................................     2,436
                                                              --------
 Expenses (Note 2):
   Investment management fee ...............................     1,544
   Distribution fee:
    Class A ................................................         1
    Class B ................................................         9
    Class C ................................................     1,303
    Class Y ................................................        12
   Transfer agency and dividend disbursing:
    Class A ................................................        10
    Class B ................................................         6
    Class C ................................................       508
   Service fee:
    Class A ................................................         5
    Class B ................................................         3
    Class C ................................................       439
   Custodian fees ..........................................       230
   Accounting services fee .................................        48
   Audit fees ..............................................        16
   Shareholder servicing fee - Class Y .....................         7
   Legal fees ..............................................         6
   Other ...................................................       101
                                                              --------
    Total expenses  ........................................     4,248
                                                              --------
      Net investment loss ..................................    (1,812)
                                                              --------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..........................      (261)
 Realized net loss from foreign currency transactions  .....      (305)
                                                              --------
   Realized net loss on investments ........................      (566)
 Unrealized depreciation in value of securities
   during the period .......................................   (93,887)
 Unrealized appreciation in value of forward
    currency contracts .....................................       184
                                                              --------
   Unrealized depreciation on investments...................   (93,703)
    Net loss on investments ................................   (94,269)
                                                              --------
      Net decrease in net assets resulting from
       operations  .........................................  $(96,081)
                                                              ========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

INTERNATIONAL GROWTH FUND
(In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2001         2000
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment loss....................   $(1,812)   $  (2,221)
   Realized net gain (loss) on
    investments  .........................      (566)      44,418
   Unrealized appreciation (depreciation)    (93,703)      66,004
                                            --------     --------
    Net increase (decrease) in net assets
      resulting from operations ..........   (96,081)     108,201
                                            --------     --------
 Distributions to shareholders from
   realized net gain on investment
   transactions (Note 1E):*
    Class A ..............................      (909)         ---
    Class B ..............................      (536)         ---
    Class C  .............................   (44,762)     (12,763)
    Class Y  .............................      (892)        (188)
                                            --------     --------
                                             (47,099)     (12,951)
                                            --------     --------
 Capital share transactions
   (Note 5) ..............................    41,213       42,933
                                            --------     --------
   Total increase (decrease) .............  (101,967)     138,183
NET ASSETS
 Beginning of period  ....................   238,576      100,393
                                            --------     --------
 End of period  ..........................  $136,609     $238,576
                                            ========     ========
 Undistributed net investment loss  ......       $(1)       $(252)
                                             =======        =====

*See "Financial Highlights" on pages 72 - 75.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                    For the
                    period
                     from
                   7-3-00*
                        to
                    3-31-01
                   --------
Net asset value,
 beginning of period $24.33
                     ------
Loss from investment
 operations:
 Net investment
   loss ............  (0.02)
 Net realized and
   unrealized loss
   on investments ..  (6.46)
                     ------
Total from investment
 operations  .......  (6.48)
                     ------
Less distributions:
 From net investment
   income ..........  (0.00)
 From capital gains   (5.82)
                     ------
Total distributions   (5.82)
                     ------
Net asset value,
 end of period  .... $12.03
                     ======
Total return** ..... -29.73%
Net assets, end of
 period (in
 millions)  ........     $5
Ratio of expenses
 to average net
 assets  ...........   1.72%***
Ratio of net investment
 loss to average
 net assets  .......  -0.31%***
Portfolio turnover
 rate  ............. 103.03%****

   *Commencement of operations.
  **Total return calculated without taking into account the sales load deducted on an initial purchase.
 ***Annualized.
****Portfolio turnover is for the fiscal year ended March 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                    For the
                    period
                     from
                  7-10-00*
                        to
                    3-31-01
                   --------
Net asset value,
 beginning of period $24.59
                     ------
Loss from investment
 operations:
 Net investment
   loss ............  (0.09)
 Net realized and
   unrealized loss
   on investments ..  (6.74)
                     ------
Total from investment
 operations  .......  (6.83)
                     ------
Less distributions:
 From net investment
   income ..........  (0.00)
 From capital gains   (5.82)
                     ------
Total distributions   (5.82)
                     ------
Net asset value,
 end of period  .... $11.94
                     ======
Total return ....... -30.89%
Net assets, end of
 period (in
 millions)  ........     $2
Ratio of expenses
 to average net
 assets  ...........   2.61%**
Ratio of net investment
 loss to average
 net assets  .......  -1.30%**
Portfolio turnover
 rate  ............. 103.03%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended March 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH FUND*
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended March 31,
                            -------------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $28.58 $15.58  $15.04 $12.40  $ 9.94
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment loss          (0.17) (0.34)  (0.07) (0.10)  (0.03)
 Net realized and
   unrealized gain
   (loss) on
   investments .....         (10.63) 15.14    1.55   4.12    2.50
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......         (10.80) 14.80    1.48   4.02    2.47
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.00)  (0.01)
 From capital gains           (5.82) (1.80)  (0.94) (1.38)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (5.82) (1.80)  (0.94) (1.38)  (0.01)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $11.96 $28.58  $15.58 $15.04  $12.40
                             ====== ======  ====== ======  ======
Total return .......         -40.45% 97.89%  10.36% 35.24%  24.85%
Net assets, end of
 period (in
 millions)  ........           $123   $233    $100    $87     $50
Ratio of expenses
 to average net
 assets  ...........           2.36%  2.37%   2.35%  2.35%   2.46%
Ratio of net investment
 oss to average
 net assets  .......          -1.03% -1.48%  -0.53% -0.82%  -0.52%
Portfolio turnover
 rate  .............         103.03%125.71% 116.25%105.11%  94.76%
(A) See Note 5.
*International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                              For the fiscal year ended March 31,
                             ------------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $29.86 $16.08  $15.35 $12.52   $9.95
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment income
   (loss) ..........          (0.17) (1.41)   0.05   0.01    0.02
 Net realized and
   unrealized gain
   (loss) on
   investments .....         (11.00) 16.99    1.62   4.20    2.56
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......         (11.17) 15.58    1.67   4.21    2.58
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.00)  (0.01)
 From capital gains           (5.82) (1.80)  (0.94) (1.38)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (5.82) (1.80)  (0.94) (1.38)  (0.01)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $12.87 $29.86  $16.08 $15.35  $12.52
                             ====== ======  ====== ======  ======
Total return .......         -39.91% 99.74%  11.41% 36.45%  25.93%
Net assets, end of
 period (000
 omitted) ..........         $6,594 $5,296    $629   $419    $227
Ratio of expenses
 to average net
 assets  ...........           1.44%  1.48%   1.44%  1.51%   1.59%
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.02% -0.80%   0.36%  0.07%   0.05%
Portfolio turnover
 rate  .............         103.03%125.71% 116.25%105.11%  94.76%

                       See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2001

An interview with Daniel P. Becker, portfolio manager of W&R Funds, Inc. -- Large Cap Growth Fund


This report relates to the operation of W&R Funds, Inc. - Large Cap Growth Fund for the period ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance since its inception on June 30, 2000.

How did the Fund perform since its inception?
The Fund performed relatively well, as it significantly outperformed its benchmark indexes since its inception. Nonetheless, given the difficult environment for stocks during the period, the Fund posted negative returns. The Class A shares of the Fund declined 9.77 percent since its inception, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 19.57 percent during the nine-month period, and the Lipper Large-Cap Growth Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which declined 34.82 percent during the same period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes do not reflect a sales load.

What helped the Fund outperform its benchmark indexes since its inception?
As the economy continued to deteriorate during late 2000 and early 2001, the equity markets followed suit - most notably the growth stock segments of the market. Unfortunately, we were not able to insulate the portfolio entirely from these declines. What we believed to be stable, defensive stocks performed nearly as poorly as some of the more risky technology stocks. Our overall philosophy has been to maintain exposure to companies that we feel possess a sustainable competitive advantage. These "blue chip" companies were, we feel, less affected by fluctuating Internet and related technology stocks.

What other market conditions or events influenced the Fund's performance since its inception?
The market environment over the last nine months has approached historic levels of decline. We believe that the technology and telecommunications industries are currently in a recession, while consumer-spending sensitive areas of the economy are slowing as well. Going forward, we believe that the short term could be characterized by further deceleration in the economy and the markets, followed ultimately by stabilization and lower short-term interest rates. It seems that corporations are adjusting cost structures faster than at any time in the recent past, giving us hope that the stabilization may occur before the end of the year.

What strategies and techniques did you employ that specifically affected the Fund's performance?
In addition to focusing on what we believe are more stable, "blue chip" companies, we paid close attention to maintaining business diversification within our stock selections. For example, as technology stocks declined throughout the latter half of 2000, many drug company stocks increased. It seems that there are very few macroeconomic variables that affect drug and technology companies in a similar manner.

What industries or sectors have you emphasized since the Fund's inception, and what looks attractive to you going forward?
We anticipate that we will be selectively repositioning the portfolio in hopes of benefiting from any stabilization in the economy and the markets that may
                                       89

occur later this year.  Primarily, we intend to emphasize more cyclical companies, including some technology stocks, during the latter part of 2001 and into 2002.


Respectfully,


Daniel P. Becker
Manager
W&R Large Cap Growth Fund

Comparison of Change in Value of $10,000 Investment


                        W&R                        Lipper
                        Large                   Large-Cap
                        Cap                        Growth
                        Growth         S&P          Funds
                        Fund,          500       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
     06/30/00           $ 9,425    $10,000        $10,000
     09/30/00            11,885      9,900          9,955
     12/31/00            11,136      9,123          8,228
     03/31/01             9,023      8,043          6,518

 ===== W&R Large Cap Growth Fund, Class A Shares (1) -- $9,023
 +++++ S&P 500 Index -- $8,043
 ***** Lipper Large-Cap Growth Funds Universe Average -- $6,518

(1) The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Aggregate Total Return*
                    Class A     Class B      Class C**   Class Y
                    ---------------------------------------------
Period Ended
 3-31-01**             -9.77%   -10.03%         -5.88%    -4.38%

 *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load in the period. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
**6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares and 7-6-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF LARGE CAP GROWTH FUND

-----------------------------------------------------------------
Large Cap Growth Fund

                                GOAL:   To seek the appreciation of capital.

Strategy
Invests primarily in a diversified portfolio of common stock issued by growth-oriented large to medium sized U.S. and foreign companies that the Fund's investment manager believes have appreciation potential.

Founded
2000

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class A Shares

Per Share Data
For the Fiscal Period Ended March 31, 2001
------------------------------------------

Dividend paid                    $0.06
                                 =====

Capital gains distribution       $0.06
                                 =====

Net asset value on
3-31-01 $9.48 adjusted to:      $ 9.54(A)
6-30-00                          10.00
                                ------
Change per share                $(0.46)
                                ======
(A) This number includes the capital gains distribution of $0.06 paid in December 2000 added to the actual net asset value on March 31, 2001.

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF LARGE CAP GROWTH FUND


Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------   -------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
1-year period
  ended 3-31-01          ---       ---            ---            ---
 5-year period
  ended 3-31-01          ---       ---            ---            ---
10-year period
  ended 3-31-01          ---       ---            ---            ---
Cumulative return
  since inception
  of Class (F)         -9.77%    -4.27%        -10.03%         -5.32%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)6-30-00 for Class A shares and 7-6-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
                          Class C
                  -----------------------
                      With      Without
Period               CDSC(B)      CDSC(C)      Class Y(D)
------            ----------   ----------      ----------
 1-year period
 ended 3-31-01           ---       ---            ---
 5-year period
 ended 3-31-01           ---       ---            ---
10-year period
 ended 3-31-01           ---       ---            ---
Cumulative return
 since inception
 of Class(E)           -5.88%    -4.93%         -4.38%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(C)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(D)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
 (E)7-3-00 for Class C shares and 7-6-00 for Class Y shares (the date on which shares were first acquired by shareholders).

A substantial portion of the Fund's returns during recent periods is attributable to investments in initial public offerings. No assurance can be given that the Fund will continue to be able to invest in such offerings to the same extent as it has in the past or that future offerings in which the Fund invests will have as equally beneficial impact on performance.

Portfolio Highlights


On March 31, 2001, Large Cap Growth Fund had net assets totaling $28,127,929 invested in a diversified portfolio of:

   87.58% Common Stock
   12.42% Cash and Cash Equivalents



As a shareholder of Large Cap Growth Fund, for every $100 you had invested on March 31, 2001, your Fund owned:

 $40.61  Manufacturing Stocks
  18.12  Wholesale and Retail Trade Stocks
  17.20  Finance, Insurance and Real Estate Stocks
  12.42  Cash and Cash Equivalents
   8.82  Services Stocks
   2.83  Transportation, Communication, Electric
           and Sanitary Services Stocks

THE INVESTMENTS OF LARGE CAP GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 1.15%
 Payless ShoeSource, Inc.*  ..............     5,200    $   323,700
                                                       -----------

Building Materials and Garden Supplies - 1.35%
 Home Depot, Inc. (The)  .................     8,800        379,280
                                                       -----------

Business Services - 2.02%
 AOL Time Warner Inc.*  ..................     4,650        186,698
 First Data Corporation  .................     6,400        382,144
                                                       -----------
                                                            568,842
                                                       -----------

Chemicals and Allied Products - 19.11%
 Bristol-Myers Squibb Company  ...........     9,400        558,360
 Forest Laboratories, Inc.*  .............     9,200        545,008
 Merck & Co., Inc.  ......................    10,900        827,310
 Pfizer Inc.  ............................    41,900      1,715,805
 Pharmacia Corporation   .................     3,900        196,443
 Praxair, Inc.  ..........................     6,200        276,830
 Schering-Plough Corporation  ............    10,500        383,565
 Smith International, Inc.*  .............    12,400        870,480
                                                       -----------
                                                          5,373,801
                                                       -----------

Depository Institutions - 4.86%
 Bank of America Corporation  ............     7,000        383,250
 U.S. Bancorp  ...........................    16,800        389,760
 Wells Fargo & Company  ..................    12,000        593,640
                                                       -----------
                                                          1,366,650
                                                       -----------

Electronic and Other Electric Equipment - 8.52%
 ASM Lithography Holding NV*  ............    17,300        375,734
 Agere Systems Inc.*  ....................    13,000         80,340
 Analog Devices, Inc.*  ..................     8,800        318,912
 Integrated Device Technology, Inc.*  ....     1,600         47,376
 Jabil Circuit, Inc.*  ...................     8,100        175,122
 Linear Technology Corporation  ..........     6,500        266,703

                See Notes to Schedule of Investments on page 84.

THE INVESTMENTS OF LARGE CAP GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment (Continued)
 Maxim Integrated Products, Inc.*  .......     6,100    $   253,730
 McData Corporation, Class A*  ...........     1,174         22,086
 McData Corporation, Class B*  ...........     6,400        145,000
 Texas Instruments Incorporated  .........    10,400        322,192
 Xilinx, Inc.*  ..........................    11,100        389,541
                                                       -----------
                                                          2,396,736
                                                       -----------
General Merchandise Stores - 5.41%
 Dollar General Corporation  .............     1,800         36,792
 Kohl's Corporation*  ....................    16,700      1,030,223
 Target Corporation  .....................    12,600        454,608
                                                       -----------
                                                          1,521,623
                                                       -----------

Hotels and Other Lodging Places - 0.38%
 MGM MIRAGE*  ............................     4,300        107,930
                                                       -----------

Industrial Machinery and Equipment - 5.35%
 Applied Materials, Inc.*  ...............     7,200        313,425
 Cisco Systems, Inc.*  ...................    15,900        250,922
 EMC Corporation*  .......................    14,600        429,240
 Lam Research Corporation*  ..............     9,300        220,584
 Novellus Systems, Inc.*  ................     6,400        259,800
 Sun Microsystems, Inc.*  ................     2,000         30,730
                                                       -----------
                                                          1,504,701
                                                       -----------

Instruments and Related Products - 2.60%
 KLA-Tencor Corporation*  ................     4,800        188,850
 Medtronic, Inc.  ........................     7,300        333,902
 Microchip Technology Incorporated*  .....     8,300        209,834
                                                       -----------
                                                            732,586
                                                       -----------

Miscellaneous Retail - 0.32%
 Staples, Inc.*  .........................     6,000         89,063
                                                       -----------

                See Notes to Schedule of Investments on page 84.

THE INVESTMENTS OF LARGE CAP GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)

Nondepository Institutions - 9.04%
 Countrywide Credit Industries, Inc.  ....       100    $     4,935
 Fannie Mae  .............................    12,000        955,200
 Freddie Mac  ............................    14,400        933,552
 Morgan Stanley Dean Witter & Co.  .......     6,300        337,050
 USA Education, Inc.  ....................     4,300        312,395
                                                       -----------
                                                          2,543,132
                                                       -----------
Prepackaged Software - 6.42%
 Microsoft Corporation*  .................    14,200        776,119
 Oracle Corporation*  ....................    38,000        569,050
 Rational Software Corporation*  .........    19,700        349,059
 Veritas Software Corp.*  ................     2,400        110,964
                                                       -----------
                                                          1,805,192
                                                       -----------

Security and Commodity Brokers - 3.30%
 Goldman Sachs Group, Inc. (The)  ........    10,900        927,590
                                                       -----------

Transportation Equipment - 5.03%
 Gentex Corporation*  ....................     4,100         94,684
 Harley-Davidson, Inc.  ..................    33,800      1,282,710
 Superior Industries International, Inc. .     1,100         38,027
                                                       -----------
                                                          1,415,421
                                                       -----------

Water Transportation - 2.83%
 Carnival Corporation  ...................    28,800        796,896
                                                       -----------

Wholesale Trade -- Nondurable Goods - 9.89%
 Philip Morris Companies Inc.  ...........    58,600      2,780,570
                                                       -----------

TOTAL COMMON STOCKS - 87.58%                            $24,633,713
 (Cost: $27,901,615)


                See Notes to Schedule of Investments on page 84.

THE INVESTMENTS OF LARGE CAP GROWTH FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Food and Kindred Products - 4.43%
 General Mills, Inc.,
   5.205%, Master Note ...................    $1,247   $  1,247,000
                                                       -----------

Nondepository Institutions - 7.71%
 Caterpillar Financial Services Corp.,
   4.9%, 4-27-01 .........................     1,000        996,461
 PACCAR Financial Corp.,
   4.925%, Master Note ...................     1,172      1,172,000
                                                       -----------
                                                          2,168,461
                                                       -----------

TOTAL SHORT-TERM SECURITIES - 12.14%                    $ 3,415,461
 (Cost: $3,415,461)

TOTAL INVESTMENT SECURITIES - 99.72%                    $28,049,174
 (Cost: $31,317,076)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.28%            78,755

NET ASSETS - 100.00%                                    $28,127,929


Notes to Schedules of Investments

*No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

LARGE CAP GROWTH FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3)  ..........   $28,049
 Cash  .....................................................         1
 Receivables:
   Fund shares sold ........................................       139
   Investment securities sold ..............................        72
   Dividends and interest ..................................        48
 Prepaid registration fees  ................................        31
                                                               -------
    Total assets  ..........................................    28,340
                                                               -------
LIABILITIES
 Payable for investment securities purchased  ..............       119
 Payable to Fund shareholders  .............................        77
 Accrued transfer agency and dividend disbursing (Note 2) ..         6
 Accrued accounting services fee (Note 2)  .................         2
 Accrued management fee (Note 2)  ..........................         1
 Other  ....................................................         7
                                                               -------
    Total liabilities  .....................................       212
                                                               -------
      Total net assets .....................................   $28,128
                                                               =======
NET ASSETS
 $0.01 par value capital stock
   Capital stock ...........................................   $    30
   Additional paid-in capital ..............................    34,944
 Accumulated undistributed loss:
   Accumulated undistributed net realized loss on
    investments  ...........................................    (3,578)
   Net unrealized depreciation of investments ..............    (3,268)
                                                               -------
    Net assets applicable to outstanding units
      of capital ...........................................   $28,128
                                                               =======
Net asset value per share (net assets divided by shares
 outstanding):
 Class A  ..................................................     $9.48
 Class B  ..................................................     $9.44
 Class C  ..................................................     $9.45
 Class Y  ..................................................     $9.48
Capital shares outstanding:
 Class A  ..................................................     1,988
 Class B  ..................................................       252
 Class C  ..................................................       701
 Class Y  ..................................................        30
Capital shares authorized ..................................   400,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

LARGE CAP GROWTH FUND
For the Fiscal Period from June 30, 2000* through March 31, 2001
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ...............................   $   220
   Dividends ...............................................       105
                                                               -------
    Total income  ..........................................       325
                                                               -------
 Expenses (Note 2):
   Investment management fee ...............................       113
   Distribution fee:
    Class A ................................................         2
    Class B ................................................         8
    Class C ................................................        30
    Class Y ................................................         1
   Transfer agency and dividend disbursing:
    Class A ................................................        19
    Class B ................................................         8
    Class C ................................................        11
   Service fee:
    Class A ................................................        15
    Class B ................................................         3
    Class C ................................................         9
   Registration fees .......................................        32
   Accounting services fee .................................        11
   Custodian fees ..........................................         7
   Legal fees ..............................................         5
   Audit fees ..............................................         3
   Other ...................................................         2
                                                               -------
    Total  .................................................       279
      Less expenses in excess of voluntary waiver of
       management fee (Note 2)  ............................       (43)
                                                               -------
       Total expenses  .....................................       236
                                                               -------
         Net investment income  ............................        89
                                                               -------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  .........................    (3,419)
 Unrealized depreciation in value of investments during
   the period ..............................................    (3,268)
                                                               -------
   Net loss on investments..................................    (6,687)
                                                               -------
    Net decrease in net assets resulting from
      operations ...........................................   $(6,598)
                                                               =======

*Commencement of operations.

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

LARGE CAP GROWTH FUND
For the Fiscal Period from June 30, 2000* through March 31, 2001
(In Thousands)

INCREASE IN NET ASSETS
 Operations:
   Net investment income..................                $    89
   Realized net loss on investments ......                 (3,419)
   Unrealized depreciation ...............                 (3,268)
                                                          -------
    Net decrease in net assets resulting
      from operations ....................                 (6,598)
                                                          -------
 Distributions to shareholders from (Note 1E)**
   Net investment income
    Class A ..............................                   (107)
    Class B ..............................                    ---
    Class C ..............................                     (7)
    Class Y ..............................                     (2)
 .  Realized net gain on investment transactions:
    Class A ..............................                   (109)
    Class B ..............................                    (11)
    Class C ..............................                    (37)
    Class Y ..............................                     (1)
                                                          -------
                                                             (274)
                                                          -------
 Capital share transactions (Note 5)  ....                 32,000
                                                          -------
    Total increase  ......................                 25,128
NET ASSETS
 Beginning of period  ....................                  3,000
                                                          -------
 End of period  ..........................                $28,128
                                                          =======
 Undistributed net investment income  ....                   $---
                                                              ===
 *Commencement of operations
**See "Financial Highlights" on pages 88 - 91.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                   6-30-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $10.00
                                    ------
Income (loss) from investment
 operations:
 Net investment income  ........      0.05
 Net realized and unrealized loss
   on investments ..............     (0.45)
                                    ------
Total from investment operations     (0.40)
                                    ------
Less distributions:
 From net investment income  ...     (0.06)
 From capital gains ............     (0.06)
                                    ------
Total distributions ............     (0.12)
                                    ------
Net asset value,
 end of period  ................    $ 9.48
                                    ======
Total return** .................     -4.27%
Net assets, end of period
 (in millions) .................       $19
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      1.13%***
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      0.89%***
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      1.34%***
Ratio of net investment income to
 average net assets excluding
 voluntary expense waiver  .....      0.68%***
Portfolio turnover rate ........     75.42%

  *Commencement of operations.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                   7-6-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $10.02
                                    ------
Loss from investment operations:
 Net investment loss  ..........     (0.03)
 Net realized and unrealized loss
   on investments ..............     (0.49)
                                    ------
Total from investment operations     (0.52)
                                    ------
Less distributions:
 From net investment income  ...     (0.00)
 From capital gains ............     (0.06)
                                    ------
Total distributions ............     (0.06)
                                    ------
Net asset value,
 end of period  ................    $ 9.44
                                    ======
Total return ...................     -5.32%
Net assets, end of period
 (in millions)  ................        $2
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      2.53%**
Ratio of net investment loss to
 average net assets including
 voluntary expense waiver  .....     -0.60%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      3.00%**
Ratio of net investment loss to
 average net assets excluding
 voluntary expense waiver  .....     -1.07%**
Portfolio turnover rate ........     75.42%

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                   7-3-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $10.00
                                    ------
Loss from investment operations:
 Net investment loss  ..........     (0.00)
 Net realized and unrealized loss
   on investments ..............     (0.48)
                                    ------
Total from investment operations     (0.48)
                                    ------
Less distributions:
 From net investment income  ...     (0.01)
 From capital gains ............     (0.06)
                                    ------
Total distributions ............     (0.07)
                                    ------
Net asset value,
 end of period  ................    $ 9.45
                                    ======
Total return ...................     -4.93%
Net assets, end of period
 (in millions)  ................        $7
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      2.06%**
Ratio of net investment loss to
 average net assets including
 voluntary expense waiver  .....     -0.08%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      2.44%**
Ratio of net investment loss to
 average net assets excluding
 voluntary expense waiver  .....     -0.46%**
Portfolio turnover rate ........     75.42%

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                   7-6-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $10.02
                                    ------
Income (loss) from investment
 operations:
 Net investment income  ........      0.09
 Net realized and  ...unrealized
 loss on investments  ..........     (0.50)
                                    ------
Total from investment operations     (0.41)
                                    ------
Less distributions:
 From net investment income  ...     (0.07)
 From capital gains ............     (0.06)
                                    ------
Total distributions ............     (0.13)
                                    ------
Net asset value,
 end of period  ................    $ 9.48
                                    ======
Total return ...................     -4.38%
Net assets, end of period (000
 omitted)  .....................      $279
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      1.13%**
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      1.11%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      1.34%**
Ratio of net investment income to
 average net assets excluding
 voluntary expense waiver  .....      0.90%**
Portfolio turnover rate ........     75.42%

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2001

An interview with W. Patrick Sterner, portfolio manager of W&R Funds, Inc. -- Limited-Term Bond Fund


This report relates to the operation of W&R Funds, Inc. - Limited-Term Bond Fund for the fiscal year ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Class C shares of the Fund had a positive return of 9.48 percent, only slightly underperforming its benchmarks. The Lipper Short-Intermediate Investment Grade Debt Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) returned 9.91 percent, while the Salomon Brothers 1-5 Year Treasury/Government Sponsored/Corporate Index (reflecting the performance of securities generally representing the limited-term sector of the bond market) increased 11.09 percent for the fiscal year.

Why did the Fund slightly lag its benchmark indexes during the fiscal year? Among the factors that contributed negatively to the Fund's performance over the fiscal year was the Fund's overweighting in corporate bonds, which underperformed most other sectors of the market.

On the positive side, the Fund had a slightly longer duration during a period of declining interest rates. The Fund also had a significant concentration in mortgage-backed securities, which outperformed most intermediate sectors of the market. With regard to our corporate bond holdings, an overweighting in defense industry issues helped, as this was one of the best performing sectors of the corporate market.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The Fund benefited from a tender offer for notes it held in Baxter International Inc. The tender offer was for a significant premium above the market value of the notes at the time of the tender. The company had a sizable cash position and decided to reduce debt by buying back several of its outstanding debt issues.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Our management style attempts to identify relative value opportunities between sectors of the market. Those sectors include treasuries, agencies, corporates and mortgage-backed securities. Based on our determination that mortgages offered good value, we overweighted the sector with these securities, which we believe helped overall returns. We also felt corporates were attractive; however, most corporate sectors lagged the returns on treasuries so performance was hurt somewhat.

The major thrust of our purchases during the fiscal year was in the mortgage area because of the attractive yield advantage provided over treasuries, and the quality advantage over corporates. We purchased a Federal National Mortgage Association 15-year, seven percent bond with an average life of 5.8 years and a yield of more than 100 basis points over treasuries. In the corporate sector we purchased Waste Management Inc., a seven percent bond that is due May 15, 2005. We felt that new management at the company was dedicated to improving cash flow and reducing debt, providing a good chance of improved ratings for the bonds going forward.


What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
The two industries with the heaviest weighting in the Fund during the last fiscal year were defense and railroads. Going forward, there are several sectors that have underperformed and are starting to look attractive, in our opinion. Both the retail and telecommunication areas performed poorly last year. We are currently monitoring the stronger companies in those sectors for potential purchase in the future.


Respectfully,
W. Patrick Sterner
Manager
W&R Limited-Term Bond Fund

Comparison of Change in Value of $10,000 Investment


                                           Salomon
                                W&R       Brothers  Lipper Short-
                           Limited-      1-5 Years   Intermediate
                               Term      Treasury/     Investment
                               Bond     Government     Grade Debt
                              Fund,     Sponsored/          Funds
                            Class C      Corporate       Universe
                             Shares          Index        Average
                          ---------     ---------- --------------
     09-30-92                10,000         10,000         10,000
     03-31-93                10,206         10,295         10,299
     03-31-94                10,350         10,573         10,545
     03-31-95                10,632         11,033         10,891
     03-31-96                11,419         11,983         11,822
     03-31-97                11,821         12,601         12,382
     03-31-98                12,666         13,655         13,410
     03-31-99                13,255         14,539         14,132
     03-31-00                13,352         14,974         14,444
     03-31-01                14,618         16,634         15,875

===== W&R Limited-Term Bond Fund, Class C Shares (1) (2) -- $14,618
***** Salomon Brothers 1-5 Years Treasury/ Government Sponsored/ Corporate Index
     (1) -- $16,634
----- Lipper Short-Intermediate Investment Grade Debt Funds Universe Average (1)
     -- $15,875

(1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 1992.
(2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                            Average Annual Total Return*
                    Class A     Class B      Class C**   Class Y
                    ---------------------------------------------
Year Ended
  3-31-01                ---       ---           9.48%    10.56%
5 Years Ended
  3-31-01                ---       ---           5.06%     5.97%
Since inception of
  Class through
  3-31-01***             ---       ---           4.59%     5.58%
Cumulative return
  since inception
  of Class***           2.46%     2.54%           ---       ---

  *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 **Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C

   (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
***8-17-00 for Class A shares, 7-3-00 for Class B shares, 9-21-92 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND

-----------------------------------------------------------------
Limited-Term Bond Fund

                                GOAL: To seek a high level of current income consistent with preservation of capital.

Strategy
Invests primarily in investment-grade debt securities of U.S. issuers, including corporate bonds, mortgage-backed securities and U.S. Government securities. The Fund maintains a dollar-weighted average maturity of not less than two years and not more than five years.

Founded
1992

Scheduled Dividend Frequency
Monthly

Performance Summary - Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2001
----------------------------------------
Dividends paid                   $0.49
                                 =====

Net asset value on
   3-31-01                      $10.17
   3-31-00                        9.76
                                ------
Change per share                 $0.41
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND


Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-01          ---       ---            ---            ---
 5-year period
  ended 3-31-01          ---       ---            ---            ---
10-year period
  ended 3-31-01          ---       ---            ---            ---
Cumulative return
  since inception
  of Class(F)           2.46%     7.01%          2.54%          7.54%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 4.25% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)8-17-00 for Class A shares and 7-3-00 for Class B shares (the date on which shares were first acquired by shareholders).


Average Annual Total Return(A)

Period              Class C(B)Class Y(C)
------              -------------------
 1-year period
  ended 3-31-01         9.48%    10.56%
 5-year period
  ended 3-31-01         5.06%     5.97%
10-year period
  ended 3-31-01          ---       ---
Since inception
  of Class (D)          4.59%     5.58%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)9-21-92 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Portfolio Highlights


On March 31, 2001, Limited-Term Bond Fund had net assets totaling $20,826,562 invested in a diversified portfolio of:

   93.84% Bonds
    6.16% Cash and Cash Equivalents



As a shareholder of Limited-Term Bond Fund, for every $100 you had invested on March 31, 2001, your Fund owned:

  $62.88Corporate Bonds
   30.13U.S. Government Securities
    6.16Cash and Cash Equivalents
    0.83Municipal Bond

THE INVESTMENTS OF LIMITED-TERM BOND FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Auto Repair, Services and Parking - 2.89%
 Hertz Corporation (The),
   7.375%, 6-15-01 .......................      $600  $   602,058
                                                      -----------

Communication - 2.90%
 Westinghouse Electric Corporation,
   8.875%, 6-1-01 ........................       600      603,300
                                                      -----------

Depository Institutions - 5.48%
 Mercantile Bancorporation Inc.,
   7.625%, 10-15-02 ......................       600      620,808
 Wells Fargo & Company,
   8.375%, 5-15-02 .......................       500      520,030
                                                      -----------
                                                        1,140,838
                                                      -----------

Electric, Gas and Sanitary Services - 8.77%
 NorAm Energy Corp.,
   6.375%, 11-1-03 .......................       600      612,468
 UtiliCorp United,
   6.875%, 10-1-04 .......................       500      509,570
 WMX Technologies, Inc.,
   7.0%, 5-15-05 .........................       282      285,189
 Western Resources, Inc.,
   7.25%, 8-15-02 ........................       420      419,719
                                                      -----------
                                                        1,826,946
                                                      -----------

Food and Kindred Products - 3.03%
 Grand Metropolitan Investment Corp.,
   7.125%, 9-15-04 .......................       600      629,892
                                                      -----------


               See Notes to Schedule of Investments on page 101.

THE INVESTMENTS OF LIMITED-TERM BOND FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
General Merchandise Stores - 3.27%
 Penney (J.C.) Company, Inc.,
   7.6%, 4-1-07 ..........................      $600  $   480,000
 Sears Roebuck Acceptance Corp.,
   6.36%, 12-4-01 ........................       200      201,466
                                                      -----------
                                                          681,466
                                                      -----------

Industrial Machinery and Equipment - 2.48%
 Black & Decker Corp.,
   7.5%, 4-1-03 ..........................       501      515,825
                                                      -----------
Instruments and Related Products - 2.38%
 Raytheon Company,
   6.75%, 8-15-07 ........................       500      495,475
                                                      -----------

Insurance Carriers - 1.73%
 Aon Corporation,
   7.4%, 10-1-02 .........................       350      359,656
                                                       ----------

Motion Pictures - 2.51%
 Time Warner Inc.,
   9.625%, 5-1-02 ........................       500      522,820
                                                      -----------

Nondepository Institutions - 13.16%
 American General Finance Corporation,
   6.2%, 3-15-03 .........................       500      508,455
 Aristar, Inc.,
   5.85%, 1-27-04 ........................       500      500,645
 Avco Financial Services, Inc.,
   7.375%, 8-15-01 .......................       600      605,526
 Ford Motor Credit Company,
   6.7%, 7-16-04 .........................       500      512,520
 General Motors Acceptance Corporation,
   7.0%, 9-15-02 .........................       600      613,170
                                                      -----------
                                                        2,740,316
                                                      -----------
               See Notes to Schedule of Investments on page 101.

THE INVESTMENTS OF LIMITED-TERM BOND FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Paper and Allied Products - 2.57%
 International Paper Company,
   6.125%, 11-1-03 .......................      $535  $   538,189
                                                      -----------

Petroleum and Coal Products - 2.78%
 Chevron Corporation Profit Sharing/Savings
   Plan Trust Fund,
   8.11%, 12-1-04 ........................       312      327,104
 USX Corporation,
   9.8%, 7-1-01 ..........................       250      251,990
                                                      -----------
                                                          579,094
                                                      -----------

Railroad Transportation - 5.91%
 Norfolk Southern Corporation,
   7.35%, 5-15-07 ........................       588      617,935
 Union Pacific Corporation,
   7.875%, 2-15-02 .......................       600      613,746
                                                      -----------
                                                        1,231,681
                                                      -----------

Transportation Equipment - 3.02%
 Lockheed Martin Corporation,
   7.25%, 5-15-06 ........................       600      628,788
                                                      -----------

TOTAL CORPORATE DEBT SECURITIES - 62.88%              $13,096,344
 (Cost: $12,991,085)

MUNICIPAL BOND - 0.83%
Kansas
 Kansas Development Finance Authority,
   Health Facilities Revenue Bonds
   (Stormont-Vail HealthCare, Inc.), Taxable,
   7.25%, 11-15-02 .......................       165  $   171,600
                                                      -----------
 (Cost: $165,000)


               See Notes to Schedule of Investments on page 101.

THE INVESTMENTS OF LIMITED-TERM BOND FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   6.05%, 9-15-20 ........................      $272  $   274,317
   6.5%, 6-15-24 .........................       522      531,381
 Federal National Mortgage Association:
   5.0%, 2-14-03 .........................       500      503,670
   8.0%, 2-1-08 ..........................        69       72,027
   6.5%, 12-1-10 .........................       295      298,222
   6.0%, 1-1-11 ..........................       278      277,516
   6.5%, 2-1-11 ..........................       312      315,253
   7.0%, 5-1-11 ..........................       184      188,209
   7.0%, 7-1-11 ..........................       205      209,540
   7.0%, 9-1-12 ..........................       248      253,547
   6.0%, 11-1-13 .........................       389      387,989
   7.0%, 9-1-14 ..........................       426      435,066
   7.0%, 10-1-14 .........................       472      482,422
   7.0%, 4-1-26 ..........................       259      261,668
 Government National Mortgage Association:
   6.5%, 1-15-14 .........................       373      379,805
   7.0%, 4-15-29 .........................       510      517,921
   7.0%, 7-15-29 .........................       375      381,289
 United States Treasury,
   6.25%, 10-31-01 .......................       500      505,390
                                                      -----------

TOTAL UNITED STATES GOVERNMENT SECURITIES - 30.13%    $ 6,275,232
 (Cost: $6,174,733)

TOTAL SHORT-TERM SECURITIES - 3.90%                   $   813,000
 (Cost: $813,000)

TOTAL INVESTMENT SECURITIES - 97.74%                  $20,356,176
 (Cost: $20,143,818)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.26%         470,386

NET ASSETS - 100.00%                                  $20,826,562


Notes to Schedule of Investments
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

LIMITED-TERM BOND FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities--at value (Notes 1 and 3) ...........   $20,356
 Cash  .....................................................         1
 Receivables:
   Dividends and interest...................................       334
   Fund shares sold ........................................       197
 Prepaid insurance premium  ................................         1
                                                               -------
    Total assets  ..........................................    20,889
                                                               -------
LIABILITIES
 Payable to Fund shareholders  .............................        40
 Dividends payable  ........................................        12
 Accrued transfer agency and dividend disbursing (Note 2) ..         6
 Accrued accounting services fee (Note 2) ..................         1
 Accrued distribution fee (Note 2) .........................         1
 Other  ....................................................         2
                                                               -------
    Total liabilities  .....................................        62
                                                               -------
      Total net assets .....................................   $20,827
                                                               =======
NET ASSETS
 $0.01 par value capital stock
   Capital stock ...........................................  $     20
   Additional paid-in capital...............................    20,903
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss
    on investments  ........................................      (308)
   Net unrealized appreciation of investments ..............       212
                                                               -------
    Net assets applicable to outstanding units
      of capital ...........................................   $20,827
                                                               =======
Net asset value per share (net assets divided by
 shares outstanding):
 Class A  ..................................................    $10.17
 Class B  ..................................................    $10.17
 Class C  ..................................................    $10.17
 Class Y  ..................................................    $10.17
Capital shares outstanding:
 Class A  ..................................................        49
 Class B  ..................................................        42
 Class C  ..................................................     1,776
 Class Y  ..................................................       180
Capital shares authorized ..................................   200,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

LIMITED-TERM BOND FUND
For the Fiscal Year Ended March 31, 2001
(In Thousands)
INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ...............................    $1,302
                                                                ------
 Expenses (Note 2):
   Distribution fee:
    Class A  ...............................................       ---*
    Class B  ...............................................         2
    Class C  ...............................................       135
    Class Y  ...............................................         3
   Investment management fee ...............................        96
   Transfer agency and dividend disbursing:
    Class A  ...............................................       ---*
    Class B  ...............................................         1
    Class C  ...............................................        64
   Service fee:
    Class A  ...............................................       ---*
    Class B  ...............................................         1
    Class C  ...............................................        44
   Registration fees .......................................        40
   Audit fees ..............................................        12
   Accounting services fee .................................        11
   Custodian fees ..........................................         5
   Shareholder servicing fee - Class Y .....................         2
   Legal fees ..............................................         1
   Other ...................................................        14
                                                                ------
   Total....................................................       431
    Less expenses in excess of voluntary waiver of
      management fee (Note 2)...............................       (96)
                                                                ------
      Total expenses .......................................       335
                                                                ------
       Net investment income  ..............................       967
                                                                ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (NOTES 1 AND 3)
 Realized net loss on investments  .........................       (33)
 Unrealized appreciation in value of investments
   during the period .......................................       826
                                                                ------
   Net gain on investments..................................       793
                                                                ------
    Net increase in net assets resulting from operations  ..    $1,760
                                                                ======
*Not shown due to rounding.
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

LIMITED-TERM BOND FUND
(In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2001         2000
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income .................      $967      $ 1,079
   Realized net loss on investments ......       (33)        (122)
   Unrealized appreciation (depreciation)        826         (799)
                                             -------      -------
    Net increase in net assets resulting
      from operations ....................     1,760          158
                                             -------      -------
 Distributions to shareholders from net
   investment income (Note 1E):*
   Class A................................        (5)         ---
   Class B................................       (11)         ---
   Class C ...............................      (869)      (1,045)
   Class Y ...............................       (82)         (34)
                                             -------      -------
        ..................................      (967)      (1,079)
                                             -------      -------
 Capital share transactions (Note 5)  ....      (161)        (458)
                                             -------      -------
   Total increase (decrease) .............       632       (1,379)
NET ASSETS
 Beginning of period  ....................    20,195       21,574
                                             -------      -------
 End of period  ..........................   $20,827      $20,195
                                             =======      =======
 Undistributed net investment income  ....      $---         $---
                                                 ===         ====

*See "Financial Highlights" on pages 105 - 108.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LIMITED-TERM BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout The Period:

                                   For the
                                    period
                                      from
                                   8-17-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........     $9.84
                                    ------
Income from investment operations:
 Net investment income  ........      0.36
 Net realized and unrealized
   gain on investments .........      0.33
                                    ------
Total from investment operations      0.69
                                    ------
Less distributions:
 Declared from net investment
   income ......................     (0.36)
 From capital gains  ...........     (0.00)
                                    ------
Total distributions ............     (0.36)
                                    ------
Net asset value,
 end of period  ................    $10.17
                                    ======
Total return** .................      7.01%
Net assets, end of period (000
 omitted)  .....................      $494
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      0.85%***
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      5.83%***
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      1.09%***
Ratio of net investment income to
 average net assets excluding
 voluntary expense waiver  .....      5.59%***
Portfolio turnover rate ........     16.10%****

   *Commencement of operations.
  **Total return calculated without taking into account the sales load deducted on an initial purchase.
 ***Annualized.
****For the fiscal year ended March 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LIMITED-TERM BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout The Period:

                                   For the
                                    period
                                      from
                                   7-3-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........     $9.80
                                    ------
Income from investment operations:
 Net investment income  ........      0.36
 Net realized and  ...unrealized
   gain on investments .........      0.37
                                    ------
Total from investment operations      0.73
                                    ------
Less distributions:
 Declared from net investment
   income ......................     (0.36)
 From capital gains ............     (0.00)
                                    ------
Total distributions ............     (0.36)
                                    ------
Net asset value,
 end of period  ................    $10.17
                                    ======
Total return ...................      7.54%
Net assets, end of period (000
 omitted)  .....................      $425
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      1.81%**
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      4.91%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      2.33%**
Ratio of net investment income to
 average net assets excluding
 voluntary expense waiver  .....      4.39%**
Portfolio turnover rate ........     16.10%***
  *Commencement of operations.
 **Annualized.
***For the fiscal year ended March 31, 2001.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LIMITED-TERM BOND FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended March 31,
                            -------------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $9.76 $10.16  $10.14 $ 9.90  $10.00
                              ----- ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment income         0.48   0.47    0.44   0.45    0.44
 Net realized and unrealized
   gain (loss) on
   investments .....           0.41  (0.40)   0.02   0.24   (0.09)
                              ----- ------  ------ ------  ------
Total from investment
 operations  .......           0.89   0.07    0.46   0.69    0.35
                              ----- ------  ------ ------  ------
Less distributions:
 Declared from net
   investment income          (0.48) (0.47)  (0.44) (0.45)  (0.44)
 From capital gains           (0.00) (0.00)  (0.00) (0.00)  (0.01)
                              ----- ------  ------ ------  ------
Total distributions           (0.48) (0.47)  (0.44) (0.45)  (0.45)
                              ----- ------  ------ ------  ------
Net asset value,
 end of period  ....         $10.17 $ 9.76  $10.16 $10.14  $ 9.90
                             ====== ======  ====== ======  ======
Total return .......           9.48%  0.73%   4.65%  7.15%   3.52%
Net assets, end of
 period (in millions)           $18    $19     $21    $18     $18
Ratio of expenses to
 average net assets including
 voluntary expense waiver      1.82%  1.81%   2.11%  2.12%   2.07%
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waiver  ...........           4.97%  4.75%   4.34%  4.52%   4.40%
Ratio of expenses to
 average net assets excluding
 voluntary expense waiver      2.34%  2.19%    ---    ---     ---
Ratio of net investment
 income to average net
 assets excluding
 voluntary expense
 waiver  ...........           4.44%  4.37%    ---    ---     ---
Portfolio turnover rate       16.10% 37.02%  32.11% 27.37%  23.05%
 (A) See Note 5.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LIMITED-TERM BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                              For the fiscal year ended March 31,
                             ------------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $9.76 $10.16  $10.14  $9.90  $10.00
                              ----- ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment income         0.59   0.57    0.53   0.53    0.52
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.41  (0.40)   0.02   0.24   (0.09)
                              ----- ------  ------ ------  ------
Total from investment
 operations  .......           1.00   0.17    0.55   0.77    0.43
                              ----- ------  ------ ------  ------
Less distributions:
 Declared from net
   investment income          (0.59) (0.57)  (0.53) (0.53)  (0.52)
 From capital gains           (0.00) (0.00)  (0.00) (0.00)  (0.01)
                              ----- ------  ------ ------  ------
Total distributions           (0.59) (0.57)  (0.53) (0.53)  (0.53)
                              ----- ------  ------ ------  ------
Net asset value,
 end of period  ....         $10.17 $ 9.76  $10.16 $10.14   $9.90
                              ===== ======  ====== ======  ======
Total return .......          10.56%  1.69%   5.60%  7.91%   4.33%
Net assets, end of
 period (000 omitted)        $1,836 $1,229    $263   $184    $105
Ratio of expenses to
 average net assets including
 voluntary expense waiver      0.83%  0.69%   1.20%  1.32%   1.04%
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waiver  ...........           5.95%  6.03%   5.25%  5.32%   5.62%
Ratio of expenses to
 average net assets excluding
 voluntary expense waiver      1.07%  0.84%    ---    ---     ---
Ratio of net investment
 income to average net
 assets excluding
 voluntary expense
 waiver  ...........           5.71%  5.88%    ---    ---     ---
Portfolio turnover rate       16.10% 37.02%  32.11% 27.37%  23.05%

                       See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2001

An interview with Kimberly A. Scott, portfolio manager of W&R Funds, Inc. -- Mid Cap Growth Fund


This report relates to the operation of W&R Funds, Inc. -- Mid Cap Growth Fund for the period ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance since its inception on June 30, 2000.

How did the Fund perform since its inception?
Generally, the Fund has done relatively well, significantly outperforming its benchmark indexes since its inception on June 30, 2000. Nonetheless, given the difficult environment for stocks during the period, the Fund had a negative return over the last nine months. The Fund's Class A shares declined 11.29 percent since its inception, compared with the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid cap sector of the stock market), which declined 41.01 percent during the same period, and the Lipper Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 34.73 percent for the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes do not reflect a sales load.

What helped the Fund outperform its benchmark indexes since its inception?
The Fund had limited exposure to technology issues and to other stocks that we felt were excessively valued. The Fund's exposure to the more defensive energy and health care sectors, coupled with significant cash holdings, contributed to it outperforming its benchmark indexes over the past nine months.

What other market conditions or events influenced the Fund's performance since its inception?
The Federal Reserve enacted several interest rate increases early in the year, which, coupled with a broad-based and steep decline in the value of technology and related stocks over the past nine months, yielded generally poor performance for mid-cap growth funds. The Fund's large cash position limited the downside, allowing it to post much better performance during the period.

What strategies and techniques did you employ that specifically affected the Fund's performance?
An overweight position in the energy sector, which is typically more defensive and currently exhibits better relative earnings growth prospects than most other areas of the market, was beneficial to Fund performance during the fiscal year. During this time of economic uncertainty for many companies, our exposure to stocks with stable and recurring revenue streams has been a positive for the portfolio. The inclusion of strong-performing stocks in the health care sector has also been beneficial, we believe. The Fund's performance relative to its benchmark index improved markedly during the last quarter, as we moved to a heavier cash position. Concurrently, we reduced exposure to the poorly performing technology sector where performance weakened in recent months. We believe that the Fund's lack of exposure to consumer-related sectors, such as retailing, somewhat impeded performance in the last several months, given that the retailing sector responded to the Federal Reserve's early interest rate cuts with strongly positive performance.

What industries or sectors did you emphasize since the Fund's inception, and what looks attractive to you going forward?
We emphasized energy, health care and computer services - specifically, transaction processors - due to inherent defensive characteristics in these sectors. We believe that these areas also provide opportunities for solid revenue and earnings growth against an economic backdrop in which many companies have been struggling to define their business prospects over the next six to 12 months. We believe that success in the mid cap growth sector will likely come through stock-specific investing, rather than sector-specific investing. We anticipate that our current focus will be toward more cyclical investments that are able to take advantage of the recent, and perhaps forthcoming, interest rate reductions by the Federal Reserve, as well as any potential tax cuts.
Therefore, we anticipate investing a portion of the Fund's cash in consumer cyclical stocks (such as retailers), financial services, and capital-spending-related companies, such as the semiconductor sector. We intend to continue to search for opportunities to invest in the technology sector. However, we believe that, while certain technology stocks will likely re-emerge as leaders within the overall market, technology stocks as a group are not likely to exhibit returns similar to those we saw during the recent bull market. We also intend to continue to emphasize quality in terms of revenue, earnings growth, consistency and financial stability.


Respectfully,


Kimberly A. Scott
Manager
W&R Mid Cap Growth Fund

Comparison of Change in Value of $10,000 Investment


                        W&R                        Lipper
                        Mid                       Mid-Cap
                        Cap        Russell         Growth
                        Growth     Mid-Cap          Funds
                        Fund        Growth       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
     06/30/00           $ 9,425    $10,000        $10,000
     09/30/00            11,027     10,251         10,443
     12/31/00            10,196      7,872          8,448
     03/31/01             8,871      5,899          6,527

 ===== W&R Mid Cap Growth Fund, Class A Shares (1) -- $8,871
 +++++ Russell Mid-Cap Growth Index  -- $5,899
 ***** Lipper Mid-Cap Growth Funds Universe Average  -- $6,527


(1) The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Aggregate Total Return*
                    Class A     Class B      Class C**   Class Y
                    ---------------------------------------------
Period Ended
  3-31-01**           -11.29%   -11.38%         -7.49%    -7.97%

 *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load in the period. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
**6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares and 7-10-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF MID CAP GROWTH FUND

-----------------------------------------------------------------
Mid Cap Growth Fund

                                GOAL:   To seek the growth of capital.

Strategy
Invests primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid Cap Growth Index and that the Fund's investment manager believes offer above-average growth potential.

Founded
2000

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class A Shares

Per Share Data
For the Period Ended March 31, 2001
--------------------------------------

Dividends paid                   $0.06
                                 =====

Capital gains distribution       $0.29
                                 =====

Net asset value on
3-31-01 $9.11 adjusted to:      $ 9.40(A)
6-30-00                          10.00
                                ------
Change per Share                $(0.60)
                                ======
(A) This number includes the capital gains distribution of $0.29 paid in December 2000 added to the actual net asset value on March 31, 2001.

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF MID CAP GROWTH FUND


Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-01          ---       ---            ---            ---
 5-year period
  ended 3-31-01          ---       ---            ---            ---
10-year period
  ended 3-31-01          ---       ---            ---            ---
Cumulative return
  since inception
  of Class (F)        -11.29%    -5.88%        -11.38%         -6.85

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)6-30-00 for Class A shares and 7-6-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
                         Class C
                  -----------------------
  With                    Without
Period               CDSC(B)   CDSC(C)       Class Y(D)
------              --------------------     ----------
 1-year period
  ended 3-31-01          ---       ---            ---
 5-year period
  ended 3-31-01          ---       ---            ---
10-year period
  ended 3-31-01          ---       ---            ---
Cumulative return
  since inception
  of Class(E)          -7.49%    -6.58%         -7.97%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(C)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(D)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(E)7-3-00 for Class C shares and 7-10-00 for Class Y shares (the date on which shares were first acquired by shareholders).

A substantial portion of the Fund's returns during recent periods is attributable to investments in initial public offerings. No assurance can be given that the Fund will continue to be able to invest in such offerings to the same extent as it has in the past or that future offerings in which the Fund invests will have as equally beneficial impact on performance.

Portfolio Highlights


On March 31, 2001, Mid Cap Growth Fund had net assets totaling $17,177,853 invested in a diversified portfolio of:

   53.61% Cash and Cash Equivalents
   46.39% Common Stock




As a shareholder of Mid Cap Growth Fund, for every $100 you had invested on March 31, 2001, your Fund owned:

 $53.61  Cash and Cash Equivalents
  15.68  Manufacturing Stocks
  10.89  Services Stocks
   6.82  Transportation, Communication, Electric
           and Sanitary Services Stocks
   6.13  Finance, Insurance and Real Estate Stocks
   3.72  Mining Stocks
   3.15  Miscellaneous Investing Institutions Stocks

THE INVESTMENTS OF MID CAP GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS
Business Services - 8.60%
 Acxiom Corporation*  ....................    14,300    $   297,619
 CheckFree Corporation*  .................    13,200        388,162
 Digital Insight Corporation*  ...........     4,500         51,891
 eBay Inc.*  .............................     9,550        345,292
 Getty Images, Inc.*  ....................     2,200         35,544
 Interpublic Group of Companies, Inc. (The)    7,750        266,213
 S1 Corporation*  ........................     1,011          7,361
 TMP Worldwide Inc.*  ....................     1,850         69,548
 Total System Services, Inc.  ............       600         14,760
                                                       -----------
                                                          1,476,390
                                                       -----------

Chemicals and Allied Products - 7.08%
 ALZA Corporation*  ......................     7,200        291,600
 Biogen, Inc.*  ..........................     8,850        560,592
 Genzyme Corporation - General
   Division (A)* .........................     2,200        198,693
 IVAX Corporation*  ......................     5,250        165,375
                                                       -----------
                                                          1,216,260
                                                       -----------

Communication - 1.85%
 Adelphia Communications Corporation,
   Class A* ..............................     7,850        318,170
                                                       -----------

Depository Institutions - 4.71%
 Concord EFS, Inc.*  .....................    16,650        672,244
 Synovus Financial Corp.  ................     5,050        136,350
                                                       -----------
                                                            808,594
                                                       -----------

Educational Services - 1.20%
 Edison Schools Inc.*  ...................    10,200        206,869
                                                       -----------

Electric, Gas and Sanitary Services - 2.24%
 El Paso Corporation  ....................     5,900        385,270
                                                       -----------

               See Notes to Schedule of Investments on page 118.

THE INVESTMENTS OF MID CAP GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 3.64%
 ADC Telecommunications, Inc.*  ..........    11,200    $    95,025
 Altera Corporation*  ....................     3,450         73,852
 Cypress Semiconductor Corporation*  .....     4,550         80,671
 Lattice Semiconductor Corporation*  .....     7,400        133,894
 McData Corporation, Class A*  ...........     6,650        125,103
 McData Corporation, Class B*  ...........     2,150         48,711

Electronic and Other Electric Equipment (Continued)
 Network Appliance, Inc.*  ...............     3,650         61,252
 Viasystems Group, Inc.*  ................     1,950          5,850
                                                       -----------
                                                            624,358
                                                       -----------

Engineering and Management Services - 0.28%
 KPMG Consulting, Inc.  ..................     3,700         47,869
                                                       -----------

Holding and Other Investment Offices - 3.15%
 Nasdaq-100 Index Tracking Stock*  .......    13,800        540,270
                                                       -----------

Industrial Machinery and Equipment - 3.58%
 Baker Hughes Incorporated  ..............    10,400        377,624
 Cooper Cameron Corporation*  ............     4,400        237,600
                                                       -----------
                                                            615,224
                                                       -----------

Instruments and Related Products - 0.71%
 Biomet, Inc.  ...........................     3,100        122,159
                                                       -----------

Insurance Agents, Brokers and Service - 0.82%
 Hartford Financial Services Group Inc. (The)  2,400        141,600
                                                       -----------


               See Notes to Schedule of Investments on page 118.

THE INVESTMENTS OF MID CAP GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Oil and Gas Extraction - 3.72%
 Burlington Resources Incorporated  ......     8,600    $   384,850
 Noble Affiliates, Inc.  .................     6,100        254,553
                                                       -----------
                                                            639,403
                                                       -----------

Prepackaged Software - 0.81%
 Brocade Communications Systems, Inc.*  ..     3,200         66,928
 Dendrite International, Inc.*  ..........     5,200         72,475
                                                       -----------
                                                            139,403
                                                       -----------

Printing and Publishing - 0.67%
 Martha Stewart Living Omnimedia, Inc.*  .     6,400        115,200
                                                       -----------

Real Estate - 0.60%
 homestore.com, Inc.*  ...................     4,350        103,176
                                                       -----------

Telephone and Radiotelephone Communications - 2.73%
 LCC International, Inc.*  ...............     5,600    $    28,088
 Nextel Communications, Inc.*  ...........     6,550         94,566
 Research In Motion Limited*  ............     2,750         60,431
 Sprint Corporation - PCS Group*  ........    15,000        285,000
                                                       -----------
                                                            468,085
                                                       -----------

TOTAL COMMON STOCKS - 46.39%                            $ 7,968,300
 (Cost: $9,403,485)


               See Notes to Schedule of Investments on page 118.

THE INVESTMENTS OF MID CAP GROWTH FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 6.96%
 Dow Chemical Company (The),
   4.95%, 5-4-01 .........................    $  600    $   597,277
 GLAXO WELLCOME plc,
   4.9%, 4-26-01 .........................       600        597,958
                                                       -----------
                                                         1,195,235
                                                       -----------

 Depository Institutions - 4.06%
 Citicorp,
   4.9%, 4-18-01 .........................       700        698,380
                                                       -----------

 Electric, Gas and Sanitary Services - 8.13%
 Florida Power Corp.,
   5.23%, 4-6-01 .........................       700        699,492
 Kansas City Power & Light Co.,
   5.63%, 4-20-01 ........................       700        697,920
                                                       -----------
                                                         1,397,412
                                                       -----------

 Food and Kindred Products - 2.89%
 General Mills, Inc.,
   5.205%, Master Note ...................       496        496,000
                                                       -----------

 Industrial Machinery and Equipment - 4.06%
 Ingersoll-Rand Company,
   5.35%, 4-25-01 ........................       700        697,503
                                                       -----------

 Instruments and Related Products - 3.48%
 Emerson Electric Co.,
   4.9%, 4-27-01 .........................       600        597,877
                                                       -----------


                See Notes to Schedule of Investments on page   .

THE INVESTMENTS OF MID CAP GROWTH FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Nondepository Institutions - 14.95%
 Caterpillar Financial Services Corp.,
   4.9%, 4-27-01 .........................      $750    $   747,346
 General Electric Capital Corporation,
   4.96%, 4-3-01 .........................       600        599,835
 PACCAR Financial Corp.,
   4.925%, Master Note ...................       522        522,000
 Transamerica Finance Corp.,
   4.92%, 4-18-01 ........................       700        698,374
                                                       -----------
                                                          2,567,555
                                                       -----------

Total Commercial Paper - 44.53%                           7,649,962

Repurchase Agreement - 10.17%
 J.P. Morgan Securities Inc., 5.03% Repurchase
   Agreement dated 3-30-01, to be
   repurchased at $1,746,732 on 4-2-01**..     1,746      1,746,000
                                                       -----------

TOTAL SHORT-TERM SECURITIES - 54.70%                    $ 9,395,962
 (Cost: $9,395,962)

TOTAL INVESTMENT SECURITIES - 101.09%                   $17,364,262
 (Cost: $18,799,447)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.09%)        (186,409)

NET ASSETS - 100.00%                                    $17,177,853


               See Notes to Schedule of Investments on page 118.

MID CAP GROWTH FUND

March 31, 2001


Notes to Schedule of Investments

 *No income dividends were paid during the preceding 12 months.
**Collateralized by $1,742,969 U.S. Treasury Notes, 9.125% due 5-15-18; market value and accrued interest aggregate $1,786,693.

(A) Security serves as cover for the following written call options outstanding at March 31, 2001. (See Note 6 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/Premium    Market
     Security            to Call  Exercise Price  Received     Value
---------------------------       ----------------------------------- ------
Genzyme Corporation -
  General Division        7         May/105         $2,709    $1,820
Genzyme Corporation -
  General Division        7         July/115         3,549     2,835
                                                    ------    ------
                                                    $6,258    $4,655
                                                    ======    ======

  See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

  See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

MID CAP GROWTH FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3) ...........   $17,364
 Cash  .....................................................         1
 Receivables:
   Fund shares sold ........................................        95
   Investment securities sold ..............................        74
   Dividends and interest...................................         8
 Prepaid registration fees  ................................        29
                                                               -------
    Total assets  ..........................................    17,571
                                                               -------
LIABILITIES
 Payable for investment securities purchased  ..............       279
 Payable to Fund shareholders  .............................        96
 Accrued transfer agency and dividend disbursing (Note 2) ..         5
 Accrued accounting services fee (Note 2) ..................         1
 Outstanding call options at market (Note 6)  ..............         5
 Other  ....................................................         7
                                                               -------
    Total liabilities  .....................................       393
                                                               -------
      Total net assets .....................................   $17,178
                                                               =======
NET ASSETS
 $0.01 par value capital stock
   Capital stock ...........................................   $    19
   Additional paid-in capital...............................    20,361
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income..........        78
   Accumulated undistributed net realized loss
    on investments  ........................................    (1,846)
   Net unrealized depreciation of securities ...............    (1,434)
   Net unrealized appreciation in value of written
    call options  ..........................................         1
                                                               -------
    Net assets applicable to outstanding units
      of capital ...........................................   $17,178
                                                               =======
Net asset value per share (net assets divided by shares
 outstanding):
 Class A  ..................................................     $9.11
 Class B  ..................................................     $9.07
 Class C  ..................................................     $9.08
 Class Y  ..................................................     $9.11
Capital shares outstanding:
 Class A  ..................................................     1,273
 Class B  ..................................................       184
 Class C  ..................................................       411
 Class Y  ..................................................        20
Capital shares authorized ..................................   400,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MID CAP GROWTH FUND
For the Fiscal Period from June 30, 2000* through March 31, 2001
(In Thousands)
INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ...............................    $  249
   Dividends ...............................................        13
                                                                ------
    Total income  ..........................................       262
 Expenses (Note 2):                                             ------
   Investment management fee ...............................        78
   Registration fees .......................................        31
   Transfer agency and dividend disbursing:
    Class A ................................................        16
    Class B ................................................         6
    Class C ................................................         8
   Distribution fee:
    Class A ................................................         1
    Class B ................................................         6
    Class C ................................................        14
    Class Y ................................................       ---**
   Service fee:
    Class A ................................................        10
    Class B ................................................         2
    Class C ................................................         5
   Custodian fees ..........................................         7
   Legal fees ..............................................         5
   Audit fees ..............................................         3
   Other ...................................................         8
                                                               -------
    Total  .................................................       200
      Less expenses in excess of voluntary waiver of
       management fee (note 2) .............................       (78)
                                                               -------
       Total expenses  .....................................       122
                                                               -------
         Net investment income..............................       140
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             -------
  (NOTES 1 AND 3)
 Realized net loss on securities  ..........................    (1,455)
 Realized net gain on call options written .................        17
                                                               -------
   Realized net loss on investments ........................    (1,438)
 Unrealized depreciation in value of securities during
   the period ..............................................    (1,435)
 Unrealized appreciation in value of written
   call options during the period ..........................         1
   Unrealized depreciation in value of investments             -------
    during the period  .....................................    (1,434)
                                                               -------
    Net loss on investments ................................    (2,872)
      Net decrease in net assets resulting from                -------
       operations  .........................................   $(2,732)
                                                               =======
 *Commencement of operations.
**Not shown due to rounding.
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

MID CAP GROWTH FUND
For the Fiscal Period from June 30, 2000* through March 31, 2001
(In Thousands)

INCREASE IN NET ASSETS
 Operations:
   Net investment income .................                $   140
   Realized net loss on investments ......                 (1,438)
   Unrealized depreciation ...............                 (1,434)
                                                          -------
    Net decrease in net assets resulting
      from operations ....................                 (2,732)
                                                          -------
 Distributions to shareholders from (Note 1E):**
   Net investment income:
    Class A  .............................                    (55)
    Class B  .............................                     (1)
    Class C  .............................                     (5)
    Class Y  .............................                     (1)
   Realized net gain on investment transactions:
    Class A  .............................                   (269)
    Class B  .............................                    (40)
    Class C  .............................                    (94)
    Class Y  .............................                     (5)
                                                          -------
                                                             (470)
                                                          -------
 Capital share transactions (Note 5)  ....                 17,380
                                                          -------
   Total increase ........................                 14,178
NET ASSETS
 Beginning of period  ....................                  3,000
                                                          -------
 End of period  ..........................                $17,178
                                                          =======
 Undistributed net investment income  ....                    $78
                                                              ===

 *Commencement of operations.
**See "Financial Highlights" on pages 122 - 125.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout the Period:
                                   For the
                                    period
                                      from
                                   6-30-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $10.00
                                    ------
Income (loss) from investment
 operations:
 Net investment income  ........      0.11
 Net realized and  ...unrealized
   loss on investments .........     (0.65)
                                    ------
Total from investment operations     (0.54)
                                    ------
Less distributions:
 From net investment income  ...     (0.06)
 From capital gains ............     (0.29)
                                    ------
Total distributions ............     (0.35)
                                    ------
Net asset value,
 end of period  ................    $ 9.11
                                    ======
Total return** .................     -5.88
Net assets, end of period
 (in millions) .................       $11
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      1.01%***
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      1.85%***
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      1.65%***
Ratio of net investment income to
 average net assets excluding
 voluntary expense waiver  .....      1.21%***
Portfolio turnover rate ........    110.18%
  *Commencement of operations.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                   7-6-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $10.01
                                    ------
Income (loss) from investment
 operations:
 Net investment income  ........      0.02
 Net realized and  ...unrealized
   loss on investments .........     (0.66)
                                    ------
Total from investment operations     (0.64)
                                    ------
Less distributions:
 From net investment income  ...     (0.01)
 From capital gains ............     (0.29)
                                    ------
Total distributions ............     (0.30)
                                    ------
Net asset value,
 end of period  ................    $ 9.07
                                    ======
Total return ...................     -6.85%
Net assets, end of period
 (in millions)  ................        $2
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      2.40%**
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      0.44%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      3.93%**
Ratio of net investment loss to
 average net assets excluding
 voluntary expense waiver  .....     -1.09%**
Portfolio turnover rate ........    110.18%

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                   7-3-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $10.00
                                    ------
Income (loss) from investment
 operations:
 Net investment income  ........      0.04
 Net realized and unrealized loss
   on investments ..............     (0.66)
                                    ------
Total from investment operations     (0.62)
                                    ------
Less distributions:
 From net investment income  ...     (0.01)
 From capital gains ............     (0.29)
                                    ------
Total distributions ............     (0.30)
                                    ------
Net asset value,
 end of period  ................    $ 9.08
                                    ======
Total return ...................     -6.58%
Net assets, end of period
 (in millions)  ................        $4
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      1.99%**
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      0.84%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      3.26%**
Ratio of net investment loss to
 average net assets excluding
 voluntary expens waiver  ......     -0.43%**
Portfolio turnover rate ........    110.18%

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                   7-10-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $10.23
                                    ------
Income (loss) from investment
 operations:
 Net investment income  ........      0.11
 Net realized and unrealized loss
   on investments ..............     (0.88)
                                    ------
Total from investment operations     (0.77)
                                    ------
Less distributions:
 From net investment income  ...     (0.06)
 From capital gains ............     (0.29)
                                    ------
Total distributions ............     (0.35)
                                    ------
Net asset value,
 end of period  ................    $ 9.11
                                    ======
Total return ...................     -7.97%
Net assets, end of period (000
 omitted)  .....................      $184
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      1.03%**
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      1.77%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      1.68%**
Ratio of net investment income to
 average net assets excluding
 voluntary expense waiver  .....      1.11%**
Portfolio turnover rate ........    110.18%

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

MANAGERS' DISCUSSION

-----------------------------------------------------------------
  March 31, 2001

An interview with Mira Stevovich,
portfolio manager of the W&R Funds, Inc.
- Money Market Fund

This report relates to the operation of W&R Funds, Inc. - Money Market Fund since its inception on June 30, 2000. The following discussion and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform since its inception?
Overall, the Fund's yield has compared favorably with peer money market funds since its inception. At the Fund's inception, the Federal Funds rate stood at
6.5 percent and remained there through the end of 2000. This allowed us to purchase at some of the highest rates available for investment-grade securities during this period. The market began to anticipate steady short-term rates into 2001. However, economic data late in the year began to show a rapid economic slowdown. By year-end, market sentiment anticipated that the Federal Reserve would lower the rates at its January meeting. Therefore, by year-end, money market securities with longer maturities were yielding less than securities maturing in one day.

What market conditions or events influenced the Fund's performance since its inception?
Upward pressure on interest rates generally occurs over year-end, which tends to help the Fund's yield increase. This year, however, with anticipated action by the Federal Reserve to lower rates, this market phenomenon was less evident. As evidence mounted during the latter part of 2000 that the economy was weakening, the money market yield curve began to anticipate lower short-term interest rates. This began to affect the overall rate-of-return of the Fund. On January 3, 2001, the Federal Reserve made an inter-meeting cut in the Federal Funds rate to 6 percent. Later the same month at its regular meeting, the Federal Reserve lowered the Federal Funds rate another one-half percentage point to 5.5 percent. We believe that the Federal Reserve lowered the Federal Fund's rate due to continued evidence of a weakening U.S. economy. Economic statistics remained weak by the March 20, 2001 meeting of the Federal Reserve and it decided to lower the rate by yet another one-half percentage point. As the Fund's fiscal year ended, the Federal Funds rate had reached 5 percent. Currently, we believe that the short-term market is anticipating even further cuts in the Federal Funds rate as the year progresses. Therefore, rates for securities maturing overnight are currently higher than rates for securities maturing in one year. It was in this type of interest rate environment that the Fund operated during the last several months of the fiscal year, causing some decline in yield.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We invested the Fund's assets in floating-rate securities and securities with shorter maturities when interest rates were high earlier in the year. As market and credit conditions permitted, we purchased securities with longer maturities, especially as market sentiment changed and we anticipated future interest rates to be lower. We believe that the minimal year-end pressure on short-term interest rates made the use of this strategy less advantageous. However, when possible, this strategy was used to the Fund's advantage.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
The Fund is generally diversified over all industries. However, because banks and financial institutions are a large part of the short-term market, the Fund is currently more heavily weighted in these areas. We believe that the slowing of the U.S. economy has led to some credit deterioration. Therefore, going forward, securities purchased will be carefully selected from industries that we feel should be least affected by an economic downturn. Currently, we feel that U.S. Government Agency securities look attractive and carry less credit risk than other securities.


Respectfully,


Mira Stevovich
Manager
W&R Money Market Fund

THE INVESTMENTS OF MONEY MARKET FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

BANK OBLIGATIONS
Commercial Paper
 ANZ (DE) Inc.,
   5.4%, 4-18-01 .........................      $400   $  398,980
 Abbey National North America,
   5.52%, 4-17-01 ........................       200      199,509
 Banco del Istmo S.A. (Barclays Bank PLC),
   5.43%, 4-25-01 ........................       250      249,095
 Citicorp,
   5.13%, 4-17-01 ........................       100       99,772

TOTAL BANK OBLIGATIONS - 6.23%                         $  947,356
 (Cost: $947,356)

CORPORATE OBLIGATIONS
Commercial Paper
 Business Services - 2.63%
 Electronic Data Systems Corporation,
   5.0%, 4-6-01 ..........................       400      399,722
                                                      -----------

 Chemicals and Allied Products - 5.25%
 BOC Group Inc. (DE),
   5.55%, 4-2-01 .........................       500      499,923
 Dow Chemical Company (The),
   4.95%, 5-4-01 .........................       300      298,639
                                                      -----------
                                                          798,562
                                                      -----------

 Communication - 1.64%
 Verizon Global Funding, Inc.,
   5.06375%, 6-15-01 .....................       250      249,950
                                                      -----------


               See Notes to Schedule of Investments on page 132.

THE INVESTMENTS OF MONEY MARKET FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services - 6.30%
 Georgia Power Co.,
   5.24%, 4-12-01 ........................      $460  $   459,264
 Questar Corp.:
   5.0%, 4-17-01 .........................       250      249,444
   5.02%, 4-20-01 ........................       250      249,338
                                                      -----------
                                                          958,046
                                                      -----------

 Food and Kindred Products - 1.30%
 Golden Peanut Co.,
   4.75%, 7-16-01 ........................       200      197,203
                                                      -----------

 Heavy Construction, Excluding Building - 3.29%
 Halliburton Company,
   4.95%, 4-6-01 .........................       500      499,656
                                                      -----------

 Instruments and Related Products - 4.71%
 Emerson Electric Co.,
   5.55%, 4-2-01 .........................       268      267,958
 PPG Industries, Inc.,
   4.87%, 5-7-01 .........................       450      447,809
                                                      -----------
                                                          715,767
                                                      -----------

 Insurance Carriers - 2.95%
 AEGON Funding Corp.,
   5.2%, 4-18-01 .........................       450      448,895
                                                      -----------

 Nondepository Institutions - 1.64%
 Ford Motor Credit Company,
   5.6475%, 4-4-01 .......................       250      250,009
                                                      -----------


               See Notes to Schedule of Investments on page 132.

THE INVESTMENTS OF MONEY MARKET FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Paper and Allied Products - 2.59%
 Kimberly-Clark Corp.,
   5.74%, 7-13-01 ........................      $400  $   393,431
                                                      -----------

 Primary Metal Industries - 5.74%
 Alcoa Incorporated,
   5.0%, 4-25-01 .........................       375      373,750
 CSN Overseas (Barclays Bank PLC),
   5.01%, 4-27-01 ........................       500      498,191
                                                      -----------
                                                          871,941
                                                      -----------

 Printing and Publishing - 2.61%
 Tribune Co.,
   5.18%, 5-23-01 ........................       400      397,007
                                                      -----------

 Telephone and Radiotelephone Communications - 2.30%
 BellSouth Telecommunications, Inc.,
   5.35%, 4-2-01 .........................       350      349,948
                                                      -----------

 Wholesale Trade - Nondurable Goods - 2.96%
 Philip Morris Cos. Inc.,
   5.1%, 4-6-01 ..........................       200      199,858
Unilever Capital Corporation,
   5.09%, 4-20-01 ........................       250      249,328
                                                      -----------
                                                          449,186
                                                      -----------

Total Commercial Paper - 45.91%                         6,979,323


               See Notes to Schedule of Investments on page 132.

THE INVESTMENTS OF MONEY MARKET FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (backed by irrevocable bank
 letter of credit)
 Electric, Gas and Sanitary Services - 2.95%
 River Fuel Trust #1 (The Bank of New York),
   5.18%, 4-12-01 ........................      $450  $   449,288
                                                      -----------

 Nondepository Institutions - 4.60%
 ED&F Man Finance Inc. (Rabobank Nederland),
   5.12%, 4-3-01 .........................       500      499,858
 Sinochem American C.P. Inc. (ABN AMRO Bank N.V.),
   5.08%, 5-1-01 .........................       200      199,153
                                                      -----------
                                                          699,011
                                                      -----------

Total Commercial Paper (backed by irrevocable bank
letter of credit) - 7.55%                               1,148,299

Notes
 Chemicals and Allied Products - 1.64%
 Lilly (Eli) & Company,
   4.7%, 3-22-02 .........................       250      250,000
                                                      -----------

 Food and Kindred Products - 1.32%
 Heinz (H.J.) Co.,
   6.82%, 11-15-01 .......................       200      200,000
                                                      -----------

 Industrial Machinery and Equipment - 1.32%
 International Business Machines Corporation,
   6.64%, 10-29-01 .......................       200      200,000
                                                      -----------


               See Notes to Schedule of Investments on page 132.

THE INVESTMENTS OF MONEY MARKET FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Notes (Continued)
 Nondepository Institutions - 3.30%
 Caterpillar Financial Services Corp.,
   6.45125%, 4-2-01 ......................      $250  $   250,087
 General Electric Capital Corporation,
   6.29%, 12-15-01 .......................       250      251,520
                                                      -----------
                                                          501,607
                                                      -----------

 Wholesale Trade - Nondurable Goods - 1.31%
 Philip Morris Cos. Inc.,
   6.0%, 7-15-01 .........................       200      199,267
                                                      -----------

Total Notes - 8.89%                                     1,350,874

TOTAL CORPORATE OBLIGATIONS - 62.35%                  $ 9,478,496
 (Cost: $9,478,496)

MUNICIPAL OBLIGATIONS
Colorado - 2.13%
 City and County of Denver, Colorado, Department
   of Aviation, Airport System, Subordinate
   Commercial Paper Taxable Notes, Series 2000B
   (Westdeutsche Landesbank Girozentrale and
   Bayerische Landesbank Girozentrale),
   5.12%, 4-23-01 ........................       325      323,983
                                                      -----------

Indiana - 1.97%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds
   (Amoco Oil Company Project), Taxable Series 1995
   (Amoco Corporation),
   5.51%, 4-12-01 ........................       300      300,000
                                                      -----------


               See Notes to Schedule of Investments on page 132.

THE INVESTMENTS OF MONEY MARKET FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Louisiana - 9.38%
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable), (Westdeutsche
   Landesbank Girozentrale),
   4.89%, 5-24-01 ........................      $225  $   225,000
   5.09%, 7-10-01 ........................       200      200,000
   5.05%, 5-10-01 ........................       100      100,000
 Industrial District No. 3 of the Parish of West
   Baton Rouge, State of Louisiana, Variable Rate
   Demand Revenue Bonds, Series 1995 (Taxable),
   (The Dow Chemical Company Project),
   5.0%, 6-11-01 .........................       500      500,000
 Gulf Coast Industrial Development Authority,
   Environmental Facilities Revenue Bonds
   (CITGO Petroleum Corporation Project), Taxable
   Series 1998 (Royal Bank of Canada),
   5.25%, 5-10-01 ........................       400      400,000
                                                      -----------
                                                        1,425,000
                                                      -----------

New York - 2.14%
 The City of New York, General Obligation Bonds,
   Fiscal 1995 Series B, Taxable Adjustable Rate
   Bonds (Bayerische Landesbank Girozentrale,
   New York Branch),
   5.93%, 4-5-01 .........................       325      325,000
                                                      -----------

Ohio - 1.97%
 State of Ohio, Taxable Solid Waste Revenue
   Bonds, Series 2000, Taxable (BP Exploration &
   Oil Inc. Project - BP Amoco P.L.C. Guarantor),
   5.35%, 4-24-01 ........................       300      300,000
                                                      -----------


               See Notes to Schedule of Investments on page 132.

THE INVESTMENTS OF MONEY MARKET FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Texas - 0.66%
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   5.21%, 4-5-01 .........................      $100  $    99,942
                                                      -----------

Washington - 2.63%
 Wenatchee Valley Clinic, P.S., Floating Rate
   Taxable Bonds, Series 1998 (U.S. Bank
   National Association),
   5.1%, 4-5-01 ..........................       400      400,000
                                                      -----------

TOTAL MUNICIPAL OBLIGATIONS - 20.88%                  $ 3,173,925
 (Cost: $3,173,925)

UNITED STATES GOVERNMENT SECURITIES - 3.28%
 Federal Home Loan Banks,
   4.875%, 1-22-02 .......................      $500  $   498,631
 (Cost: $498,631)

TOTAL INVESTMENT SECURITIES - 92.74%                  $14,098,408
 (Cost: $14,098,408)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 7.26%       1,103,219

NET ASSETS - 100.00%                                  $15,201,627


Notes to Schedule of Investments

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

MONEY MARKET FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3) ...........   $14,098
 Cash  .....................................................         5
 Receivables:
   Fund shares sold ........................................     1,204
   Dividends and interest...................................        47
 Prepaid registration fees  ................................         9
                                                               -------
    Total assets  ..........................................    15,363
                                                               -------
LIABILITIES
 Payable to Fund shareholders  .............................       149
 Dividends payable  ........................................         7
 Accrued transfer agency and dividend disbursing (Note 2) ..         1
 Accrued accounting services fee (Note 2) ..................         1
 Other  ....................................................         3
                                                               -------
    Total liabilities  .....................................       161
                                                               -------
      Total net assets .....................................   $15,202
                                                               =======
NET ASSETS
 $0.01 par value capital stock
   Capital stock ...........................................   $   152
   Additional paid-in capital...............................    15,050
                                                               -------
    Net assets applicable to outstanding units
      of capital ...........................................   $15,202
                                                               =======
Net asset value, redemption and offering price
 per share:
 Class A  ..................................................     $1.00
 Class B  ..................................................     $1.00
 Class C  ..................................................     $1.00
Capital shares outstanding:
 Class A  ..................................................     4,809
 Class B  ..................................................       431
 Class C  ..................................................     9,962
Capital shares authorized ..................................   400,000

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MONEY MARKET FUND
For the Fiscal Period from June 30, 2000* through March 31, 2001
(In Thousands)

INVESTMENT INCOME
 Interest and amortization (Note 1B)  ......................      $330
      ......................................................      ----
 Expenses (Note 2):
   Registration fees .......................................        29
   Investment management fee ...............................        21
   Distribution fee:
    Class A ................................................       ---
    Class B ................................................         1
    Class C ................................................        17
   Custodian fees ..........................................         6
   Transfer agency and dividend disbursing:
    Class A ................................................         2
    Class B ................................................         1
    Class C ................................................         3
   Service fee:
    Class A ................................................       ---
    Class B ................................................       ---**
    Class C ................................................         5
   Audit fee ...............................................         2
   Legal fees ..............................................         1
   Other ...................................................         6
                                                                  ----
    Total ..................................................        94
      Less expenses in excess of voluntary waiver of
       management fee (Note 2) .............................       (21)
                                                                  ----
       Total expenses ......................................        73
                                                                  ----
         Net investment income .............................       257
                                                                  ----
          Net increase in net assets resulting from
            operations .....................................      $257
                                                                  ====

 *Commencement of operations
**Not shown due to rounding.
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

MONEY MARKET FUND
For the Fiscal Period from June 30, 2000* through March 31, 2001
(In Thousands)

INCREASE IN NET ASSETS
 Operations:
   Net investment income ...................................      $257
                                                               -------
    Net increase in net assets resulting
      from operations ......................................       257
                                                               -------
 Distributions to shareholders from
   net investment income (Note 1E):*
   Class A .................................................      (154)
   Class B .................................................        (6)
   Class C .................................................       (97)
                                                               -------
                                                                  (257)
                                                               -------
 Capital share transactions (Note 5)  ......................    12,202
                                                               -------
   Total increase ..........................................    12,202
NET ASSETS
 Beginning of period  ......................................     3,000
                                                               -------
 End of period  ............................................   $15,202
                                                               =======
 Undistributed net investment income  ......................      $---
                                                                   ===

 *Commencement of operations
**See "Financial Highlights" on page 136.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND
Class A, Class B and Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   Class A        Class B        Class C
                                   For the        For the        For the
                                    period         period         period
                                      from           from           from
                                   6-30-00*       7-12-00*       7-3-00*
                                        to             to             to
                                   3-31-01        3-31-01        3-31-01
                                   --------       -------        -------
Net asset value,
 beginning of period  ..........     $1.00          $1.00          $1.00
                                     -------        -------        -------
Net investment income ..........      0.0413         0.0299         0.0332
Less dividends Declared ........     (0.0413)       (0.0299)       (0.0332)
                                     -------        -------        -------
Net asset value,
 end of period  ................     $1.00          $1.00          $1.00
                                     =======        =======        =======
Total return ...................      4.11%          2.97%          3.32%
Net assets, end of period (000
 omitted)  .....................    $4,809           $431         $9,962
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      0.92%**        2.29%**        1.98%**
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      5.49%**        4.05%**        4.34%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      1.18%**        2.94%**        2.54%**
Ratio of net investment income to
 average net assets excluding
 voluntary expense waiver  .....      5.23%**        3.41%**        3.78%**

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                   7-12-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........     $1.00
                                     -------
Net investment income ..........      0.0299
Less dividends declared ........     (0.0299)
                                     -------
Net asset value,
 end of period  ................     $1.00
                                     =======
Total return ...................      2.97%
Net assets, end of period (000
 omitted)  .....................      $431
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      2.29%**
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      4.05%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      2.94%**
Ratio of net investment income to
 average net assets excluding
 voluntary expense waiver  .....      3.41%**

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                   7-3-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........     $1.00
                                     -------
Net investment income ..........      0.0332
Less dividends declared ........     (0.0332)
                                     -------
Net asset value,
 end of period  ................     $1.00
                                     =======
Total return ...................      3.32%
Net assets, end of period (in
 millions)  ....................       $10
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      1.98%**
Ratio of net investment income to
 average net assets including
 voluntary expense waiver  .....      4.34%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      2.54%**
Ratio of net investment income to
 average net assets excluding
 voluntary expense waiver  .....      3.78%**

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2001

An interview with Bryan J. Bailey, portfolio manager of W&R Funds, Inc. -- Municipal Bond Fund


This report relates to the operation of W&R Funds, Inc. - Municipal Bond Fund for the fiscal year ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The past fiscal year presented a very challenging environment for fixed income portfolio managers, with a razor thin margin for error. Considering the market conditions, the Fund performed relatively well, although it slightly underperformed its two benchmark indexes. The Fund's Class C shares increased
8.22 percent for the fiscal year, compared with the Lipper General Municipal Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 9.88 percent for the period, and the Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market), which increased 10.93 percent for the period.

Why did the Fund slightly lag its benchmark indexes during the fiscal year? Entering the fourth quarter of 2000, the Fund was structured more defensively than its peers, with a lower sensitivity to interest rates. The Fund's overweight positions in credit-sensitive sectors, such as Industrial Development Revenue bonds, Pollution Control Revenue bonds, hospitals and housing bonds, coincided with a strategy that has historically resulted in relatively strong performance. However, it proved to be a drag on Fund results during the last fiscal year, especially during the fourth quarter of 2000. Given the violent shift in the trajectory of the economy late last year, along with a rapid adjustment in market expectations, long-term interest rates declined to a level that approached all-time historical lows. During the fourth quarter of 2000, it seemed that the market had an insatiable demand for quality (such as general obligation bonds) at any cost, rather than revenue bonds.

What other market conditions or events influenced the Fund's performance during the fiscal year?
It seems as if the Fund's fiscal year can be likened to A Tale of Two Cities, as the shift in the market was quite dramatic. U.S. economic growth during the second and third quarters of 2000 was robust, with the Federal Reserve attempting to stave off the threat of inflation, largely through an interest-rate-tightening policy. Entering the fourth quarter, however, economic growth began to decelerate rapidly. Corporate earnings began to fall short of expectations, a chaotic presidential election caused some market fluctuations, and energy prices soared. We believe that the confluence of these events created an investment environment where risk was averted at almost all costs.
We also believe that this situation precipitated a flight to quality in the bond markets, which benefited high-grade municipal bonds and treasuries, to the detriment of revenue and credit-sensitive bonds.

What strategies and techniques did you employ that specifically affected the Fund's performance?
There are signs that suggest that the trends exhibited late in 2000 began to reverse early in 2001 and as we progress into the new fiscal year. We are starting to observe an increase in the appetite for risk taking, as credit spreads have begun to tighten. The hospital sector also appears to have stabilized as reimbursement trends have become more favorable and operational efficiency has improved. We believe that the strategy and portfolio structure that may have been a drag on Fund performance during the latter part of 2000 has begun to produce positive results during the early part of 2001. We anticipate that this trend will continue during the remainder of 2001.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
The industries and sectors that we believe underperformed during the last fiscal year, including IDRs, PCRs, hospitals and housing, appear to be beginning to enhance Fund performance early in 2001. This is precisely why we believe Fund performance should be measured over an extended time horizon. Municipal bond yields are hovering near historical lows, the Federal Reserve is currently in an aggressive easing mode, and we believe that there is a possibility of fiscal stimulus later this year. Given these factors, we feel that the Fund currently is positioned well relative to its peers. In an ongoing effort to achieve the Fund's objective, we intend to continue investing in intermediate- and longer-term (when appropriate) investment-grade municipal bonds that emphasize yield.


Respectfully,


Bryan J. Bailey
Manager
W&R Municipal Bond Fund

Comparison of Change in Value of $10,000 Investment


                                W&R                        Lipper
                          Municipal         Lehman        General
                               Bond       Brothers      Municipal
                              Fund,      Municipal     Debt Funds
                            Class C           Bond       Universe
                             Shares          Index        Average
                          ---------      ---------     ----------
     09-30-92                10,000         10,000         10,000
     03-31-93                10,700         10,560         10,591
     03-31-94                10,782         10,805         10,773
     03-31-95                11,469         11,608         11,441
     03-31-96                12,327         12,581         12,267
     03-31-97                12,983         13,269         12,855
     03-31-98                14,397         14,691         14,224
     03-31-99                15,065         15,602         14,923
     03-31-00                14,129         15,589         14,579
     03-31-01                15,291         17,293         16,019

===== W&R Municipal Bond Fund, Class C Shares (1) (2)-- $15,291
+++++ Lehman Brothers Municipal Bond Index  (1) -- $17,293
----- Lipper General Municipal Debt Funds Universe Average (1) -- $16,019

 (1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 1992.
(2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                            Average Annual Total Return*
                    Class A     Class B      Class C**   Class Y
                    ---------------------------------------------
Year Ended
  3-31-01                ---       ---           8.22%     9.04%
5 Years Ended
  3-31-01                ---       ---           4.40%      ---
Since inception of
  Class through
  3-31-01***             ---       ---           5.15%     1.74%
Cumulative return
  since inception
  of Class***          -0.12%    -0.34%           ---       ---

  *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 **Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
***9-15-00 for Class A shares, 8-8-00 for Class B shares, 9-21-92 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired and continuously held by shareholders).

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF MUNICIPAL BOND FUND

-----------------------------------------------------------------
Municipal Bond Fund

                                GOAL: To seek income which is not subject to Federal income tax. (Income may be subject to state and local taxes, and a significant portion may be subject to the Federal alternative minimum tax.)

Strategy
Invests primarily in tax-exempt municipal bonds, mainly of investment grade. The Fund diversifies its holdings among two main types of municipal bonds: general obligation bonds and revenue bonds.

Founded
1992

Scheduled Dividend Frequency
Monthly

Performance Summary - Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2001
----------------------------------------

Dividends paid                    $0.40
                                  =====

Net asset value on
    3-31-01                      $10.52
    3-31-00                       10.11
                                 ------
Change per share                 $ 0.41
                                 ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF MUNICIPAL BOND FUND


Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-01          ---       ---            ---            ---
 5-year period
  ended 3-31-01          ---       ---            ---            ---
10-year period
  ended 3-31-01          ---       ---            ---            ---
Cumulative return
  since inception
  of Class (F)         -0.12%     4.32%         -0.34%          4.66%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 4.25% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)9-15-00 for Class A shares and 8-8-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 3-31-01         8.22%     9.04%
 5-year period
  ended 3-31-01         4.40%      ---
10-year period
  ended 3-31-01          ---       ---
Since inception
  of Class (D)          5.15%     1.74%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)9-21-92 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired and continuously held by shareholders).

Portfolio Highlights


On March 31, 2001, Municipal Bond Fund had net assets totaling $27,018,466 invested in a diversified portfolio.



As a shareholder of Municipal Bond Fund, for every $100 you had invested on March 31, 2001, your Fund owned:

  $20.31Hospital Revenue Bonds
   11.16Education Revenue Bonds
    9.19Other Municipal Bonds
    8.99Housing Revenue Bonds
    8.44Special Tax Bonds
    7.19Cash and Cash Equivalents and Options
    6.74Industrial Revenue Bonds
    6.49Lifecare/Nursing Centers Revenue Bonds
    6.29Airport Revenue Bonds
    3.97Sales Revenue Bonds
    3.95Leasing/Certificates of Participation Bonds
    3.75Water and Sewer Revenue Bonds
    3.53Resource Recovery Revenue Bonds

THE INVESTMENTS OF MUNICIPAL BOND FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS
Arizona - 1.03%
 City of Bullhead City, Arizona, Bullhead
   Parkway Improvement District, Improvement Bonds,
   6.1%, 1-1-13 (A) ......................    $  270  $   278,775
                                                      -----------

Arkansas - 1.57%
 Baxter County, Arkansas, Industrial Development
   Revenue Refunding Bonds (Aeroquip Corporation
   Project), Series 1993,
   5.8%, 10-1-13 (A) .....................       400      425,000
                                                      -----------

Colorado - 10.13%
 City of Aspen, Colorado, Sales Tax Revenue Bonds,
   Series 1999,
   5.25%, 11-1-15 (A) ....................     1,050    1,073,625
 Boulder County, Colorado, Hospital Development
   Revenue Bonds (Longmont United Hospital
   Project), Series 1997,
   5.6%, 12-1-27 .........................     1,000      843,750
 Colorado Health Facilities Authority, Hospital
   Revenue Bonds (Steamboat Springs Health Care
   Association Project), Series 1997,
   5.75%, 9-15-22 ........................     1,000      820,000
                                                      -----------
                                                        2,737,375
                                                      -----------

District of Columbia - 0.93%
 District of Columbia, Redevelopment Land
   Agency (Washington, D.C.), Sports Arena
   Special Tax Revenue Bonds (Series 1996),
   5.625%, 11-1-10 (A) ...................       250      251,712
                                                      -----------


               See Notes to Schedule of Investments on page 143.

THE INVESTMENTS OF MUNICIPAL BOND FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
Illinois - 8.08%
 Village of Bedford Park, Cook County, Illinois,
   Water Revenue Bonds, Series 2000A,
   6.0%, 12-15-12 ........................    $  955  $ 1,013,494
 Bloomington-Normal Airport Authority of McLean County,
   Illinois, Central Illinois Regional Airport, Passenger Facility Charge Revenue Bonds, Series 2001,
   6.05%, 12-1-19 ........................       645      634,519
 School District Number 116, Champaign County,
   Illinois (Urbana), General Obligation School
   Building Bonds, Series 1999C,
   0.0%, 1-1-11 ..........................       850      534,437
                                                      -----------
                                                        2,182,450
                                                      -----------
Indiana - 5.36%
 Dyer (Indiana) Redevelopment Authority,
   Economic Development Lease Rental Bonds,
   Series 1999,
   6.5%, 1-15-24 .........................     1,000    1,043,750
 East Chicago Elementary School Building
   Corporation (Lake County, Indiana),
   First Mortgage Bonds, Series 1993A,
   5.5%, 1-15-16 (A) .....................       400      405,500
                                                      -----------
                                                        1,449,250
                                                      -----------

Iowa - 1.29%
 Scott County, Iowa, Refunding Certificates
   of Participation (County Golf Course
   Project, Series 1993),
   6.2%, 5-1-13 ..........................       340      347,650
                                                      -----------

Kansas -1.99%
 Sedgwick County, Kansas and Shawnee County,
   Kansas, Single Family Mortgage Revenue
   Bonds (Mortgage-Backed Securities Program),
   2001 Series A-1 (AMT),
   5.25%, 12-1-32 (A) ....................       500      538,750
                                                      -----------
               See Notes to Schedule of Investments on page 148.

THE INVESTMENTS OF MUNICIPAL BOND FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
Maryland - 4.08%
 Montgomery County Revenue Authority
   (Maryland), Golf Course System Revenue
   Bonds, Series 1996A,
   6.125%, 10-1-22 .......................    $  650  $   651,625
 Maryland Health and Higher Educational
   Facilities Authority, Project and
   Refunding Revenue Bonds, Doctors Community
   Hospital Issue, Series 1993,
   5.75%, 7-1-13 .........................       500      450,625
                                                      -----------
                                                        1,102,250
                                                      -----------

Massachusetts - 7.43%
 Massachusetts Health and Educational Facilities
   Authority, Revenue Bonds, Caritas Christi
   Obligated Group Issue, Series A,
   5.625%, 7-1-20 ........................     1,250    1,051,562
 Massachusetts Industrial Finance Agency,
   Resource Recovery Revenue Refunding Bonds
   (Ogden Haverhill Project), Series 1998A,
   5.5%, 12-1-13 .........................     1,000      955,000
                                                      -----------
                                                        2,006,562
                                                      -----------

Michigan - 3.04%
 City of Flint Hospital Building Authority,
   Revenue Rental Bonds, Series 1998B (Hurley
   Medical Center),
   5.375%, 7-1-18 ........................     1,000      822,500
                                                      -----------

Minnesota - 5.20%
City of Victoria, Minnesota, Private School Facility
   Revenue Bonds (Holy Family Catholic High School
   Project), Series 1999A,
   5.6%, 9-1-19 ..........................     1,500    1,406,250
                                                      -----------


               See Notes to Schedule of Investments on page 148.

THE INVESTMENTS OF MUNICIPAL BOND FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
Missouri - 9.63%
 The Industrial Development Authority of the
   County of Taney, Missouri, Hospital Revenue
   Bonds (The Skaggs Community Hospital
   Association), Series 1998,
   5.3%, 5-15-18 .........................    $  860  $   751,425
 Tax Increment Financing Commission of Kansas City,
   Missouri, Tax Increment Revenue Bond Anticipation
   Bonds (Briarcliff West Project), Series 2001A,
   6.75%, 4-1-02 .........................       705      704,944
 Health and Educational Facilities Authority
   of the State of Missouri, Educational Facilities
   Revenue Bonds (Southwest Baptist University
   Project), Series 1998,
   5.375%, 10-1-23 .......................       700      661,500
 City of Fenton, Missouri, Public Facilities
   Authority, Leasehold Revenue Bonds,
   Series 1997 (City of Fenton, Missouri, Lessee),
   5.25%, 1-1-18 (A) .....................       500      483,750
                                                      -----------
                                                        2,601,619
                                                      -----------

Nebraska - 2.01%
 Nebraska Higher Education Loan Program, Inc.,
   Senior Subordinate Bonds, 1993-2
   Series A-5A,
   6.2%, 6-1-13 ..........................       500      541,875
                                                      -----------

New Mexico - 1.07%
 New Mexico Hospital Equipment Loan Council,
   Hospital Revenue Bonds (Memorial Medical
   Center, Inc. Project), Series 1998,
   5.375%, 6-1-18 ........................       355      288,881
                                                      -----------


               See Notes to Schedule of Investments on page 148.

THE INVESTMENTS OF MUNICIPAL BOND FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
Oklahoma - 4.13%
 Oklahoma Housing Finance Agency, Single
   Family Mortgage Revenue Bonds
   (Homeownership Loan Program),
   1996 Series A,
   7.05%, 9-1-26 .........................    $  825  $   878,625
 Tulsa Public Facilities Authority (Oklahoma),
   Assembly Center Lease Payment Revenue
   Bonds, Refunding Series 1985,
   6.6%, 7-1-14 (A) ......................       200      236,000
                                                      -----------
                                                        1,114,625
                                                      -----------

Pennsylvania - 8.34%
 Montgomery County Industrial Development
   Authority, Retirement Community Revenue Bonds
   (Adult Communities Total Services, Inc.
   Obligated Group), Series 1996B,
   5.625%, 11-15-12 (A) ..................     1,750    1,752,188
 Allegheny County Industrial Development Authority
   (Pennsylvania), Environmental Improvement Revenue
   Bonds (USX Corporation Project), Refunding Series
   A 1994,
   6.7%, 12-1-20 .........................       500      501,250
                                                      -----------
                                                        2,253,438
                                                      -----------

South Carolina - 1.84%
 Tobacco Settlement Revenue Management Authority,
   Tobacco Settlement Asset-Backed Bonds,
   Series 2001B (Tax-Exempt),
   6.375%, 5-15-28 .......................       500      496,875
                                                      -----------


               See Notes to Schedule of Investments on page 148.

THE INVESTMENTS OF MUNICIPAL BOND FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
Texas - 9.39%
 Texas Department of Housing and Community
   Affairs, Single Family Mortgage Revenue
   Bonds, 1997 Series D (AMT) TEAMS Structure,
   5.7%, 9-1-29 ..........................    $1,000  $ 1,012,500
 AllianceAirport Authority, Inc., Special
   Facilities Revenue Bonds, Series 1991
   (American Airlines, Inc. Project),
   7.0%, 12-1-11 .........................       500      550,625
 Dallas-Fort Worth International Airport, Facility
   Improvement Corporation, American Airlines,
   Inc., Revenue Refunding Bonds, Series 2000B,
   6.05%, 5-1-29 .........................       500      514,375
 Lufkin Health Facilities Development Corporation,
   Health System Revenue and Refunding Bonds (Memorial
   Health System of East Texas), Series 1995,
   6.875%, 2-15-26 .......................       500      458,125
                                                      -----------
                                                        2,535,625
                                                      -----------

Utah - 3.31%
 Tooele County, Utah, Hazardous Waste Treatment
   Revenue Bonds (Union Pacific Corporation/
   USPCI, Inc. Project), Series A,
   5.7%, 11-1-26 .........................     1,000      893,750
                                                      -----------

Wyoming - 2.96%
 Wyoming Student Loan Corporation, Student Loan
   Revenue Refunding Bonds, Series 1999A (Non-AMT),
   6.2%, 6-1-24 ..........................       750      800,625
                                                      -----------

TOTAL MUNICIPAL BONDS - 92.81%                        $25,075,837
 (Cost: $25,745,422)


               See Notes to Schedule of Investments on page 148.

THE INVESTMENTS OF MUNICIPAL BOND FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Commercial Paper
 Food and Kindred Products - 3.04%
 General Mills, Inc.,
   5.205%, Master Note ...................      $821  $   821,000
                                                      -----------

 Nondepository Institutions - 3.05%
 PACCAR Financial Corp.,
   4.925%, Master Note .................         823      823,000
                                                      -----------

Total Commercial Paper - 6.09%                          1,644,000

Municipal Obligations
 Texas - 3.70%
 Bexar County Housing Finance Corporation, Multifamily
   Housing Revenue Bonds (Mitchell Village Apartments
   Project), Series 2000A-1 (Fannie Mae),
   3.5%, 4-5-01 ..........................    $1,000  $ 1,000,000
                                                      -----------

 Washington - 1.48%
 Washington Health Care Facilities Authority,
   Variable Rate Demand Revenue Bonds (Fred
   Hutchinson Cancer Research Center, Seattle),
   Series 1991B (Morgan Guaranty Trust Company
   of New York),
   3.75%, 4-2-01 .........................       400      400,000
                                                      -----------

Total Municipal Obligations - 5.18%                     1,400,000

TOTAL SHORT-TERM SECURITIES - 11.27%                  $ 3,044,000
 (Cost: $3,044,000)

TOTAL INVESTMENT SECURITIES - 104.08%                 $28,119,837
 (Cost: $28,789,422)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (4.08%)    (1,101,371)

NET ASSETS - 100.00%                                  $27,018,466

               See Notes to Schedule of Investments on page 148.

MUNICIPAL BOND FUND

March 31, 2001


Notes to Schedule of Investments

(A) These securities serves as collateral for the following open futures contracts at March 31, 2001:

                  Number of    Expiration        Market
Type              Contracts       Date            Value
------           ----------    ---------        ---------
Treasury
Bond                 23         6-29-01       $2,396,313

Municipal
Bond Index            6         6-20-01          623,437
                                              ----------
                                              $3,019,750
                                              ==========

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

MUNICIPAL BOND FUND
March 31, 2001
(In Thousands, Except for Per Share and Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3) ...........   $28,120
 Cash   ....................................................         1
 Receivables:
   Dividends and interest...................................       379
   Fund shares sold ........................................        13
                                                               -------
    Total assets  ..........................................    28,513
                                                               -------
LIABILITIES
 Payable for investment securities purchased  ..............     1,173
 Payable to Fund shareholders  .............................       288
 Dividends payable  ........................................        14
 Variation margin payable  .................................         9
 Accrued transfer agency and dividend disbursing (Note 2) ..         5
 Accrued accounting services fee (Note 2) ..................         2
 Accrued distribution fee (Note 2) .........................         1
 Accrued management fee (Note 2) ...........................         1
 Other  ....................................................         2
                                                               -------
    Total liabilities  .....................................     1,495
                                                               -------
      Total net assets .....................................   $27,018
                                                               =======
NET ASSETS
 $0.01 par value capital stock
   Capital stock ...........................................   $    26
   Additional paid-in capital...............................    28,329
 Accumulated undistributed loss:
   Accumulated undistributed net realized loss
    on investments  ........................................      (679)
   Net unrealized depreciation of investments ..............      (658)
                                                               -------
    Net assets applicable to outstanding units
      of capital ...........................................   $27,018
                                                               =======
Net asset value per share (net assets divided by shares
 outstanding):
 Class A  ..................................................    $10.52
 Class B  ..................................................    $10.52
 Class C  ..................................................    $10.52
 Class Y  ..................................................    $10.52
Capital shares outstanding:
 Class A  ..................................................   113,452
 Class B  ..................................................     3,556
 Class C  .................................................. 2,452,666
 Class Y  ..................................................       197
Capital shares authorized .................................200,000,000

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MUNICIPAL BOND FUND
For the Fiscal Year Ended March 31, 2001
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ...............................    $1,607
                                                                ------
 Expenses (Note 2):
   Distribution fee:
    Class A ................................................       ---*
    Class B ................................................       ---*
    Class C ................................................       196
    Class Y ................................................       ---*
   Investment management fee ...............................       139
   Service fee:
    Class A ................................................         1
    Class B ................................................       ---*
    Class C ................................................        65
   Transfer agency and dividend disbursing:
    Class A ................................................       ---*
    Class B ................................................       ---*
    Class C ................................................        63
   Registration fees .......................................        39
   Accounting services fee .................................        22
   Audit fees ..............................................        11
   Custodian fees ..........................................         3
   Legal fees ..............................................         2
   Shareholder servicing fee - Class Y .....................       ---*
   Other ...................................................        19
                                                                ------
    Total expenses  ........................................       560
                                                                ------
      Net investment income ................................     1,047
                                                                ------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..........................      (415)
 Realized net loss on futures contracts closed .............      (168)
 Realized net loss on put options ..........................       (17)
                                                                ------
   Realized net loss on investments ........................      (600)
                                                                ------
 Unrealized appreciation in value of securities
   during the period .......................................     1,623
 Unrealized appreciation on futures contracts open
   during the period .......................................        11
                                                                ------
   Unrealized appreciation .................................     1,634
                                                                ------
    Net gain on investments ................................     1,034
                                                                ------
      Net increase in net assets resulting from operations .    $2,081
                                                                ======
*Not shown due to rounding.
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

MUNICIPAL BOND FUND
(In Thousands)
                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2001         2000
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income  ................   $ 1,047      $ 1,487
   Realized net gain (loss) on investments      (600)          48
   Unrealized appreciation (depreciation)      1,634       (4,314)
                                             -------      -------
    Net increase (decrease) in net assets
      resulting from operations ..........      2,081      (2,779)
                                             -------      -------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A ..............................       (16)         ---
    Class B ..............................        (1)         ---
    Class C  .............................    (1,030)      (1,487)
    Class Y  .............................       ---**        ---**
   Realized net gain on investment transactions:
    Class C  .............................       ---          (58)
    Class Y  .............................       ---          ---**
                                             -------      -------
                                              (1,047)      (1,545)
                                             -------      -------
 Capital share transactions (Note 5)  ....    (2,379)     (10,221)
                                             -------      -------
   Total decrease ........................    (1,345)     (14,545)
NET ASSETS
 Beginning of period  ....................    28,363       42,908
                                             -------      -------
 End of period  ..........................   $27,018      $28,363
                                             =======      =======
 Undistributed net investment income  ....      $---         $---
                                                ====         ====
 *See "Financial Highlights" on pages 152 - 155.
**Not shown due to rounding.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                    For the
                    period
                     from
                  9-15-00*
                        to
                    3-31-01
                   --------
Net asset value,
 beginning of period $10.33
                     ------
Income from investment
 operations:
 Net investment
   income ..........   0.26
 Net realized and
   unrealized gain
   on investments ..   0.19
                     ------
Total from investment
 operations  .......   0.45
                     ------
Less distributions:
 Declared from net
   investment
   income ..........  (0.26)
 From capital gains   (0.00)
                     ------
Total distributions   (0.26)
                     ------
Net asset value,
 end of period  .... $10.52
                     ======
Total return** .....   4.32%
Net assets, end of
 period (in
 millions)  ........     $1
Ratio of expenses
 to average net
 assets  ...........   1.21%***
Ratio of net investment
 income to average
 net assets  .......   4.69%***
Portfolio turnover
 rate  .............  34.78%****

   *Commencement of operations.
  **Total return calculated without taking into account the sales load deducted on an initial purchase.
 ***Annualized.
****For the fiscal year ended March 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                    For the
                    period
                     from
                   8-8-00*
                        to
                    3-31-01
                   --------
Net asset value,
 beginning of period $10.26
                     ------
Income from investment
 operations:
 Net investment
   income ..........   0.22
 Net realized and
   unrealized gain
   on investments ..   0.26
                     ------
Total from investment
 operations  .......   0.48
                     ------
Less distributions:
 Declared from net
   investment
   income ..........  (0.22)
 From capital gains   (0.00)
                     ------
Total distributions   (0.22)
                     ------
Net asset value,
 end of period  .... $10.52
                     ======
Total return .......   4.66%
Net assets, end of
 period (000
 omitted)  .........    $37
Ratio of expenses
 to average net
 assets  ...........   2.82%**
Ratio of net investment
 income to average
 net assets  .......   3.11%**
Portfolio turnover
 rate  .............  34.78%***
  *Commencement of operations.
 **Annualized.
***Portfolio turnover is for the fiscal year ended March 31, 2001.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:

                              For the fiscal year ended March 31,
                             ------------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $10.11 $11.24  $11.45 $10.74  $10.63
                             ------ ------  ------ ------  ------
Income (loss) from
 investment operations:
 Net investment
   income ..........           0.40   0.42    0.42   0.44    0.45
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.41  (1.11)   0.10   0.71    0.11
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           0.81  (0.69)   0.52   1.15    0.56
                             ------ ------  ------ ------  ------
Less distributions:
 Declared from net
   investment income          (0.40) (0.42)  (0.42) (0.44)  (0.45)
 From capital gains           (0.00) (0.02)  (0.31) (0.00)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (0.40) (0.44)  (0.73) (0.44)  (0.45)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $10.52 $10.11  $11.24 $11.45  $10.74
                             ====== ======  ====== ======  ======
Total return .......           8.22% -6.21%   4.64% 10.89%   5.32%
Net assets, end of
 period (in
 millions)  ........            $26    $28     $43    $40     $37
Ratio of expenses
 to average net
 assets  ...........           2.13%  1.98%   1.88%  1.89%   1.92%
Ratio of net investment
 income to average
 net assets  .......           3.94%  3.94%   3.68%  3.94%   4.18%
Portfolio turnover
 rate  .............          34.78% 16.95%  41.53% 27.86%  34.72%

 (A) See Note 5.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                        For
                         For the        the    ForFor the
                  fiscal year ended  period    the fiscal  For the
                        March 31,      from period   yearperiod from
                   ---------------- 12-30-98***endedended12-29-95*
                       2001    2000to 3-31-996-23-97**3-31-97to 3-31-96
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ........... $10.11  $11.24 $11.58  $10.74 $10.63  $10.94
                     ------  ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   income...........   0.47    0.48   0.13    0.10   0.52    0.12
 Net realized and
   unrealized gain
   (loss) on
   investments .....   0.41   (1.11) (0.03)   0.29   0.11   (0.31)
                     ------  ------ ------  ------ ------  ------
Total from investment
 operations  .......   0.88   (0.63)  0.10    0.39   0.63   (0.19)
                     ------  ------ ------  ------ ------  ------
Less distributions:
 Declared from net
   investment income  (0.47) (0.48)  (0.13) (0.10)  (0.52)  (0.12)
 From capital gains   (0.00) (0.02)  (0.31) (0.00)  (0.00)  (0.00)
                     ------  ------ ------  ------ ------  ------
Total distributions   (0.47) (0.50)  (0.44) (0.10)  (0.52)  (0.12)
                     ------  ------ ------  ------ ------  ------
Net asset value,
 end of period  .... $10.52  $10.11 $11.24  $11.03 $10.74  $10.63
                     ======  ====== ======  ====== ======  ======
Total return .......   9.04%  -5.69%  0.80%   3.22%  5.96%  -1.80%
Net assets, end of
 period (000
 omitted)                $2      $2     $2      $0     $1      $1
Ratio of expenses
 to average net
 assets  ...........   1.47%   1.40%  1.00%****      4.95%****   1.28%
 1.18%****
Ratio of net investment
 income to average
 net assets  .......   4.61%   4.52%  4.40%****      4.12%****   4.83%
 4.33%****
Portfolio turnover
 rate  .............  34.78%  16.95% 41.53%****     27.86%****34.72%  42.02%****

   *Initial commencement of operations.
  **All outstanding shares were redeemed on June 23, 1997 at the ending net asset value shown in the table.
 ***Recommencement of operations.
****Annualized.

                       See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2001

An interview with Zachary H. Shafran, portfolio manager of W&R Funds, Inc. -- Science and Technology Fund


This report relates to the operation of W&R Funds, Inc. - Science and Technology Fund for the fiscal year ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
Overall, the Fund performed relatively well, as it outperformed its two current benchmark indexes. Even so, given the very difficult environment for technology stocks in 2000, it had a negative return for the year. The Class C shares of the Fund declined 47.49 percent during the last fiscal year, compared with the Lipper Science & Technology Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 62.64 percent for the year, and the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which declined 61.12 percent for the year.

What helped the Fund outperform its benchmark indexes during the fiscal year? Early in the fiscal year, the technology stock bubble began to burst. As a result, we began to focus on more defensive sectors such as pharmaceuticals, health care services, medical technology and defense electronics. Cash reserves also were increased. We believe that these steps were particularly helpful to our performance relative to the benchmark indexes, as the indexes seemed to hold some of the most overvalued stocks during the year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Anticipated strong demand for technology-based products, namely cellular phones, MP3 music players, personal computers, PDAs (Personal Digital Assistants) and networking equipment, helped fuel a capital spending boom in recent years with a magnitude that had not been seen for some time. Concern that the economy was growing too fast led to rising interest rates. What many saw as insatiable demand began to show signs of slowing, and slowed rather abruptly late in the year. This slowing demand, combined with excess supply (inventory), has helped create what we believe is currently an uncertain corporate profits outlook.

What strategies and techniques did you employ that specifically affected the Fund's performance?
In less than 12 months, concerns about the technology sector ranged from rising interest rates and overvaluation, to a slowing economy with rising production and inventory levels, which resulted in risk to revenue and decreasing profit forecasts. In an effort to address these concerns, we reduced exposure to highly valued stocks. Investment dollars were reallocated into more defensive areas of technology with an emphasis on companies that have recurring revenue and strong cash flow. Investments in various areas of health care, such as pharmaceuticals, biotechnology, hospital management and medical devices, were increased. As a defensive measure and to maintain flexibility in a volatile market environment, we also increased the average cash position in the Fund.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Consistent with our stated objectives, we broadly continued the emphasis on science and technology companies. We used our flexibility to bias ourselves toward the science part of our objective, as well as emphasizing energy and defense electronics as defensive measures. Recent market declines have brought the valuations of a number of attractive investments back to what we feel are reasonable levels. We believe that the science and technology sectors of the market share an opportunity to enhance the quality of life in the world in which we live. Consequently, our long-term outlook for these sectors remains positive.


Respectfully,

Zachary H. Shafran
Manager
W&R Science and Technology Fund

Comparison of Change in Value of $10,000 Investment


                            Goldman    Lipper
                              Sachs Science &
                      W&RTechnology Technology
               Science and Industry     Funds
               Technology Fund,Composite Universe
               Class C Shares Index   Average
               -------------------------------
     07/31/97      10,000    10,000    10,000
     03/31/98      12,010    10,550    10,867
     03/31/99      17,450    16,689    16,923
     03/31/00      45,325    32,935    40,202
     03/31/01      23,802    12,805    15,018

===== W&R Science and Technology Fund, Class C Shares (1) - $23,802
 ..... Goldman Sachs Technology Industry Composite Index - $12,805
***** Lipper Science & Technology Funds Universe Average - $15,018

 (1) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                            Average Annual Total Return*
                    Class A     Class B      Class C**   Class Y
                    ---------------------------------------------
Year Ended
  3-31-01                ---       ---         -47.49%   -47.00%
Since inception of
  Class through
  3-31-01***             ---       ---          26.67%    27.59%
Cumulative return
  since inception
  of Class***         -35.86%   -34.92%           ---       ---

  *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 **Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
***7-3-00 for Class A and Class B shares, 7-31-97 for Class C shares and 6-9-98 for Class Y shares (the date on which shares were first acquired by shareholders).

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND

------------------------------------------------------------------------
Science and Technology Fund

                                GOAL:   To seek long-term capital growth.

Strategy
Invests primarily in the equity securities of U.S. and foreign science and technology companies. Science and technology companies have products, processes or services that are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries.

Founded
1997

Scheduled Dividend Frequency
Annually (December)


Performance Summary -- Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2001
-------------------------------------------
Capital gains distribution       $7.65

Net asset value on
    3-31-01 $17.83 adjusted to: $25.48(A)
    3-31-00                      45.03
                               -------
Change per Share               $(19.55)
                               =======

(A) This number includes the capital gains distribution of $7.65 paid in December 2000 added to the actual net asset value on March 31, 2001.

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHOLOGY FUND


Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-01          ---       ---            ---            ---
 5-year period
  ended 3-31-01          ---       ---            ---            ---
10-year period
  ended 3-31-01          ---       ---            ---            ---
Cumulative return
  since inception
  of Class (F)        -35.86%   -31.95%        -34.92%        -32.37%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)7-3-00 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 3-31-01       -47.49%   -47.00%
 5-year period
  ended 3-31-01          ---       ---
10-year period
  ended 3-31-01          ---       ---
Since inception
  of Class (D)         26.67%    27.59%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)7-31-97 for Class C shares and 6-9-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Portfolio Highlights


On March 31, 2001, Science and Technology Fund had net assets totaling $144,244,733 invested in a diversified portfolio of:

   73.94% Common Stocks
   26.06% Cash and Cash Equivalents


As a shareholder of Science and Technology Fund, for every $100 you had invested on March 31, 2001, your Fund owned:

 $37.83  Manufacturing Stocks
  26.06  Cash and Cash Equivalents
  13.66  Services Stocks
  11.37 Transportation, Communication, Electric, Gas and Sanitary Services Stocks
   4.48  Mining Stocks
   4.00  Miscellaneous Investing Institutions Stocks
   2.60  Finance, Insurance and Real Estate Stocks

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS
Business Services - 3.99%
 AOL Time Warner Inc.*  ..................    36,400 $  1,461,460
 Cerner Corporation*  ....................    37,900    1,303,997
 eBay Inc.*  .............................    39,400    1,424,556
 Getty Images, Inc.*  ....................    72,000    1,163,250
 Redback Networks*  ......................    31,000      405,635
                                                     ------------
                                                        5,758,898
                                                     ------------

Chemicals and Allied Products - 22.13%
 American Home Products Corporation  .....    42,200    2,479,250
 Biogen, Inc.*  ..........................    25,100    1,589,928
 Bristol-Myers Squibb Company  ...........    84,000    4,989,600
 Forest Laboratories, Inc.*  .............    98,600    5,841,064
 Genzyme Corporation - General Division*      22,200    2,004,993
 Immunex Corporation*  ...................    12,000      171,375
 Johnson & Johnson  ......................    24,800    2,169,256
 King Pharmaceuticals, Inc.*  ............   104,300    4,250,225
 Merck & Co., Inc.  ......................    16,500    1,252,350
 Pfizer Inc.  ............................    75,000    3,071,250
 Pharmacyclics, Inc.*  ...................    50,500    1,134,672
 QLT Inc.*  ..............................    52,500    1,068,047
 Schering-Plough Corporation  ............    52,000    1,899,560
                                                     ------------
                                                       31,921,570
                                                     ------------

Communication - 4.87%
 Cox Communications, Inc., Class A*  .....    82,700    3,679,323
 USA Networks, Inc.*  ....................   140,000    3,346,875
                                                     ------------
                                                        7,026,198
                                                     ------------

Depository Institutions - 2.60%
 Concord EFS, Inc. (A)*  .................    93,000    3,754,875
                                                     ------------

Educational Services - 0.87%
 Edison Schools Inc.*  ...................    61,800    1,253,381
                                                     ------------


               See Notes to Schedule of Investments on page 165.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 8.61%
 Agere Systems Inc.*  ....................   250,000 $  1,545,000
 Inet Technologies, Inc.*  ...............    38,500      225,587
 Integrated Device Technology, Inc.*  ....    27,500      814,275
 LSI Logic Corporation*  .................    25,300      397,969
 Maxim Integrated Products, Inc.*  .......    53,400    2,221,173
 McData Corporation, Class A*  ...........    72,665    1,367,010
 McData Corporation, Class B*  ...........    53,600    1,214,375
 Nokia Corporation, Series A, ADR  .......    73,000    1,752,000
 Nortel Networks Corporation  ............    81,320    1,142,546
 Sanmina Corporation*  ...................    88,800    1,734,375
                                                     ------------
                                                       12,414,310
                                                     ------------
Engineering and Management Services - 4.99%
 Celgene Corporation*  ...................    24,100      603,253
 Gene Logic Inc.*  .......................    40,000      670,000
 ICOS Corporation*  ......................    42,900    2,033,728
 Incyte Pharmaceuticals, Inc.*  ..........    45,000      690,300
 KPMG Consulting, Inc.*  .................    82,500    1,067,344
 Paychex, Inc.  ..........................    57,600    2,133,000
                                                      -----------
                                                        7,197,625
                                                      -----------

Health Services - 1.27%
 Tenet Healthcare Corporation*  ..........    41,800    1,839,200
                                                      -----------

Holding and Other Investment Offices - 4.00%
 Nasdaq-100 Index Tracking Stock*  .......    99,800    3,907,170
 Technology Select Sector SPDR Fund (The)     74,900    1,857,520
                                                      -----------
                                                        5,764,690
                                                      -----------


               See Notes to Schedule of Investments on page 165.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Industrial Machinery and Equipment - 3.29%
 Cisco Systems, Inc.*  ...................    33,300 $    525,515
 Cooper Cameron Corporation*  ............    13,600      734,400
 EMC Corporation*  .......................    56,120    1,649,928
 Riverstone Networks, Inc.*  .............    38,500      357,328
 Sun Microsystems, Inc.*  ................    96,600    1,484,259
                                                      -----------
                                                        4,751,430
                                                      -----------

Instruments and Related Products - 2.26%
 Applera Corporation-Celera Genomics
   Group* ................................    12,000      370,200
 Beckman Coulter, Inc.  ..................    17,200      672,348
 Guidant Corporation*  ...................    49,200    2,213,508
                                                     ------------
                                                        3,256,056
                                                     ------------

Oil and Gas Extraction - 4.48%
 Apache Corporation  .....................    65,500    3,773,455
 Burlington Resources Incorporated  ......    22,209      993,853
 Noble Affiliates, Inc.  .................    23,200      968,136
 Schlumberger Limited  ...................    12,600      725,886
                                                     ------------
                                                        6,461,330
                                                     ------------

Prepackaged Software - 2.54%
 Descartes Systems Group Inc. (The)*  ....    33,500      455,391
 NetIQ Corporation*  .....................    39,500      748,031
 Openwave Systems Inc.*  .................    32,500      643,825
 Veritas Software Corp.*  ................    39,100    1,807,789
                                                     ------------
                                                        3,655,036
                                                     ------------

Stone, Clay and Glass Products - 0.51%
 Corning Incorporated  ...................    35,800      740,702
                                                     ------------


               See Notes to Schedule of Investments on page 165.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Telephone and Radiotelephone Communications - 6.50%
 Illuminet Holdings, Inc.*  ..............    31,000 $    636,469
 Nextel Communications, Inc.*  ...........   110,300    1,592,456
 Research In Motion Limited*  ............    66,200    1,454,745
 Sprint Corporation - PCS Group*  ........   224,700    4,269,300
 Vodafone Group Plc, ADR  ................    52,500    1,425,375
                                                     ------------
                                                        9,378,345
                                                     ------------

Transportation Equipment - 1.03%
 Boeing Company (The)  ...................    26,700    1,487,457
                                                     ------------

TOTAL COMMON STOCKS - 73.94%                         $106,661,103
 (Cost: $138,408,745)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 1.45%
 du Pont (E.I.) de Nemours and Company,
   4.9%, 4-25-01 .........................   $ 2,100    2,093,140
                                                      -----------

 Electric, Gas and Sanitary Services - 3.46%
 Kansas City Power & Light Co.,
   5.63%, 4-20-01 ........................   $ 5,000 $  4,985,143
                                                     ------------

 Food and Kindred Products - 1.43%
 General Mills, Inc.,
   5.205%, Master Note ...................     2,059    2,059,000
                                                      -----------


               See Notes to Schedule of Investments on page 165.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Instruments and Related Products - 5.18%
 Emerson Electric Co.,
   4.9%, 4-27-01 .........................    $4,500 $  4,484,075
 Honeywell International Inc.,
   5.0%, 4-20-01 .........................     3,000    2,992,083
                                                     ------------
                                                        7,476,158
                                                     ------------

 Nondepository Institutions - 4.55%
 PACCAR Financial Corp.,
   4.925%, Master Note ...................     6,557    6,557,000
                                                     ------------

 Paper and Allied Products - 3.59%
 Sonoco Products Co.,
   4.92%, 4-23-01 ........................     5,200    5,184,365
                                                     ------------

 Petroleum and Coal Products - 2.77%
 ExxonMobil Australia Pty. Ltd.,
   5.14%, 4-4-01 .........................     4,000    3,998,287
                                                     ------------

Wholesale Trade -- Nondurable Goods - 2.76%
 Unilever Capital Corporation,
   5.09%, 4-20-01 ........................     4,000    3,989,255
                                                     ------------

Total Commercial Paper 25.19%                          36,342,348


               See Notes to Schedule of Investments on page 165.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligation - 3.14%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   5.43%, 4-2-01 .........................   $ 4,522 $  4,522,000
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 28.33%                 $ 40,864,348
 (Cost: $40,864,348)

TOTAL INVESTMENT SECURITIES - 102.27%                $147,525,451
 (Cost: $179,273,093)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (2.27%)    (3,280,718)

NET ASSETS - 100.00%                                 $144,244,733


Notes to Schedule of Investments

*No income dividends were paid during the preceding 12 months.

(A) Security serves as cover for the following written call options outstanding at March 31, 2001. (See Note 6 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/Premium    Market
     Security            to Call  Exercise Price  Received     Value
---------------------------       ----------------------------------- ------
Concord EFS, Inc.         266       June/45       $108,923  $ 69,825
Concord EFS, Inc.         664       June/50        150,827    91,300
                                                  --------  --------
                                                  $259,750  $161,125
                                                  ========  ========

 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

 See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

SCIENCE AND TECHNOLOGY FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities--at value (Notes 1 and 3) ...........  $147,525
 Cash  .....................................................       ---*
 Receivables:
   Fund shares sold ........................................       316
   Dividends and interest...................................        60
 Prepaid insurance premium  ................................         1
                                                              --------
    Total assets  ..........................................   147,902
                                                              --------
LIABILITIES
 Payable for investment securities purchased ...............     2,614
 Payable to Fund shareholders  .............................       797
 Outstanding call options at market (Note 6)  ..............       161
 Accrued transfer agency and dividend disbursing (Note 2) ..        59
 Accrued management fee (Note 2) ...........................         7
 Accrued distribution fee (Note 2) .........................         6
 Accrued accounting services fee (Note 2) ..................         4
 Accrued service fee (Note 2) ..............................         2
 Other  ....................................................         7
                                                              --------
    Total liabilities  .....................................     3,657
                                                              --------
      Total net assets .....................................  $144,245
                                                              ========
NET ASSETS
 $0.01 par value capital stock
   Capital stock ...........................................  $     81
   Additional paid-in capital...............................   177,021
 Accumulated undistributed loss:
   Accumulated undistributed net investment loss ...........        (1)
   Accumulated undistributed net realized loss
    on investments  ........................................    (1,207)
   Net unrealized depreciation of investments ..............   (31,748)
   Net unrealized appreciation in value of written
    call options  ..........................................        99
                                                              --------
    Net assets applicable to outstanding units
      of capital ...........................................  $144,245
                                                              ========
Net asset value per share (net assets divided by
 shares outstanding):
 Class A  ..................................................    $17.93
 Class B  ..................................................    $17.80
 Class C  ..................................................    $17.83
 Class Y  ..................................................    $18.21
Capital shares outstanding:
 Class A  ..................................................       323
 Class B  ..................................................       178
 Class C  ..................................................     7,505
 Class Y  ..................................................        80
Capital shares authorized ..................................   400,000
*Not shown due to rounding.
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

SCIENCE AND TECHNOLOGY FUND
For the Fiscal Year Ended March 31, 2001
(In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Interest and amortization ............................... $   3,378
   Dividends ...............................................       345
                                                             ---------
    Total income  ..........................................     3,723
                                                             ---------
 Expenses (Note 2):
   Investment management fee ...............................     1,723
   Distribution fee:
    Class A ................................................         1
    Class B ................................................        14
    Class C ................................................     1,475
    Class Y ................................................         4
   Transfer agency and dividend disbursing:
    Class A ................................................        14
    Class B ................................................        11
    Class C ................................................       634
   Service fee:
    Class A ................................................         6
    Class B ................................................         5
    Class C ................................................       490
   Registration fees .......................................        59
   Accounting services fee .................................        51
   Custodian fees ..........................................        17
   Audit fees ..............................................        11
   Legal fees ..............................................         7
   Shareholder servicing fee - Class Y .....................         3
   Other ...................................................        62
                                                             ---------
    Total expenses  ........................................     4,587
                                                             ---------
      Net investment loss ..................................     (864)
                                                             ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (NOTES 1 AND 3)
 Realized net gain on investments  .........................    42,562
                                                              --------
 Unrealized depreciation in value of securities
   during the period .......................................  (176,976)
 Unrealized appreciation in value of written
   call options during the period ..........................        99
                                                              --------
   Unrealized depreciation..................................  (176,877)
                                                             ---------
    Net loss on investments ................................  (134,315)
                                                             ---------
      Net decrease in net assets resulting
       from operations  .................................... $(135,179)
                                                             =========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

SCIENCE AND TECHNOLOGY FUND
(In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2001         2000
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment loss ...................     $(864)    $ (2,440)
   Realized net gain on investments ......    42,562        9,123
   Unrealized appreciation (depreciation)   (176,877)     133,188
                                            --------     --------
    Net increase (decrease) in net assets
      resulting from operations ..........  (135,179)     139,871
                                            --------     --------
 Distributions to shareholders from
   realized net gain on investment
   transactions (Note 1E):*
   Class A................................    (1,046)         ---
   Class B................................      (736)         ---
   Class C ...............................   (46,068)      (1,295)
   Class Y ...............................      (361)          (9)
                                            --------     --------
                                             (48,211)      (1,304)
                                            --------     --------
 Capital share transactions (Note 5)  ....    42,654      101,990
                                            --------     --------
   Total increase (decrease)..............  (140,736)     240,557
NET ASSETS
 Beginning of period  ....................   284,981       44,424
                                            --------     --------
 End of period  ..........................  $144,245     $284,981
                                            ========     ========
 Undistributed net investment loss  ......       $(1)        $---
                                               =====         ====

*See "Financial Highlights" on pages 169 - 172.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SCIENCE AND TECHNOLOGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                    For the
                    period
                     from
                   7-3-00*
                        to
                    3-31-01
                   --------
Net asset value,
 beginning of period $34.91
                     ------
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.02
 Net realized and
   unrealized loss
   on investments ..  (9.35)
                     ------
Total from investment
 operations  .......  (9.33)
                     ------
Less distributions
 from capital gains   (7.65)
                     ------
Net asset value,
 end of period  .... $17.93
                     ======
Total return** ..... -31.95%
Net assets, end of
 period (in
 millions)  ........     $6
Ratio of expenses
 to average net
 assets  ...........   1.70%***
Ratio of net investment
 income to average
 net assets  .......   0.26%***
Portfolio turnover
 rate  ............. 111.25%****

   *Commencement of operations.
  **Total return calculated without taking into account the sales load deducted on an initial purchase.
 ***Annualized.
****For the fiscal year ended March 31, 2001.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SCIENCE AND TECHNOLOGY FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                    For the
                    period
                     from
                   7-3-00*
                        to
                    3-31-01
                   --------
Net asset value,
 beginning of period $34.91
                     ------
Loss from investment
 operations:
 Net investment
   loss ............  (0.06)
 Net realized and
   unrealized loss
   on investments ..  (9.40)
                     ------
Total from investment
 operations  .......  (9.46)
                     ------
Less distributions
 from capital gains   (7.65)
                     ------
Net asset value,
 end of period  .... $17.80
                     ======
Total return ....... -32.37%
Net assets, end of
 period (in
 millions)  ........     $3
Ratio of expenses
 to average net
 assets  ...........   2.53%**
Ratio of net investment
 loss to average
 net assets  .......  -0.55%**
Portfolio turnover
 rate  ............. 111.25%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended March 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SCIENCE AND TECHNOLOGY FUND
Class C Shares (A)
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                                                   period
                                For the fiscal       from
                            year ended March 31, 7-31-97*
                            ----------------------     to
                               2001   2000    19993-31-98
                             ------ ------  ------ ------
Net asset value,
 beginning of period         $45.03 $17.45  $12.01 $10.00
                             ------ ------  ------ ------
Income (loss) from investment
 operations:
 Net investment
   loss ............          (0.12) (0.95)  (0.09) (0.07)
 Net realized and
   unrealized gain (loss)
   on investments ..         (19.43) 28.77    5.53   2.08
                             ------ ------  ------ ------
Total from investment
 operations  .......         (19.55) 27.82    5.44   2.01
                             ------ ------  ------ ------
Less distributions from
 capital gains  ....          (7.65) (0.24)  (0.00) (0.00)
                             ------ ------  ------ ------
Net asset value,
 end of period  ....         $17.83 $45.03  $17.45 $12.01
                             ====== ======  ====== ======
Total return .......         -47.49%159.75%  45.30% 20.10%
Net assets, end of
 period (in
 millions)  ........           $134   $283     $44     $8
Ratio of expenses
 to average net
 assets  ...........           2.27%  2.20%   2.57%  3.20%**
Ratio of net investment
 loss to average net
 assets  ...........          -0.44% -1.68%  -1.26% -1.66%**
Portfolio
 turnover rate  ....         111.25% 44.19%  51.00% 26.64%

(A) See Note 5.
 *Commencement of operations.
**Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                    For the fiscal        For the
                                      year ended         period from
                                       March 31,          6-9-98*
                                    --------------     to
                                      2001    2000        3-31-99
                                   ------- -------       -----------
Net asset value,
 beginning of period                $45.36  $17.65         $12.20
                                    ------  ------         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...                 (0.01)  (6.09)          0.01
 Net realized and
   unrealized gain (loss)
   on investments ..                (19.49)  34.04           5.44
                                    ------  ------         ------
Total from investment
 operations  .......                (19.50)  27.95           5.45
                                    ------  ------         ------
Less distributions from
 capital gains  ....                 (7.65)  (0.24)         (0.00)
                                    ------  ------         ------
Net asset value,
 end of period  ....                $18.21  $45.36         $17.65
                                    ======  ======         ======
Total return .......                -47.00% 158.67%         44.67%
Net assets, end of
 period (000
 omitted)  .........                $1,466  $2,108            $53
Ratio of expenses
 to average net
 assets  ...........                  1.35%   1.36%          0.62%**
Ratio of net investment
 income (loss) to average net
 assets  ...........                  0.47%  -0.96%          0.54%**
Portfolio
 turnover rate  ....                111.25%  44.19%         51.00%**

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

MANAGERS' DISCUSSION

-----------------------------------------------------------------
  March 31, 2001

An interview with Mark G. Seferovich and Grant P. Sarris, portfolio managers of W&R Funds, Inc. -- Small Cap Growth Fund


This report relates to the operation of W&R Funds, Inc. - Small Cap Growth Fund for the fiscal year ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Small Cap Growth Fund was impacted by the extremely difficult environment for stocks during the fiscal year. While the Fund outperformed one of its benchmark indexes for the year, it slightly underperformed the other over the same period. The Class C shares of the Fund declined 35.17 percent for the fiscal year, compared with the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), which declined 39.74 percent for the year, and the Lipper Small-Cap Growth Funds Universe Average (reflecting the performance of the universe of funds with similar investment objectives), which declined 34.26 percent for the same period. Please note that as of June 30, 2000, the name of the Fund was changed from the Growth Fund to the Small Cap Growth Fund, and the Fund's strategy was changed to reflect a concentration in small cap securities. As a result, the Lipper category assigned to the Fund has changed from last year's report.

What factors affected the Fund's performance during the fiscal year?
We believe that the healthy cash position in the Fund, which was more than 20 percent for much of the fiscal year, helped buffer the effects of the growing bear market toward the end of the year. The Fund also was overweighted in health care and consumer services stocks, while maintaining a smaller exposure to technology stocks. Also, we believe that our lack of exposure to energy stocks - given the rise in oil and natural gas prices - was a limiting factor in our performance for the fiscal year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The major influence on the Fund's total performance, we believe, was the significant decline in high-priced growth stocks - particularly technology and telecommunications - and the resulting shift to value stocks. This scenario was manifested mainly, in our opinion, by the interest rate increases that the Federal Reserve instigated early in the year and the increase in energy prices later in the year. At the end of the fiscal year, the economy had slowed dramatically and earnings reports were, for the most part, not meeting market expectations. We believe that capital spending will have to go through a slow period, following the last decade's boom period, particularly in technology and telecommunications. We feel that the good news is that it appears that speculation has largely been wrung out of the market. In our opinion, we will not likely see the type of returns we saw for the last few years, but we do believe that we have the opportunity to see reasonable returns and gains in the market as a whole.

What strategies and techniques did you employ that specifically affected the Fund's performance?
For most of the year, we attempted to keep the cash position relatively high and concentrate on consistent, seasoned companies, as opposed to speculative, aggressive stocks. We sold some of our biggest winners early in the year and took profits in some of our other technology and biotech issues. Currently, we anticipate emphasizing health care and consumer stocks and we have added to our small position in energy. Technology remains slightly underweighted versus the benchmark, although we have added to our technology positions recently.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We are beginning to feel a bit more optimistic about the coming year. Given the economic conditions, we intend to maintain a more balanced portfolio, and perhaps utilize some of our cash more aggressively. We have been buying more seasoned, consistent-growth companies, and intend to continue to do so. We have recently increased our exposure to technology, energy and industrials. Although we believe that much of the market's decline is behind us, we have not yet identified the companies or sectors that should be the next growth leaders. We believe that it is unlikely that the technology leaders of the last few years will continue to be the growth leaders.



Respectfully,


Mark G. Seferovich
Grant P. Sarris
Managers
W&R Small Cap Growth Fund

Comparison of Change in Value of $10,000 Investment


                             W&R                   Lipper
                       Small Cap                Small-Cap
                          Growth      Russell      Growth
                           Fund,         2000       Funds
                         Class C       Growth    Universe
                          Shares        Index     Average
                         -------  -----------    --------
     09-30-92             10,000       10,000      10,000
     03-31-93             11,771       11,486      11,822
     03-31-94             14,497       12,721      13,159
     03-31-95             17,775       13,621      14,120
     03-31-96             22,497       17,870      19,190
     03-31-97             20,029       16,828      19,511
     03-31-98             33,122       23,761      28,773
     03-31-99             40,279       21,129      26,377
     03-31-00             69,836       33,593      50,165
     03-31-01             45,274       20,242      32,976

===== W&R Small Cap Growth Fund, Class C Shares (1) (2) -- $45,274
 ..... Russell 2000 Growth Index (1) --     $20,242
----- Lipper Small-Cap Growth Funds Universe Average (1) -- $32,976

(1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of September 30, 1992.

(2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                            Average Annual Total Return*
                    Class A     Class B      Class C**   Class Y
                    ---------------------------------------------
Year Ended
  3-31-01                ---       ---         -35.17%   -34.67%
5 Years Ended
  3-31-01                ---       ---          15.01%    15.93%
Since inception of
  Class through
  3-31-01***             ---       ---          19.37%    15.98%
Cumulative return
  since inception
  of Class***         -32.42%   -29.72%           ---       ---

  *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 **Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
***7-3-00 for Class A shares, 7-6-00 for Class B shares, 9-21-92 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF SMALL CAP GROWTH FUND

-----------------------------------------------------------------
Small Cap Growth Fund

                                GOAL:   To seek growth of capital.

Strategy
Invests primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category. The Fund emphasizes relatively new or unseasoned companies in the early stages of development or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth.

Founded
1992

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2001
-------------------------------------------

Capital gains distribution       $5.45
                                 =====

Net asset value on
3-31-01 $9.38 adjusted to:      $14.83(A)
3-31-00                          21.64
                                ------
Change per share                $(6.81)
                                ======
(A) This number includes the capital gains distribution of $5.45 paid in December 2000 added to the actual net asset value on March 31, 2001.

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF SMALL CAP GROWTH FUND


Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-01          ---       ---            ---            ---
 5-year period
  ended 3-31-01          ---       ---            ---            ---
10-year period
  ended 3-31-01          ---       ---            ---            ---
Cumulative return
  since inception
  of Class (F)        -32.42%   -28.30%        -29.72%        -27.29%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)7-3-00 for Class A shares and 7-6-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 3-31-01       -35.17%   -34.67%
 5-year period
  ended 3-31-01        15.01%    15.93%
10-year period
  ended 3-31-01          ---       ---
Since inception
  of Class(D)          19.37%    15.98%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)9-21-92 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Portfolio Highlights


On March 31, 2001, Small Cap Growth Fund had net assets totaling $489,457,331 invested in a diversified portfolio of:

   88.57%  Common Stocks
   10.87%  Cash and Cash Equivalents
    0.56%  Corporate Debt Security

As a shareholder of Small Cap Growth Fund, for every $100 you had invested on March 31, 2001, your Fund owned:

 $39.94  Services Stocks
  25.49  Manufacturing Stocks
  10.87  Cash and Cash Equivalents
  10.06  Transportation, Communication, Electric
           and Sanitary Services Stocks
   6.65  Wholesale and Retail Trade Stocks
   4.38  Mining Stocks
   2.05  Finance, Insurance and Real Estate Stocks
   0.56  Corporate Debt Security

THE INVESTMENTS OF SMALL CAP GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.00%
 Walt Disney Company (The)  ..............         1 $         20
                                                     ------------

Automotive Dealers and Service Stations - 1.87%
 O'Reilly Automotive, Inc.*  .............   460,000    9,156,875
                                                     ------------

Business Services - 21.52%
 Acxiom Corporation*  ....................   806,400   16,783,200
 Affymetrix, Inc.*  ......................    68,873    1,917,683
 Catalina Marketing Corporation*  ........   319,500   10,406,115
 Cerner Corporation*  ....................   176,500    6,072,703
 CheckFree Corporation*  .................   370,000   10,880,313
 Digital Insight Corporation*  ...........   738,800    8,519,288
 FactSet Research Systems, Inc.  .........   338,000   10,207,600
 Fiserv, Inc.*  ..........................   261,900   11,736,394
 Getty Images, Inc.*  ....................   620,000   10,016,875
 MemberWorks Incorporated*  ..............   465,000   10,971,094
 Niku Corporation*  ......................   861,726    2,396,675
 ProBusiness Services, Inc.*  ............   146,100    3,205,069
 Sanchez Computer Associates, Inc.*  .....   300,000    2,231,250
                                                     ------------
                                                      105,344,259
                                                     ------------

Chemicals and Allied Products - 1.62%
 Pharmacyclics, Inc.*  ...................   352,500    7,920,234
                                                     ------------

Communication - 2.09%
 Emmis Communications Corporation,
   Class A* ..............................   404,400   10,223,738
                                                     ------------

Educational Services - 2.39%
 ITT Educational Services, Inc.*  ........   430,900   11,677,390
                                                     ------------


               See Notes to Schedule of Investments on page 183.

THE INVESTMENTS OF SMALL CAP GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 6.58%
 Advanced Fibre Communications, Inc.*  ...   627,500 $  9,000,703
 Avanex Corporation*  ....................   338,800    3,582,810
 Cree, Inc.*  ............................   189,600    2,839,260
 Glenayre Technologies, Inc.*  ...........   290,100      611,937
 Rambus Inc.*  ...........................   115,500    2,377,568
 Tekelec*  ...............................   458,100    8,231,484
 TriQuint Semiconductor, Inc.*  ..........   377,000    5,572,531
                                                     ------------
                                                       32,216,293
                                                     ------------
Engineering and Management Services - 6.02%
 Gene Logic Inc.*  .......................   421,100    7,053,425
 ICOS Corporation*  ......................   179,600    8,514,163
 MAXIMUS, Inc.*  .........................   470,000   13,916,700
                                                     ------------
                                                       29,484,288
                                                     ------------

Food and Kindred Products - 4.29%
 American Italian Pasta Company,
   Class A* ..............................   656,300   21,001,600
                                                     ------------

Health Services - 4.14%
 American Healthways, Inc.*  .............   500,000    8,640,625
 Amsurg Corp., Class A*  .................   118,000    2,245,688
 Amsurg Corp., Class B*  .................   484,509    9,357,080
                                                     ------------
                                                       20,243,393
                                                     ------------

Industrial Machinery and Equipment - 2.02%
 Lam Research Corporation*  ..............   417,500    9,902,578
                                                     ------------


               See Notes to Schedule of Investments on page 183.

THE INVESTMENTS OF SMALL CAP GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 5.77%
 ACLARA BioSciences, Inc.*  ..............   222,700 $  1,221,376
 Credence Systems Corporation*  ..........   204,900    4,206,853
 Cytyc Corporation*  .....................   217,600    3,576,800
 PINNACLE SYSTEMS, INC.*  ................   277,000    2,328,531
 VISX, Incorporated*  ....................   985,800   16,926,186
                                                     ------------
                                                       28,259,746
                                                     ------------

Leather and Leather Products - 0.25%
 Kenneth Cole Productions, Inc.,
   Class A* ..............................    47,900    1,195,105
                                                     ------------

Nondepository Institutions - 2.05%
 Financial Federal Corporation*  .........   410,000   10,045,000
                                                     ------------

Oil and Gas Extraction - 4.38%
 Global Industries, Ltd.*  ...............   761,100   11,059,734
 Newfield Exploration Company*  ..........   297,400   10,379,260
                                                     ------------
                                                       21,438,994
                                                     ------------

Prepackaged Software - 5.87%
 Citrix Systems, Inc.*  ..................   302,000    6,389,187
 Dendrite International, Inc.*  ..........   893,200   12,448,975
 OTG Software, Inc.*  ....................   483,000    3,056,496
 Transaction Systems Architects, Inc.,
   Class A* ..............................   952,800    6,803,611
                                                     ------------
                                                       28,698,269
                                                     ------------

Rubber and Miscellaneous Plastics Products - 0.59%
 AptarGroup, Inc.  .......................    94,800    2,888,556
                                                     ------------

Stone, Clay and Glass Products - 1.00%
 Cabot Microelectronics Corporation*  ....   111,100    4,912,703
                                                     ------------

               See Notes to Schedule of Investments on page 183.

THE INVESTMENTS OF SMALL CAP GROWTH FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Telephone and Radiotelephone Communications - 6.27%
 Illuminet Holdings, Inc.*  ..............   540,700 $ 11,101,247
 RCN Corporation*  .......................   487,400    2,932,028
 Western Wireless Corporation, Class A*  .   410,000   16,669,062
                                                     ------------
                                                       30,702,337
                                                     ------------

Transportation by Air - 1.70%
 Midwest Express Holdings, Inc.*  ........   526,200    8,319,222
                                                     ------------

Transportation Equipment - 3.37%
 Gentex Corporation*  ....................   714,700   16,505,103
                                                     ------------

Wholesale Trade -- Durable Goods - 3.64%
 MSC Industrial Direct Co., Inc., Class A*   893,800   14,309,738
 Packard BioScience Company*  ............   467,000    3,480,621
                                                     ------------
                                                       17,790,359
                                                     ------------

Wholesale Trade -- Nondurable Goods - 1.14%
 Allscripts Healthcare Solutions, Inc.  .. 1,118,800    5,588,406
                                                     ------------

TOTAL COMMON STOCKS - 88.57%                         $433,514,468
 (Cost: $495,628,670)

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITY - 0.56%
Communication
 Kestrel Solutions, Inc.,
   5.5%, 7-15-05, Convertible (A) ........   $ 3,000 $  2,715,000
                                                     ------------
 (Cost: $3,000,000)


               See Notes to Schedule of Investments on page 183.

THE INVESTMENTS OF SMALL CAP GROWTH FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Commercial Paper
 Business Services - 1.12%
 Electronic Data Systems Corporation,
   5.02%, 4-5-01 .........................    $5,500 $  5,496,932
                                                     ------------

 Chemicals and Allied Products - 1.02%
 GLAXO WELLCOME plc,
   5.17%, 4-9-01 .........................     5,000    4,994,256
                                                     ------------

 Communication - 1.02%
 SBC Communications Inc.,
   5.17%, 4-17-01 ........................     5,000    4,988,511
                                                     ------------

 Electric, Gas and Sanitary Services - 1.02%
 Kansas City Power & Light Co.,
   5.95%, 4-2-01 .........................     5,000    4,999,174
                                                     ------------

 Food and Kindred Products - 0.06%
 General Mills, Inc.,
   5.205%, Master Note ...................       287      287,000
                                                     ------------

 Heavy Construction, Excluding Building - 1.23%
 Halliburton Company,
   4.95%, 4-6-01 .........................     6,000    5,995,875
                                                     ------------

 Nondepository Institutions - 0.04%
 PACCAR Financial Corp.,
   4.925%, Master Note ...................       209      209,000
                                                     ------------

 Petroleum and Coal Products - 3.06%
 ExxonMobil Australia Pty. Ltd.,
   4.9%, 4-19-01 .........................    15,000   14,963,250
                                                     ------------

Total Commercial Paper - 8.57%                         41,933,998
               See Notes to Schedule of Investments on page 183.

THE INVESTMENTS OF SMALL CAP GROWTH FUND

March 31, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligation - 1.35%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   5.43%, 4-2-01 .........................    $6,633 $  6,633,000
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 9.92%                  $ 48,566,998
 (Cost: $48,566,998)

TOTAL INVESTMENT SECURITIES - 99.05%                 $484,796,466
 (Cost: $547,195,668)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.95%       4,660,865

NET ASSETS - 100.00%                                 $489,457,331


Notes to Schedule of Investments

   *No income dividends were paid during the preceding 12 months.

 (A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the value of this security amounted to $2,715,000, or 0.56% of net assets.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

SMALL CAP GROWTH FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3) ...........  $484,796
 Receivables:
   Fund shares sold ........................................     7,076
   Investment securities sold...............................     4,743
   Dividends and interest...................................        44
 Prepaid insurance premium  ................................         2
                                                              --------
    Total assets  ..........................................   496,661
                                                              --------
LIABILITIES
 Payable for investment securities purchased  ..............     3,992
 Payable to Fund shareholders  .............................     2,985
 Accrued transfer agency and dividend disbursing (Note 2)  .       115
 Due to custodian ..........................................        36
 Accrued management fee (Note 2) ...........................        22
 Accrued distribution fee (Note 2)  ........................        19
 Accrued accounting services fee (Note 2) ..................         6
 Accrued service fee (Note 2) ..............................         6
 Other  ....................................................        23
                                                              --------
    Total liabilities  .....................................     7,204
                                                              --------
      Total net assets .....................................  $489,457
                                                              ========
NET ASSETS
 $0.01 par value capital stock
   Capital stock ...........................................  $    520
   Additional paid-in capital...............................   570,378
 Accumulated undistributed loss:
   Accumulated undistributed net investment loss ...........       (2)
   Accumulated undistributed net realized loss on
    investments  ...........................................  (19,040)
   Net unrealized depreciation of investments ..............  (62,399)
                                                              --------
    Net assets applicable to outstanding units
      of capital ...........................................  $489,457
                                                              ========
Net asset value per share (net assets divided by
 shares outstanding):
 Class A  ..................................................     $9.43
 Class B  ..................................................     $9.36
 Class C  ..................................................     $9.38
 Class Y  ..................................................    $10.14
Capital shares outstanding:
 Class A  ..................................................       427
 Class B  ..................................................       531
 Class C  ..................................................    48,999
 Class Y  ..................................................     2,073
Capital shares authorized ..................................   400,000

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

SMALL CAP GROWTH FUND
For the Fiscal Year Ended March 31, 2001
(In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Interest and amortization ............................... $   8,462
   Dividends ...............................................        60
                                                             ---------
    Total income  ..........................................     8,522
                                                             ---------
 Expenses (Note 2):
   Investment management fee ...............................     5,540
   Distribution fee:
    Class A  ...............................................         1
    Class B  ...............................................        21
    Class C  ...............................................     4,735
    Class Y  ...............................................        39
   Service fee:
    Class A  ...............................................         4
    Class B  ...............................................         7
    Class C  ...............................................     1,594
   Transfer agency and dividend disbursing:
    Class A  ...............................................         8
    Class B  ...............................................        12
    Class C  ...............................................     1,345
   Accounting services fee .................................        76
   Registration fees .......................................        56
   Custodian fees ..........................................        40
   Shareholder servicing fee - Class Y .....................        24
   Legal fees ..............................................        20
   Audit fees ..............................................        16
   Other ...................................................       158
                                                             ---------
    Total expenses  ........................................    13,696
                                                             ---------
      Net investment loss ..................................    (5,174)
                                                             ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (NOTES 1 AND 3)
 Realized net gain on investments  .........................    20,079
 Unrealized depreciation in value of investments
   during the period .......................................  (292,313)
                                                             ---------
    Net loss on investments ................................  (272,234)
                                                             ---------
      Net decrease in net assets resulting from
       operations  ......................................... $(277,408)
                                                             =========
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

SMALL CAP GROWTH FUND
(In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2001         2000
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment loss ...................  $ (5,174)    $( 5,284)
   Realized net gain on investments ......    20,079      236,897
   Unrealized appreciation (depreciation)   (292,313)     112,584
                                            --------     --------
    Net increase (decrease) in net assets
      resulting from operations ..........  (277,408)     344,197
                                            --------     --------
 Distributions to shareholders from realized
   net gain on investment transactions
   (Note 1E):*
    Class A ..............................    (1,030)         ---
    Class B ..............................    (1,447)         ---
    Class C  .............................  (187,675)     (98,873)
    Class Y  .............................    (4,749)      (2,024)
                                            --------     --------
                                            (194,901)    (100,897)
                                            --------     --------
 Capital share transactions (Note 5)  ....   144,420      141,492
                                            --------     --------
   Total increase (decrease)..............  (327,889)     384,792
NET ASSETS
 Beginning of period  ....................   817,346      432,554
                                            --------     --------
 End of period  ..........................  $489,457     $817,346
                                            ========     ========
 Undistributed net investment loss  ......       $(2)        $---
                                                 ===         ====

*See "Financial Highlights" on pages 187 - 190.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                    For the
                    period
                     from
                   7-3-00*
                        to
                    3-31-01
                   --------
Net asset value,
 beginning of period $19.64
                     ------
Loss from investment
 operations:
 Net investment
   loss ............  (0.02)
 Net realized and
   unrealized loss
   on investments ..  (4.74)
                     ------
Total from investment
 operations  .......  (4.76)
                     ------
Less distribution
 from capital gains   (5.45)
                     ------
Net asset value,
 end of period  .... $ 9.43
                     ======
Total return** ..... -28.30%
Net assets, end of
 period (in
 millions)  ........     $4
Ratio of expenses
 to average net
 assets  ...........   1.49%***
Ratio of net investment
 loss to average
 net assets  .......  -0.39%***
Portfolio turnover
 rate  .............  47.85%****

   *Commencement of operations.
  **Total return calculated without taking into account the sales load deducted on an initial purchase.
 ***Annualized.
****For the fiscal year ended March 31, 2001.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                    For the
                    period
                     from
                   7-6-00*
                        to
                    3-31-01
                   --------
Net asset value,
 beginning of period $19.26
                     ------
Loss from investment
 operations:
 Net investment
   loss ............  (0.06)
 Net realized and
   unrealized loss
   on investments ..  (4.39)
                     ------
Total from investment
 operations  .......  (4.45)
                     ------
Less distributions
 from capital gains   (5.45)
                     ------
Net asset value,
 end of period  ....  $9.36
                     ======
Total return ....... -27.29%
Net assets, end of
 period (in
 millions)  ........     $5
Ratio of expenses
 to average net
 assets  ...........   2.31%**
Ratio of net investment
 loss to average
 net assets  .......  -1.18%**
Portfolio turnover
 rate  .............  47.85%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended March 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND(A)
Class C Shares(B)
For a Share of Capital Stock Outstanding Throughout Each Period:*

                              For the fiscal year ended March 31,
                             ------------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $21.64 $14.74  $14.29 $ 9.08  $10.50
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   loss ............          (0.10) (0.18)  (0.11) (0.13)  (0.03)
 Net realized and
   unrealized gain (loss)
   on investments ..          (6.71) 10.22    2.91   5.91   (1.09)
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          (6.81) 10.04    2.80   5.78   (1.12)
                             ------ ------  ------ ------  ------
Less distribution
 from capital gains           (5.45) (3.14)  (2.35) (0.57)  (0.30)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $ 9.38 $21.64  $14.74 $14.29  $ 9.08
                             ====== ======  ====== ======  ======
Total return .......         -35.17% 73.38%  21.61% 65.37% -10.97%
Net assets, end of
 period (in
 millions)  ........           $459   $801    $425   $330    $198
Ratio of expenses
 to average net
 assets  ...........           2.12%  2.11%   2.10%  2.13%   2.12%
Ratio of net investment
 loss to average
 net assets  .......          -0.81% -0.90%  -0.90% -1.12%  -0.27%
Portfolio turnover
 rate ..............          47.85% 82.24%  51.41% 33.46%  37.20%

(A)Small Cap Growth Fund (formerly Growth Fund) changed its name effective June 30, 2000.
(B)See Note 5.
*Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND(A)
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                             For the fiscal year ended March 31,
                            -------------------------------------
                               2001   2000    1999   1998    1997
                            ------- ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $22.65 $15.21  $14.55 $ 9.16  $10.52
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.20) (0.15)   0.00  (0.03)   0.01
 Net realized and
   unrealized gain (loss)
   on investments ..          (6.86) 10.73    3.01   5.99   (1.07)
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          (7.06) 10.58    3.01   5.96   (1.06)
                             ------ ------  ------ ------  ------
Less distribution
 from capital gains           (5.45) (3.14)  (2.35) (0.57)  (0.30)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $10.14 $22.65  $15.21 $14.55  $ 9.16
                             ====== ======  ====== ======  ======
Total return .......         -34.67% 74.71%  22.73% 66.78% -10.37%
Net assets, end of
 period (000
 omitted) ..........        $21,027$16,770  $7,942   $633    $264
Ratio of expenses
 to average net
 assets  ...........           1.30%  1.30%   1.18%  1.30%   1.17%
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.02% -0.09%   0.08% -0.30%   0.31%
Portfolio turnover
 rate  .............          47.85% 82.24%  51.41% 33.46%  37.20%

(A)Small Cap Growth Fund (formerly Growth Fund) changed its name effective June 30, 2000.
*Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

                       See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2001

An interview with Cynthia P. Prince-Fox, portfolio manager of W&R Funds, Inc. -- Tax-Managed Equity Fund


This report relates to the operation of W&R Funds, Inc. - Tax-Managed Equity Fund for the fiscal period ended March 31, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance since its inception on June 30, 2000.

How did the Fund perform since its inception?
The Tax-Managed Equity Fund was impacted by the extremely difficult environment for stocks during the latter half of 2000 and early 2001. While the Fund outperformed one of its benchmark indexes since its inception, it underperformed the other during the same period. Since its inception on June 30, 2000, the Fund's Class A shares declined 32.23 percent, compared with the Lipper Large-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 34.82 percent over the last nine months, and the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 19.57 percent over the last nine months. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes do not reflect a sales load.

What helped the Fund outperform one benchmark index, yet underperform the other since its inception?
At the Fund's inception, we began establishing initial positions in growth stocks, with an eye toward the objective of long-term growth of capital, while minimizing taxable gains. Unfortunately, this produced negative returns, as markets in general, and growth stocks in particular, came under significant pressure when the economy began to weaken. We believe that the Fund lagged the S&P 500 primarily due to our exposure to technology stocks. At the time, we anticipated that most technology company fundamentals would remain intact. However, due to what we believe was a rapid deterioration in customer orders due to an uncertain economic picture, many technology companies were compelled to reduce profit expectations.

What other market conditions or events influenced the Fund's performance since its inception?
The economic weakness that the U.S. experienced in the latter part of 2000 was only a prelude to the weakness we have experienced so far in 2001. We believe that this, at least in part, is the result of a dramatic increase in earnings pre-announcements by companies in early 2001. Compounding the problem, we feel, has been a return to more normal valuation parameters. Early in 2000, many technology stocks enjoyed peak valuations with peak profitability, as the markets assumed that these companies were immune to overall economic trends. Since then, of course, most of these companies have seen a dramatic drop in profitability and valuation.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We began to establish positions in sectors such as financial services, health care and energy, where we felt the fundamentals would allow stocks to remain somewhat insulated from an economic downturn. However, even these stocks have dropped along with the entire market, as more economic uncertainty and a compression in the valuation process has generally affected all sectors.

What industries or sectors did you emphasize since the Fund's inception, and what looks attractive to you going forward?
We continue to hold some technology issues, as we believe that the long-term prospects for some of these companies remain solid. We also have harvested some losses where we felt that the recovery would take longer than originally anticipated. Going forward, we feel that the consumer should start to benefit from declining interest rates, which should favor sectors such as retail and consumer durables. We anticipate focusing on these areas for future investments.


Respectfully,


Cynthia P. Prince-Fox
Manager
W&R Tax-Managed Equity Fund

Comparison of Change in Value of $10,000 Investment


                        W&R                        Lipper
                        Tax-                    Large-Cap
                        Managed                    Growth
                        Equity         S&P          Funds
                        Fund,          500       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
     06/30/00  Purchase  $9,425    $10,000        $10,000
     09/30/00             8,963      9,900          9,955
     12/31/00             8,219      9,123          8,228
     03/31/01             6,777      8,043          6,518

 ===== W&R Tax-Managed Equity Fund, Class A Shares (1) -- $6,777
 +++++ S&P 500 Index -- $8,043
 ***** Lipper Large-Cap Growth Funds Universe Average -- $6,518

(1) The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Aggregate Total Return*
                    Class A    Class B   Class C
               ---------------------------------
Period Ended
  3-31-01**           -32.23%   -32.76%   -29.48%

 *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load in the period. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
**6-30-00 for Class A shares, 7-13-00 for Class B shares and 7-6-00 for Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND

-----------------------------------------------------------------
Tax-Managed Equity Fund

                                GOAL:   To seek long-term growth of capital
                                        while minimizing taxable gains and
                                        income to shareholders.

Strategy
Invests primarily in a diversified portfolio of common stocks issued by large to medium sized U.S. and foreign companies. The Fund seeks stocks that are favorably priced in relation to their fundamental value and that will likely grow over time.

Founded
2000

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class A Shares

Per Share Data
For the Fiscal Period Ended March 31, 2001
----------------------------------------
Net asset value on
   3-31-01                      $ 7.19
   6-30-00                       10.00
                                ------
Change per share                $(2.81)
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND


Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-01      ---          ---             ---           ---
 5-year period
  ended 3-31-01      ---          ---             ---           ---
10-year period
  ended 3-31-01      ---          ---             ---           ---
Cumulative return
  since inception
  of Class (F)     -32.23%      -28.10%         -32.76%       -29.22%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)6-30-00 for Class A shares and 7-13-00 for Class B shares (the date on which shares were first acquired by shareholders).


Average Annual Total Return(A)
                         Class C
                  -----------------------
                      With      Without
Period               CDSC(B)     CDSC(C)
------            ----------   ----------
 1-year period
  ended 3-31-01          ---       ---
 5-year period
  ended 3-31-01          ---       ---
10-year period
  ended 3-31-01          ---       ---
Cumulative return
  since inception
  of Class (D)        -29.48%   -28.77%


(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(C)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(D)7-6-00 for Class C shares (the date on which shares were first acquired by shareholders).

Portfolio Highlights


On March 31, 2001, Tax-Managed Equity Fund had net assets totaling $5,738,067 invested in a diversified portfolio of:

   94.79% Common Stock
    5.21% Cash and Cash Equivalents



As a shareholder of Tax-Managed Equity Fund, for every $100 you had invested on March 31, 2001, your Fund owned:

 $27.64  Manufacturing Stocks
  17.49  Finance, Insurance and Real Estate Stocks
  16.28  Services Stocks
  11.83  Mining Stocks
  11.81  Transportation, Communication, Electric
           and Sanitary Services Stocks
   9.74  Wholesale and Retail Trade Stocks
   5.21  Cash and Cash Equivalents

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS
Business Services - 9.83%
 Amdocs Limited*  ........................     2,100   $  100,590
 AOL Time Warner Inc.  ...................     6,800      273,020
 CheckFree Corporation*  .................     2,300       67,635
 eBay Inc.*  .............................     3,400      122,931
                                                       ----------
                                                          564,176
                                                       ----------

Chemicals and Allied Products - 15.60%
 Amgen Inc.*  ............................     2,600      156,406
 Bristol-Myers Squibb Company  ...........     2,700      160,380
 King Pharmaceuticals, Inc.*  ............     1,500       61,125
 Merck & Co., Inc.  ......................     2,400      182,160
 Pfizer Inc.  ............................     3,100      126,945
 Schering-Plough Corporation  ............     5,700      208,221
                                                       ----------
                                                          895,237
                                                       ----------

Communication - 3.85%
 Cox Communications, Inc., Class A*  .....     3,100      137,919
 Fox Entertainment Group, Inc., Class A*       2,000       39,200
 Viacom Inc., Class B*  ..................     1,000       43,970
                                                       ----------
                                                          221,089
                                                       ----------

Depository Institutions - 1.02%
 Citigroup Inc.  .........................     1,300       58,474
                                                       ----------

Electronic and Other Electric Equipment - 3.83%
 McData Corporation, Class B*  ...........     1,400       31,719
 Nortel Networks Corporation  ............     4,000       56,200
 Tellabs, Inc.*  .........................     1,800       73,125
 Texas Instruments Incorporated  .........     1,900       58,862
                                                       ----------
                                                          219,906
                                                       ----------


               See Notes to Schedule of Investments on page 199.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Food Stores - 3.28%
 Kroger Co. (The)*  ......................     7,300   $  188,267
                                                       ----------

Furniture and Fixtures - 2.09%
 Lear Corporation*  ......................     4,100      120,130
                                                       ----------
General Merchandise Stores - 2.71%
 Target Corporation  .....................     4,300      155,144
                                                       ----------

Health Services - 4.84%
 HCA - The Healthcare Company  ...........     6,900      277,863
                                                       ----------

Instruments and Related Products - 4.07%
 Medtronic, Inc.  ........................     5,100      233,274
                                                       ----------

Insurance Carriers - 11.01%
 American International Group, Inc.   ....     3,700      297,850
 Berkshire Hathaway Inc., Class B*  ......       100      217,600
 MGIC Investment Corporation  ............     1,700      116,314
                                                       ----------
                                                          631,764
                                                       ----------

Nondepository Institutions - 5.46%
 Financial Federal Corporation*  .........     6,900      169,050
 Morgan Stanley Dean Witter & Co.  .......     2,700      144,450
                                                       ----------
                                                          313,500
                                                       ----------

Oil and Gas Extraction - 11.83%
 Anadarko Petroleum Corporation  .........     4,200      263,676
 Apache Corporation  .....................     4,100      236,201
 Burlington Resources Incorporated  ......     4,000      179,000
                                                       ----------
                                                          678,877
                                                       ----------


               See Notes to Schedule of Investments on page 199.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND

March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Prepackaged Software - 1.61%
 Veritas Software Corp.*  ................     2,000   $   92,470
                                                       ----------

Telephone and Radiotelephone Communications - 6.99%
 AT&T Wireless Group*  ...................     6,100      116,998
 SBC Communications Inc.  ................     3,600      160,668
 Worldcom, Inc.*  ........................     6,600      123,131
                                                       ----------
                                                          400,797
                                                       ----------

Transportation Equipment - 2.05%
 Lockheed Martin Corporation  ............     3,300      117,645
                                                       ----------

Water Transportation - 0.97%
 Carnival Corporation  ...................     2,000  $    55,340
                                                      -----------

Wholesale Trade -- Nondurable Goods - 3.75%
 Enron Corp.  ............................     3,700   $  214,970
                                                       ----------

TOTAL COMMON STOCKS - 94.79%                           $5,438,923
 (Cost: $6,165,870)

TOTAL SHORT-TERM SECURITIES - 4.55%                    $  261,000
 (Cost: $261,000)

TOTAL INVESTMENT SECURITIES - 99.34%                   $5,699,923
 (Cost: $6,426,870)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.66%          38,144

NET ASSETS - 100.00%                                   $5,738,067


Notes to Schedule of Investments

*No income dividends were paid during the preceding 12 months.
 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
 See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

TAX-MANAGED EQUITY FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (Notes 1 and 3) ...........    $5,700
 Cash  .....................................................         1
 Receivables:
   Investment securities sold ..............................        48
   Dividends and interest...................................         2
 Prepaid registration fees  ................................        25
                                                                ------
    Total assets  ..........................................     5,776
                                                                ------
LIABILITIES
 Payable to Fund shareholders  .............................        23
 Accrued transfer agency and dividend disbursing (Note 2) ..         1
 Other  ....................................................        14
                                                                ------
    Total liabilities  .....................................        38
                                                                ------
      Total net assets .....................................    $5,738
                                                                ======
NET ASSETS
 $0.01 par value capital stock
   Capital stock ...........................................    $    8
   Additional paid-in capital...............................     7,721
 Accumulated undistributed loss:
   Accumulated undistributed net realized loss on
    investments  ...........................................    (1,264)
   Net unrealized depreciation of investments ..............      (727)
                                                                ------
    Net assets applicable to outstanding units
      of capital ...........................................    $5,738
                                                                ======
Net asset value per share (net assets divided by shares
 outstanding):
 Class A  ..................................................     $7.19
 Class B  ..................................................     $7.12
 Class C  ..................................................     $7.13
Capital shares outstanding:
 Class A  ..................................................       520
 Class B  ..................................................        42
 Class C  ..................................................       238
Capital shares authorized ..................................   400,000

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

TAX-MANAGED EQUITY FUND
For the Fiscal Period from June 30, 2000 through March 31, 2001
(In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Interest and amortization ...............................   $    32
   Dividends ...............................................        11
                                                               -------
    Total income  ..........................................        43
                                                               -------
 Expenses (Note 2):
   Investment management fee ...............................        26
   Registration fees .......................................        32
   Distribution fee:
    Class A  ...............................................       ---*
    Class B  ...............................................         1
    Class C  ...............................................         7
   Custodian fees ..........................................         7
   Service fee:
    Class A  ...............................................         3
    Class B  ...............................................       ---*
    Class C  ...............................................         2
   Transfer agency and dividend disbursing:
    Class A  ...............................................         2
    Class B  ...............................................       ---*
    Class C  ...............................................         2
   Audit fees ..............................................         3
   Other ...................................................         2
                                                               -------
   Total....................................................        87
    Less expenses in excess of voluntary waiver of
      management fee (Note 2) ..............................       (26)
                                                               -------
      Total expenses .......................................        61
                                                               -------
       Net investment loss  ................................       (18)
                                                               -------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES
 1 AND 3)
 Realized net loss on investments  .........................    (1,264)
 Unrealized depreciation in value of investments
   during the period .......................................      (727)
                                                               -------
    Net loss on investments ................................    (1,991)
                                                               -------
      Net decrease in net assets resulting from
       operations  .........................................   $(2,009)
                                                               =======

 *Commencement of operations.
**Not shown due to rounding.
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

TAX-MANAGED EQUITY FUND
For the Fiscal Period from June 30, 2000* through March 31, 2001
(In Thousands)

INCREASE IN NET ASSETS
 Operations:
   Net investment loss ...................                 $  (18)
   Realized net loss on investments ......                 (1,264)
   Unrealized depreciation ...............                   (727)
                                                           ------
    Net decrease in net assets resulting
      from operations ....................                 (2,009)
                                                           ------
 Capital share transactions (Note 5)  ....                  4,747
                                                           ------
   Total increase ........................                  2,738
NET ASSETS
 Beginning of period  ....................                  3,000
                                                           ------
 End of period  ..........................                 $5,738
                                                           ======
 Undistributed net investment income  ....                   $---
                                                             ====

*Commencement of operations.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

TAX-MANAGED EQUITY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                   6-30-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $10.00
                                    ------
Loss from investment operations:
 Net investment loss  ..........     (0.00)
 Net realized and unrealized loss
   on investments ..............     (2.81)
                                    ------
Total from investment operations     (2.81)
                                    ------
Less distributions:
 From net investment income  ...     (0.00)
 From capital gains ............     (0.00)
                                    ------
Total distributions ............     (0.00)
                                    ------
Net asset value,
 end of period  ................    $ 7.19
                                    ======
Total return** .................    -28.10%
Net assets, end of period (in
 millions)  ....................        $4
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      1.27%***
Ratio of net investment loss to
 average net assets including
 voluntary expense waiver  .....     -0.09%***
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      1.80%***
Ratio of net investment loss to
 average net assets including
 voluntary expense waiver  .....     -0.62%***
Portfolio turnover rate ........     73.46%
  *Commencement of operations.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

TAX-MANAGED EQUITY FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                   7-13-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $10.06
                                    ------
Loss from investment operations:
 Net investment loss  ..........     (0.05)
 Net realized and unrealized loss
   on investments ..............     (2.89)
                                    ------
Total from investment operations     (2.94)
                                    ------
Less distributions:
 From net investment income  ...     (0.00)
 From capital gains ............     (0.00)
                                    ------
Total distributions ............     (0.00)
                                    ------
Net asset value,
 end of period  ................    $ 7.12
                                    ======
Total return ...................    -29.22%
Net assets, end of period (000
 omitted)  .....................      $296
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      2.45%**
Ratio of net investment loss to
 average net assets including
 voluntary expense waiver  .....     -1.74%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      3.48%**
Ratio of net investment loss to
 average net assets including
 voluntary expense waiver  .....     -2.77%**
Portfolio turnover rate ........     73.46%

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

TAX-MANAGED EQUITY FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout the Period:

                                   For the
                                    period
                                      from
                                   7-6-00*
                                        to
                                   3-31-01
                                   --------
Net asset value,
 beginning of period  ..........    $10.01
                                    ------
Loss from investment operations:
 Net investment loss  ..........     (0.06)
 Net realized and unrealized loss
   on investments ..............     (2.82)
                                    ------
Total from investment operations     (2.88)
                                    ------
Less distributions:
 From net investment income  ...     (0.00)
 From capital gains ............     (0.00)
                                    ------
Total distributions ............     (0.00)
                                    ------
Net asset value,
 end of period  ................    $ 7.13
                                    ======
Total return ...................    -28.77%
Net assets, end of period (in
 millions)  ....................        $2
Ratio of expenses to average net
 assets including voluntary expense
 waiver  .......................      2.35%**
Ratio of net investment loss to
 average net assets including
 voluntary expense waiver  .....     -1.52%**
Ratio of expenses to average net
 assets excluding voluntary expense
 waiver  .......................      3.34%**
Ratio of net investment loss to
 average net assets including
 voluntary expense waiver  .....     -2.50%**
Portfolio turnover rate ........     73.46%

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2001

Note 1 - Significant Accounting Policies

W&R Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues twelve series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and
     asked prices quoted by major dealers in such stocks.   Restricted
     securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon
     as the Fund is informed of the ex-dividend date.   Interest income is
     recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 --

     Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 2001, the following amounts were reclassified:

                                           Increase
                          Increase         (Decrease)
                          Accumulated      Accumulated
                          Undistributed    Undistributed   Additional
                          Net Investment   Net Realized    Paid-In
                          Income           Capital Gains   Capital
Core Equity Fund            $5,138,885     $(5,138,885)   $      ---
International Growth Fund    2,367,755         (76,498)   (2,291,257)
Large Cap Growth Fund           27,299            (890)      (26,409)
Science & Technology Fund      863,128        (863,128)          ---
Small Cap Growth Fund        5,172,292      (4,601,872)     (570,420)
Tax-Managed Equity Fund         18,239             ---       (18,239)

     Net investment income, net realized gains and net assets are not affected by these changes.

F.  Options -- See Note 6 -- Options

G.  Futures -- See Note 7 -- Futures.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The Funds already amortize premiums and discounts on debt securities, therefore management believes there will be no impact to the Funds.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Corporation's investment manager. WRIMCO provides advice and supervises investments for which services it is paid a fee. The fee is payable by each Fund at the following annual rates:

                                                              Annual
     Fund                     Net Assets Breakpoints          Rate
     ------------------------------------------------------------
     W&R Asset
       Strategy Fund      Up to $1 Billion                  .700%
                          Over $1 Billion up to
                            $2 Billion                      .650%
                          Over $2 Billion up to
                            $3 Billion                      .600%
                          Over $3 Billion                   .550%

     W&R Core Equity Fund Up to $1 Billion                  .700%
                          Over $1 Billion up to
                            $2 Billion                      .650%
                          Over $2 Billion up to
                            $3 Billion                      .600%
                          Over $3 Billion                   .550%

     W&R High
       Income Fund        Up to $500 Million                .625%
                          Over $500 Million up to
                            $1 Billion                      .600%
                          Over $1 Billion up to
                            $1.5 Billion                    .550%
                          Over $1.5 Billion                 .500%

     W&R International    Up to $1 Billion                  .850%
      Growth Fund         Over $1 Billion up to
                            $2 Billion                      .830%
                          Over $2 Billion up to
                            $3 Billion                      .800%
                          Over $3 Billion                   .760%

     W&R Large Cap Growth Up to $1 Billion                  .700%
      Fund                Over $1 Billion up to
                            $2 Billion                      .650%
                          Over $2 Billion up to
                            $3 Billion                      .600%
                          Over $3 Billion                   .550%

     W&R Limited-Term     Up to $500 Million                .500%
      Bond Fund           Over $500 Million up to
                            $1 Billion                      .450%
                          Over $1 Billion up to
                            $1.5 Billion                    .400%
                          Over $1.5 Billion                 .350%

     W&R Mid Cap Growth   Up to $1 Billion                  .850%
      Fund                Over $1 Billion up to
                            $2 Billion                      .830%
                          Over $2 Billion up to
                            $3 Billion                      .800%
                          Over $3 Billion                   .760%

     W&R Money Market
       Fund               All levels                        .400%

     W&R Municipal Bond
       Fund               Up to $500 Million                .525%
                          Over $500 Million up to
                            $1 Billion                      .500%
                          Over $1 Billion up to
                            $1.5 Billion                    .450%
                          Over $1.5 Billion                 .400%

     W&R Science and      Up to $1 Billion                  .850%
      Technology Fund     Over $1 Billion up to
                            $2 Billion                      .830%
                          Over $2 Billion up to
                            $3 Billion                      .800%
                          Over $3 Billion                   .760%

     W&R Small Cap Growth Up to $1 Billion                  .850%

      Fund                Over $1 Billion up to
                            $2 Billion                      .830%
                          Over $2 Billion up to
                            $3 Billion                      .800%
                          Over $3 Billion                   .760%

     W&R Tax-Managed      Up to $1 Billion                  .625%
      Equity Fund         Over $1 Billion up to
                            $2 Billion                      .600%
                          Over $2 Billion up to
                            $3 Billion                      .550%
                          Over $3 Billion                   .500%

The fee is accrued and paid daily. However, WRIMCO has agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

        Average Net Asset Level           Annual Fee Rate
             (in millions)                 for Each Level
        -----------------------           ---------------

          From  $    0 to $   10          $      0
          From  $   10 to $   25          $ 11,000
          From  $   25 to $   50          $ 22,000
          From  $   50 to $  100          $ 33,000
          From  $  100 to $  200          $ 44,000
          From  $  200 to $  350          $ 55,000
          From  $  350 to $  550          $ 66,000
          From  $  550 to $  750          $ 77,000
          From  $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, each Fund pays the Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

Prior to September 1, 2000, each of the Funds paid WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                       Accounting Services Fee

                  Average
               Net Asset Level               Annual Fee
          (all dollars in millions)      Rate for Each Level
          ------------------------       -------------------
          From $    0  to $   10                $      0
          From $   10  to $   25                $ 10,000
          From $   25  to $   50                $ 20,000
          From $   50  to $  100                $ 30,000
          From $  100  to $  200                $ 40,000
          From $  200  to $  350                $ 50,000
          From $  350  to $  550                $ 60,000
          From $  550  to $  750                $ 70,000
          From $  750  to $1,000                $ 85,000
               $1,000 and Over                  $100,000


Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month: Asset Strategy Fund pays the Agent a monthly fee of $1.4125; High Income Fund, Limited-Term Bond Fund and Municipal Bond Fund each pay the Agent a monthly fee of $1.6125; and Core Equity Fund, International Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Science and Technology Fund, Small Cap Growth Fund and Tax-Managed Equity Fund each pay the Agent a monthly fee of $1.3375. Money Market Fund pays the Agent a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

Prior to September 1, 2000, under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, each Fund other than Money Market Fund paid WARSCO a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. Each Fund also paid W&R and WARSCO for certain out-of-pocket costs.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the period ended March 31, 2001, W&R received the following amounts in gross sales commissions and deferred sales charges:


                                                CDSC

                           Gross Sales     ----------------------
                           Commissions Class A  Class B   Class C
     Asset Strategy Fund      $ 55,325    $--- $  693     $ 2,300
     Core Equity Fund           96,329     ---  3,712      16,363
     High Income Fund           10,912     ---     46         235
     International Growth Fund  90,757     ---     19      15,985
     Large Cap Growth Fund     240,775     ---    425       1,334
     Limited-Term Bond Fund      3,780     ---    ---         343
     Mid Cap Growth Fund       162,467     ---    352       1,009
     Money Market Fund             ---     ---    ---       2,709
     Municipal Bond Fund         4,133     ---    ---         562
     Science and Technology
       Fund                    137,599     ---  1,046      37,148
     Small Cap Growth Fund     127,764     ---    629      27,077
     Tax-Managed Equity Fund    46,961     ---    ---         404

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended March 31, 2001, W&R paid the following amounts:

     Asset Strategy Fund                  $ 98,245
     Core Equity Fund                      297,659
     High Income Fund                       24,383
     International Growth Fund             179,341
     Large Cap Growth Fund                 211,275
     Limited-Term Bond Fund                 13,289
     Mid Cap Growth Fund                   145,812
     Money Market Fund                         ---
     Municipal Bond Fund                     7,930
     Science and Technology Fund           266,313
     Small Cap Growth Fund                 363,614
     Tax-Managed Equity Fund                35,887

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B shares and Class C shares, respectively, each Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of a Fund's average annual net assets attributable to that class to compensate W&R for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

Under the Class Y Plan, each Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate the Distributor for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

The Corporation paid Directors' fees of $54,307, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Investment securities transactions for the period ended March 31, 2001 are summarized as follows:

                                   Asset           Core           High
                                Strategy         Equity         Income
                                    Fund           Fund           Fund
                             -----------     ----------    -----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities  ...............$ 62,112,794   $210,185,549   $ 21,263,065
Purchases of bullion .......     840,694            ---            ---
Purchases of U.S. Government
 securities  ...............  37,250,121            ---            ---
Purchases of short-term
 securities  ............... 305,032,552    611,703,102    207,566,208
Purchases of options .......   4,028,228        359,685            ---
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  ....  90,094,298    253,958,603     23,402,734
Proceeds from sales
 of bullion  ...............     477,573            ---            ---
Proceeds from maturities
 and sales of U.S.
 Government securities  ....  10,838,664            ---            ---
Proceeds from maturities
 and sales of short-term
 securities  ............... 295,271,477    623,361,495    206,484,079
Proceeds from options ......   4,161,332        988,789            ---


                            International      Large Cap       Limited-

                                  Growth         Growth      Term Bond
                                    Fund           Fund           Fund
                             -----------     ----------    -----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities  ...............$168,246,340   $ 45,426,989     $1,942,992
Purchases of U.S. Government
 securities  ...............         ---            ---        998,507
Purchases of short-term
 securities  ............... 839,118,249    565,092,932      9,513,172
Purchases of options .......         ---            ---            ---
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  .... 185,038,311     14,106,004      1,730,927
Proceeds from maturities
 and sales of U.S.
 Government securities  ....         ---            ---      2,794,626
Proceeds from maturities
 and sales of short-term
 securities  ............... 828,711,458    561,713,045      8,433,000
Proceeds from options ......         ---            ---            ---
                                 Mid Cap      Municipal    Science and
                                  Growth           Bond     Technology
                                    Fund           Fund           Fund
                             -----------     ----------     ----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities  ...............$ 18,938,702    $ 8,366,553 $  172,699,691
Purchases of U.S. Government
 securities  ...............         ---            ---            ---
Purchases of short-term
 securities  ............... 742,336,267     29,141,084  1,646,834,286
Purchases of options .......      18,028        172,341            ---
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  ....   8,080,364     10,235,310    211,243,152
Proceeds from maturities
 and sales of U.S.
 Government securities  ....         ---            ---            ---
Proceeds from maturities
 and sales of short-term
 securities  ............... 732,985,000     28,696,000  1,613,772,000
Proceeds from options ......      41,181        155,769        259,750


                               Small Cap    Tax-Managed

                                  Growth         Equity
                                    Fund           Fund
                             -----------     ----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities  ...............$  300,148,310  $10,956,240
Purchases of U.S. Government
 securities  ...............         ---            ---
Purchases of short-term
 securities  ...............3,361,929,435    70,875,305
Purchases of options .......         ---            ---
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  .... 254,411,876      3,526,038
Proceeds from maturities
 and sales of U.S.
 Government securities  ....         ---            ---
Proceeds from maturities
 and sales of short-term
 securities  ...............3,477,304,263    70,624,171
Proceeds from options ......         ---            ---

For Federal income tax purposes, cost of investments owned at March 31, 2001 and the related unrealized appreciation (depreciation) were as follows:

                                                             Aggregate
                                                          Appreciation
                            Cost AppreciationDepreciation(Depreciation)
                     ----------- -------------------------------------
Asset Strategy Fund $ 58,812,723    $ 930,607   $ 651,557    $ 279,050
Core Equity Fund     392,332,704  108,416,398  49,225,338   59,191,060
High Income Fund      19,678,743      564,176     535,738       28,438
International Growth
 Fund                141,770,416   10,287,779  16,810,196   (6,522,417)
Large Cap Growth Fund 31,352,213    1,126,351   4,429,390   (3,303,039)
Limited-Term Bond Fund20,143,818      351,022     138,664      212,358
Mid Cap Growth Fund   18,803,039      426,686   1,865,463   (1,438,777)
Money Market Fund     14,098,408          ---         ---          ---
Municipal Bond Fund   28,905,166      304,522   1,089,851     (785,329)
Science and Technology
 Fund                179,335,695    9,204,801  41,015,045  (31,810,244)
Small Cap Growth Fund547,202,540   72,481,286 134,887,360  (62,406,074)
Tax-Managed Equity Fund6,436,209      180,619     916,905     (736,286)

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, Asset Strategy Fund and Core Equity Fund realized capital gain net income of $3,438,795 and $53,160,991, respectively, during the fiscal year ended March 31, 2001. For Federal income tax purposes, High Income Fund realized capital losses of $2,581,600 during the year ended March 31, 2001, which included the effect of certain losses deferred into the next fiscal year as well as the effect of losses recognized from the prior year (see discussion below). Capital loss carryovers aggregated $3,556,222 at March 31, 2001 and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $501,692 at March 31, 2007; $472,930 at March 31, 2008; and $2,581,600 at March 31, 2009.
For Federal income tax purposes, International Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Science and Technology Fund and Small Cap Growth Fund realized capital gain net income of $12,709,825, $158,575, $404,630, $43,058,545 and $34,517,880, respectively, during the period ended March 31, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). For Federal income tax purposes, Limited-Term Bond Fund realized capital losses of $159,953 for the year ended March 31, 2001, which included the effect of certain losses deferred into the next fiscal year as well as the effect of losses recognized from the prior year (see discussion below). Remaining capital loss carryovers aggregated $307,905 at March 31, 2001, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $83,452 at March 31, 2005; $64,500 at March 31, 2006; and $159,953 at March 31, 2009. For Federal
income tax purposes, Municipal Bond Fund realized capital losses of $519,288 during the year ended March 31, 2001, which included the effect of certain losses deferred into the next fiscal year as well as the effect of losses recognized from prior year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized at March 31, 2009. For Federal income tax purposes, Tax-Managed Equity Fund realized capital losses of $59,107 during the period ended March 31, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized at March 31, 2009. A portion of the capital gain net income of Asset Strategy Fund, Core Equity Fund, International Growth Fund, Science and Technology Fund and Small Cap Growth Fund was paid to shareholders during the year ended March 31, 2001. Remaining capital gain net income for Asset Strategy Fund, Core Equity Fund, International Growth Fund, Science and Technology Fund and Small Cap Growth Fund will be distributed to shareholders. The capital gain net income for Large Cap Growth Fund and Mid Cap Growth Fund has been distributed to shareholders.

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through March 31, 2001, High Income Fund, International Growth Fund, Large Cap Growth Fund, Limited-Term Bond Fund, Mid Cap Growth Fund, Municipal Bond Fund, Science and Technology Fund, Small Cap Growth Fund and Tax-Managed Equity Fund incurred net capital losses of $710,496, $12,786,589, $3,542,535, $453, $1,838,996, $43,824, $1,297,246, $19,032,811 and $1,195,887,
respectively, which have been deferred to the fiscal year ending March 31, 2002. In addition, during the year ended March 31, 2001, High Income Fund, Limited-Term Bond Fund and Municipal Bond Fund recognized post-October losses of $239,041, $127,534 and $79,105, respectively, that had been deferred from the year ended March 31, 2000.

NOTE 5 -- Multiclass Operations

Each Fund within the Corporation (other than Money Market Fund which offers only Class A, Class B and Class C shares) is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Corporation.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Class B shares were combined with Class C shares effective March 24, 2000 and were redesignated Class C shares.

Transactions in capital stock for the fiscal period ended March 31, 2001 are summarized below.  Amounts are in thousands.

                              Asset          Core          High
                           Strategy        Equity        Income
                               Fund          Fund          Fund
                        -----------    ----------   -----------
Shares issued from sale
  of shares:
 Class A  ............          236           515            71
 Class B  ............          154           445            80
 Class C  ............        1,013         3,310           269
 Class Y  ............           11            82             1
Shares issued from
 reinvestment of
 dividends and/or
 capital gains distribution:
 Class A  ............           24            39             2
 Class B  ............           11            55             2
 Class C  ............          780         8,511           185
 Class Y  ............            8            36           ---*
Shares redeemed:
 Class A  ............          (54)         (131)         (21)
 Class B  ............           (6)          (23)          (2)
 Class C  ............         (711)       (7,842)        (753)
 Class Y  ............           (6)          (28)         ---*
                              -----         -----           ---
Increase (decrease) in
 outstanding capital shares
                              1,460         4,969          (166)
                              =====         =====           ===
Value issued from sale
 of shares:
 Class A  ............      $ 3,253       $ 6,097       $   611
 Class B  ............        2,098         5,544           696
 Class C  ............       14,492        41,573         2,351
 Class Y  ............          150         1,031             7
Value issued from
 reinvestment of
 dividends and/or
 capital gains distribution:
 Class A  ............          300           426            17
 Class B  ............          144           600            19
 Class C  ............        9,813        93,199         1,622
 Class Y  ............          105           404             1
Value redeemed:
 Class A  ............         (678)       (1,389)         (180)
 Class B  ............          (82)         (249)          (14)
 Class C  ............      (10,041)      (96,735)       (6,635)
 Class Y  ............          (90)         (371)           (1)
                            -------        -------      -------
Increase (decrease) in
 outstanding capital        $19,464        $50,130      $(1,506)
                            =======        =======      =======
*Not shown due to rounding.


                       International     Large Cap      Limited-

                             Growth        Growth     Term Bond
                               Fund          Fund          Fund
                        -----------    ----------   -----------
Shares issued from sale
  of shares:
 Class A  ............          420         2,035            49
 Class B  ............          156           282            42
 Class C  ............          900           922           249
 Class Y  ............          362            30            58
Shares issued from
 reinvestment of
 dividends and/or
 capital gains distribution:
 Class A  ............           66            19          ---*
 Class B  ............           39             1             1
 Class C  ............        3,184             4            87
 Class Y  ............           57           ---*            8
Shares redeemed:
 Class A  ............          (38)         (365)          (1)
 Class B  ............          (23)          (31)          (1)
 Class C  ............       (1,996)         (225)        (504)
 Class Y  ............          (85)           (1)         (11)
                              -----         -----           ---
Increase (decrease) in
 outstanding capital shares   3,042         2,671          (23)
                              =====         =====           ===
Value issued from sale
 of shares:
 Class A  ............      $ 7,120       $24,251        $  491
 Class B  ............        3,011         3,285           419
 Class C  ............       18,702        10,939         2,499
 Class Y  ............        5,880           335           578
Value issued from
 reinvestment of
 dividends and/or
 capital gains distribution:
 Class A  ............          909           215             5
 Class B  ............          536            11            10
 Class C  ............       43,808            44           855
 Class Y  ............          849             3            82
Value redeemed:
 Class A  ............        (577)       (4,225)            (6)
 Class B  ............        (320)         (355)           (15)
 Class C  ............     (36,667)       (2,492)        (4,967)
 Class Y  ............      (2,038)          (11)          (112)
                            -------       -------        ------
Increase (decrease)
in outstanding capital      $41,213       $32,000        $ (161)
                            =======       =======        ======
*Not shown due to rounding.

                            Mid Cap         Money     Municipal

                             Growth        Market          Bond
                               Fund          Fund          Fund
                        -----------    ----------    ----------
Shares issued from sale
  of shares:
 Class A  ............        1,017         3,165           113
 Class B  ............          204           653             4
 Class C  ............          622        22,623            94
 Class Y  ............           19           n/a           ---*
Shares issued from
 reinvestment of
 dividends and/or
 capital gains distribution:
 Class A  ............           31           146             1
 Class B  ............            4             5           ---*
 Class C  ............            9            83           156
 Class Y  ............            1           n/a           ---*
Shares redeemed:
 Class A  ............          (75)       (1,502)           (1)
 Class B  ............          (24)         (227)          ---
 Class C  ............         (220)      (12,744)         (603)
 Class Y  ............          ---*          n/a           ---
                              -----        ------           ---
Increase (decrease) in
 outstanding capital shares   1,588        12,202          (236)
                              =====        ======           ===
Value issued from sale
 of shares:
 Class A  ............      $11,044       $ 3,165       $ 1,176
 Class B  ............        2,209           653            37
 Class C  ............        6,846        22,623         1,687
 Class Y  ............          218           n/a           ---*
Value issued from
 reinvestment of
 dividends and/or
 capital gains distribution:
 Class A  ............          323           146            11
 Class B  ............           40             5           ---*
 Class C  ............           95            83           898
 Class Y  ............            6           n/a           ---*
Value redeemed:
 Class A  ............         (761)       (1,502)         (13)
 Class B  ............         (244)         (227)          ---
 Class C  ............       (2,396)      (12,744)      (6,175)
 Class Y  ............          ---*          n/a           ---
                            -------       -------       -------
Increase (decrease) in
 outstanding capital        $17,380       $12,202      $(2,379)
                            =======       =======       =======
*Not shown due to rounding.

                        Science and     Small Cap   Tax-Managed

                         Technology        Growth        Equity
                               Fund          Fund          Fund
                        -----------    ----------    ----------
Shares issued from sale
  of shares:
 Class A  ............          313           408           466
 Class B  ............          161           444            45
 Class C  ............        1,361         2,809           454
 Class Y  ............           71         2,450           ---
Shares issued from reinvestment
 of dividends and/or
 capital gains distribution:
 Class A  ............           44            93           ---
 Class B  ............           31           130           ---
 Class C  ............        1,930        16,665           ---
 Class Y  ............           15           398           ---
Shares redeemed:
 Class A  ............          (34)          (74)         (246)
 Class B  ............          (15)          (43)           (4)
 Class C  ............       (2,067)       (7,479)         (215)
 Class Y  ............          (52)       (1,515)          ---
                              -----        ------         -----
Increase (decrease) in
 outstanding capital shares
                              1,758        14,286           500
                              =====        ======         =====
Value issued from sale
 of shares:
 Class A  ............      $ 8,557      $  6,082        $4,220
 Class B  ............        4,693         6,938           399
 Class C  ............       41,214        43,656         4,099
 Class Y  ............        2,138        33,613           ---
Value issued from reinvestment
 of dividends and/or
 capital gains distribution:
 Class A  ............        1,046         1,030           ---
 Class B  ............          736         1,430           ---
 Class C  ............       45,259       183,313           ---
 Class Y  ............          361         4,728           ---
Value redeemed:
 Class A  ............         (854)       (1,032)       (2,120)
 Class B  ............         (367)         (584)          (31)
 Class C  ............      (58,506)     (112,387)       (1,820)
 Class Y  ............       (1,623)      (22,367)          ---
                            -------      --------        ------
Increase (decrease) in
 outstanding capital
                            $42,654      $144,420        $4,747
                            =======      ========        ======
*Not shown due to rounding.

Transactions in capital stock for the fiscal year ended March 31, 2000 are summarized below. Amounts are in thousands.


                             Asset                        High
                           Strategy        Growth        Income
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............        1,088         5,238           713
 Class C  ............        3,465        37,161         2,520
 Class Y  ............            7           865           ---*
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............           90         5,558           165
 Class C  ............            1            84             6
 Class Y  ............            1           112           ---*
Shares redeemed:
 Class B  ............       (3,899)      (39,601)       (3,436)
 Class C  ............          (34)         (241)          (59)
 Class Y  ............           (2)         (759)          ---*
                              -----        ------         -----
Increase (decrease) in
 outstanding capital shares
                                717         8,417           (91)
                              =====        ======         =====
Value issued from sale
 of shares:
 Class B  ............      $13,016      $ 85,891       $ 6,880
 Class C  ............       52,539       853,837        23,848
 Class Y  ............           86        15,504             3
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............        1,107        96,442         1,580
 Class C  ............           17         1,449            55
 Class Y  ............           13         2,024           ---*
Value redeemed:
 Class B  ............      (57,701)     (895,114)      (32,608)
 Class C  ............         (524)       (5,366)         (573)
 Class Y  ............          (26)      (13,175)           (3)
                            -------      --------       -------
Increase (decrease)in
 outstanding capital
                            $ 8,527      $141,492       $  (818)
                            =======      ========       =======

*Not shown due to rounding.

                      International      Limited-     Municipal

                             Growth     Term Bond          Bond
                               Fund          Fund          Fund
                        -----------  ------------  ------------
Shares issued from sale
  of shares:
 Class B  ............        1,553           786           451
 Class C  ............        8,221         1,991         2,850
 Class Y  ............          218           105           ---
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............          542            95           124
 Class C  ............           12             3             3
 Class Y  ............            8             3           ---*
Shares redeemed:
 Class B  ............       (8,498)       (2,979)       (4,391)
 Class C  ............          (71)          (50)          (48)
 Class Y  ............          (88)           (8)          ---
                              -----         -----         -----
Increase (decrease) in
 outstanding capital shares
                              1,897           (54)       (1,011)
                              =====         =====         =====
Value issued from sale
 of shares:
 Class B  ............     $ 29,238       $ 7,845       $ 4,958
 Class C  ............      246,818        19,380        28,818
 Class Y  ............        5,494         1,033           ---
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............       12,373           937         1,305
 Class C  ............          280            25            26
 Class Y  ............          188            32           ---*
Value redeemed:
 Class B  ............     (247,001)      (29,147)      (44,833)
 Class C  ............       (2,133)         (486)         (495)
 Class Y  ............       (2,324)          (77)          ---
                           --------        ------      --------
Increase (decrease) in
 outstanding capital
                           $ 42,933        $ (458)     $(10,221)
                           ========        ======      ========

*Not shown due to rounding.

                        Science and         Total

                         Technology        Return
                               Fund          Fund
                        -----------  ------------
Shares issued from sale
  of shares:
 Class B  ............        3,257         6,120
 Class C  ............        6,359        42,965
 Class Y  ............          148            58
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............           33         1,649
 Class C  ............            2            18
 Class Y  ............          ---*            6
Shares redeemed:
 Class B  ............       (5,834)      (51,879)
 Class C  ............          (79)         (435)
 Class Y  ............         (105)          (28)
                              -----        ------
Increase (decrease) in
 outstanding capital shares
                              3,781        (1,526)
                              =====        ======
Value issued from sale
 of shares:
 Class B  ............     $ 77,915      $ 72,977
 Class C  ............      317,906       593,357
 Class Y  ............        4,519           719
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B  ............        1,221        19,693
 Class C  ............           64           212
 Class Y  ............            9            72
Value redeemed:
 Class B  ............     (292,678)     (700,957)
 Class C  ............       (3,731)       (5,907)
 Class Y  ............       (3,235)         (343)
                           --------      --------
Increase (decrease) in
 outstanding capital
                           $101,990      $(20,177)
                           ========      ========

*Not shown due to rounding.

NOTE 6 -- Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

For Asset Strategy Fund, transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       March 31, 2000                ---     $      ---
     Options written               9,394      3,200,909
     Options terminated
       in closing purchase
       transactions               (8,121)    (2,941,077)
     Options exercised              (382)       (39,128)
     Options expired                 ---            ---
                                   -----      ---------
     Outstanding at
       March 31, 2001                891       $220,704
                                   =====      =========

For Core Equity Fund, transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       March 31, 2000                ---     $      ---
     Options written               6,036        988,789
     Options terminated
       in closing purchase
       transactions               (6,036)      (988,789)
     Options exercised               ---            ---
     Options expired                 ---            ---
                                   -----      ---------
     Outstanding at
       March 31, 2001                ---           $---
                                   =====      =========

For Mid Cap Growth Fund, transactions in call options written were as follows:

                               Number of       Premiums

                               Contracts       Received
                               ---------       --------
     Outstanding at
       March 31, 2000                ---     $      ---
     Options written                  59         41,181
     Options terminated
       in closing purchase
       transactions                  (40)       (32,876)
     Options exercised               ---            ---
     Options expired                  (5)        (2,047)
                                   -----      ---------
     Outstanding at
       March 31, 2001                 14         $6,258
                                   =====      =========

For Science and Technology Fund, transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       March 31, 2000                ---     $      ---
     Options written                 930        259,750
     Options terminated
       in closing purchase
       transactions                  ---            ---
     Options exercised               ---            ---
     Options expired                 ---            ---
                                   -----      ---------
     Outstanding at
       March 31, 2001                930       $259,750
                                   =====      =========

NOTE 7 -- Futures

The Fund may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 8 -- Name Changes

On June 30, 2000 the Corporation changed its name from Waddell & Reed Funds, Inc. to the current W&R Funds, Inc. Also on June 30, 2000, the former Growth Fund became known as the Small Cap Growth Fund. On October 2, 2000, the former Total Return Fund became the Core Equity Fund.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
W&R Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Fund, Core Equity Fund (formerly Total Return Fund), High Income Fund, International Growth Fund, Large Cap Growth Fund, Limited-Term Bond Fund, Mid Cap Growth Fund, Money Market Fund, Municipal Bond Fund, Science and Technology Fund, Small Cap Growth Fund, and Tax-Managed Equity Fund (collectively the "Funds") comprising W&R Funds, Inc. as of March 31, 2001, and the related statements of operations for the fiscal period then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising W&R Funds, Inc. as of March 31, 2001, the respective results of their operations for the fiscal period then ended, the respective changes in their net assets for each of the two fiscal years in the period then ended, and the respective financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
May 11, 2001

INCOME TAX INFORMATION


The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you in Asset Strategy Fund, Core Equity Fund, International Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Science and Technology Fund or Small Cap Growth Fund, respectively, on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                    For Individuals               For Corporations
                  ----------------------------------------------------
    Record         OrdinaryLong-Term                    Non-Long-Term
      Date   Total   IncomeCapital Gain  QualifyingQualifyingCapital Gain
  --------   -----  -----------------      ----------------------------
                              Asset Strategy Fund
                                    Class A
  12-13-00 $2.7210  $1.9820  $0.7390        $0.0650  $1.9170  $0.7390
  03-14-01  0.0660   0.0660      ---         0.0183   0.0477      ---
           -------  -------  -------        -------  -------  -------
     Total $2.7870  $2.0480  $0.7390        $0.0833  $1.9647  $0.7390
           =======  =======  =======        =======  =======  =======
                              Asset Strategy Fund
                                    Class B
  12-13-00 $2.6680  $1.9290  $0.7390        $0.0120  $1.9170  $0.7390
  03-14-01  0.0370   0.0370      ---         0.0102   0.0268      ---
           -------  -------  -------        -------  -------  -------
     Total $2.7050  $1.9660  $0.7390        $0.0222  $1.9438  $0.7390
           =======  =======  =======        =======  =======  =======
                              Asset Strategy Fund
                                    Class C
  12-13-00 $2.6850  $1.9460  $0.7390        $0.0290  $1.9170  $0.7390
  03-14-01  0.0400   0.0400      ---         0.0111   0.0289      ---
           -------  -------  -------        -------  -------  -------
     Total $2.7250  $1.9860  $0.7390        $0.0401  $1.9459  $0.7390
           =======  =======  =======        =======  =======  =======
                              Asset Strategy Fund
                                    Class Y
  12-13-00 $2.8220  $2.0830  $0.7390        $0.1660  $1.9170  $0.7390
  03-14-01  0.0660   0.0660      ---         0.0183   0.0477      ---
           -------  -------  -------        -------  -------  -------
           $2.8880  $2.1490  $0.7390        $0.1843  $1.9647  $0.7390
           =======  =======  =======        =======  =======  =======
                                Core Equity Fund
                     Class A, Class B, Class C and Class Y
  12-13-00 $2.3800  $0.2020  $2.1780           $---  $0.2020  $2.1780
           =======  =======  =======        =======  =======  =======
                           International Growth Fund
                     Class A, Class B, Class C and Class Y
  12-13-00 $5.8206  $3.0706  $2.7500           $---  $3.0706  $2.7500
           =======  =======  =======        =======  =======  =======
                             Large Cap Growth Fund
                                    Class A
  12-13-00 $0.1150  $0.1150     $---        $0.0197  $0.0953     $---
           =======  =======  =======        =======  =======  =======

PER-SHARE AMOUNTS REPORTABLE AS:

          --------------------------------------------------------------------
                    For Individuals               For Corporations
                  ----------------------------------------------------
    Record         OrdinaryLong-Term                    Non-Long-Term
      Date   Total   IncomeCapital Gain  QualifyingQualifyingCapital Gain
  --------   -----  -----------------      ----------------------------
                             Large Cap Growth Fund
                                    Class B
  12-13-00 $0.0580  $0.0580     $---           $---  $0.0580     $---
           =======  =======  =======        =======  =======  =======
                             Large Cap Growth Fund
                                    Class C
  12-13-00 $0.0700  $0.0700     $---        $0.0041  $0.0659     $---
           =======  =======  =======        =======  =======  =======
                             Large Cap Growth Fund
                                    Class Y
  12-13-00 $0.1240  $0.1240     $---        $0.0228  $0.1012     $---
           =======  =======  =======        =======  =======  =======
                              Mid Cap Growth Fund
                                    Class A
  12-13-00 $0.3510  $0.3510     $---        $0.0066  $0.3444     $---
           =======  =======  =======        =======  =======  =======
                              Mid Cap Growth Fund
                                    Class B
  12-13-00 $0.2970  $0.2970     $---        $0.0007  $0.2963     $---
           =======  =======  =======        =======  =======  =======
                              Mid Cap Growth Fund
                                    Class C
  12-13-00 $0.3050  $0.3050     $---        $0.0015  $0.3035     $---
           =======  =======  =======        =======  =======  =======
                              Mid Cap Growth Fund
                                    Class Y
  12-13-00 $0.3530  $0.3530     $---        $0.0068  $0.3462     $---
           =======  =======  =======        =======  =======  =======
                          Science and Technology Fund
                     Class A, Class B, Class C and Class Y
  12-13-00 $7.6500  $0.7940  $6.8560           $---  $0.7940  $6.8560
           =======  =======  =======        =======  =======  =======
                             Small Cap Growth Fund
                     Class A, Class B, Class C and Class Y
  12-13-00 $5.4520  $3.1900  $2.2620           $---  $3.1900  $2.2620
           =======  =======  =======        =======  =======  =======

Dividends are declared and recorded by each Fund on each day the New York Stock

Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends and long-term capital gains paid during the fiscal year ended March 31, 2001:

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                           For Individuals                 For Corporations
                 --------------------------------------------------------------
Record         Ordinary      Long-Term                     Non- Long-Term
    Date    Total  Income   Capital Gain     QualifyingQualifyingCapital Gain
----------- ------------- ---------------      ----------------------------
                                High Income Fund
                     Class A, Class B, Class C and Class Y
April 2000
  through
  December
  2000    100.0000%100.0000%    ---%        1.5147% 98.4853%     ---%
January 2001
  through
  March
  2001    100.0000%100.0000%    ---%        7.4054% 92.5946%     ---%
                             Limited-Term Bond Fund
                     Class A, Class B, Class C and Class Y
April 2000
  through
  December
  2000    100.0000%100.0000%    ---%           ---%100.0000%     ---%
January 2001
  through
  March
  2001    100.0000%100.0000%    ---%           ---%100.0000%     ---%
                               Money Market Fund
                          Class A, Class B and Class C
April 2000
  through
  December
  2000    100.0000%100.0000%    ---%           ---%100.0000%     ---%
January 2001
  through
  March
  2001    100.0000%100.0000%    ---%           ---%100.0000%     ---%
                              Municipal Bond Fund
                     Class A, Class B, Class C and Class Y
                     For Individuals          For Corporations
             ------------------------------------------------------------------
Record      OrdinaryLong-TermExempt      Non-Long-Term  Exempt
  Date  Total  IncomeCapital GainInterestQualifyingCapital GainInterest
------------- ------------------------------------------------------
April 2000
through
December
  2000100.0000%7.3758%  ---%92.6242%   7.3758%     ---%92.6242%
January 2001

through
 March
  2001100.0000%5.0445%  ---%94.9555%   5.0445%     ---%94.9555%

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from Municipal Bond Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

To all traditional IRA Planholders:


As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Michael L. Avery, Vice President
Bryan J. Bailey, Vice President
Daniel P. Becker, Vice President
Henry H. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Thomas A. Mengel, Vice President
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Louise D. Rieke, Vice President
Grant P. Sarris, Vice President
Daniel C. Schulte, Vice President
Kimberly A. Scott, Vice President
Mark G. Seferovich, Vice President
Zachary H. Shafran, Vice President
W. Patrick Sterner, Vice President
Mira Stevovich, Vice President
Daniel J. Vrabac, Vice President
James D. Wineland, Vice President

W&R Funds, Inc.


Asset Strategy Fund
Core Equity Fund
High Income Fund
International Growth Fund
Large Cap Growth Fund
Limited-Term Bond Fund
Mid Cap Growth Fund
Money Market Fund
Municipal Bond Fund
Science and Technology Fund
Small Cap Growth Fund
Tax-Managed Equity Fund









------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888) WADDELL
  (888) 923-3355

Our INTERNET address is:
  http://www.waddell.com

WRR3000A(3-01)
printed on recycled paper

For more complete information regarding any of the mutual funds in W&R Funds, including charges and expenses, please obtain the Corporation's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.